                        ANNUAL REPORT / OCTOBER 31, 2002

                            AIM OPPORTUNITIES I FUND

                                 [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                               AIMinvestments.com

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                                  [COVER IMAGE]

                THE INDEPENDENCE DAY PARADE BY JANE WOOSTER SCOTT

  JUST AS SMALL BUSINESSES ARE A KEY COMPONENT OF THIS FESTIVE PAINTING, SMALL

     COMPANIES ARE AN IMPORTANT PART OF THE U.S. ECONOMIC LANDSCAPE. IN AIM

OPPORTUNITIES I FUND, WE ENDEAVOR TO OWN THE STOCKS OF SMALLER COMPANIES THAT WE

                        BELIEVE HAVE EXCITING POTENTIAL.

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AIM OPPORTUNITIES I FUND IS FOR SHAREHOLDERS WHO SEEK LONG-TERM GROWTH OF
CAPITAL BY INVESTING IN A PORTFOLIO CONSISTING PRIMARILY OF SMALL-COMPANY STOCKS WHICH MANAGEMENT BELIEVES INVOLVE "SPECIAL OPPORTUNITIES."

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o Effective July 1, 2002, AIM Small Cap Opportunities Fund was renamed AIM Opportunities I Fund.

o AIM Opportunities I Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

o Leveraging and short selling, along with other hedging strategies, may present higher risks, but also offer greater potential rewards. Short sales are riskier because they rely on the managers' ability to anticipate a security's future value. The fund, which is not a complete investment program, may not be appropriate for all investors. There is no guarantee that the fund managers' investment strategies will help investors attain their goals. Please see the prospectus for more information about specific investment strategies and risks.

o The fund is non-diversified, which may increase risk as well as potential reward.

o Investing in small and mid-sized companies may involve risks not associated with investing in more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Russell 2000 Index represents the performance of the stocks of small-capitalization companies. The unmanaged Russell 2000 Growth Index measures the performance of Russell 2000 companies with higher price/book ratios and higher forecasted growth values.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.


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                              TO OUR SHAREHOLDERS

                    DEAR SHAREHOLDER:

[PHOTO OF           All of us know how difficult the equity markets were during
ROBERT H.           the fiscal year ended October 31, 2002. We are now in the
GRAHAM]             unenviable position of being able to say we have been in a deeper and longer market downturn than that of 1973-74. We know from experience that these conditions do eventually end, though no one can predict exactly when.

                        We are encouraged, however, by the fact that as I write
                    this letter, the U.S. equity market has had several positive weeks in a row. Whether this is the start of a long-term positive trend remains to be seen. In the meantime, let me assure you that all of us at AIM continue to work hard on your behalf.

                    In light of continuing market difficulties, I thought you would appreciate detailed information on some of the methods
AIM uses to manage your money. This information is presented in the two pages following this letter. I hope it will provide you with a greater understanding of our investment process, and I encourage you to read it carefully. One of our ongoing goals is to keep all of our shareholders well-informed.

BACK TO BASICS

When market conditions are as trying as they have been during the fiscal year covered by this report, it is well to keep some investing fundamentals in mind. First, seek professional advice--it is more important now than ever. A financial professional can help you:

o Understand your entire financial profile before selecting individual investments so you can tailor your portfolio to specific goals and timetables.

o Learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates. Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

o Develop reasonable expectations. Historically, stocks have averaged about a 10% return per year, bonds less, facts many of us forgot during the 1990s.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments helpful.

    Amid a steeply declining equities market, AIM Opportunities I Fund held up better than the index for small-cap growth stocks such as those in which the fund invests. The fund's Class A shares returned -19.14%, excluding sales charges, while the Russell 2000 Growth Index returned -21.57%.

    Timely information about your fund and the markets is always available on our Web site, aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

IMPORTANT NEWS ABOUT AIM

This report features AIM's new logo and Web address, which we have adopted to better reflect our diverse line of investment products. We are well known for our mutual funds, but we also offer solutions for many investment situations through a broad array of products and services including retirement products for employers and individuals, annuities, college savings plans, separately managed accounts, and cash management for businesses.

    I am also pleased to announce that Mark Williamson will become Chief Executive Officer of A I M Management Group Inc., the parent company of your fund's advisor and distributor, on January 1, 2003. I will remain Chairman of AIM. Mark has had a long and distinguished career in the mutual fund industry and I am looking forward to his joining the AIM team.

    Thank you for investing with AIM. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 2, 2002

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                      ... AIM OPPORTUNITIES I FUND HELD UP

                       BETTER THAN THE INDEX FOR SMALL-CAP

                         GROWTH STOCKS SUCH AS THOSE IN

                             WHICH THE FUND INVESTS.

                                ROBERT H. GRAHAM

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

                     A SPECIAL MESSAGE TO OUR SHAREHOLDERS

INVESTMENT RESEARCH UPDATE FOR AIM CLIENTS

[EDGAR M. LARSEN PHOTO]

    EDGAR M. LARSEN
CHIEF INVESTMENT OFFICER


  [GARY T. CRUM PHOTO]

      GARY T. CRUM
DIRECTOR OF INVESTMENTS

THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

    We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

    We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

    Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

    AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

    AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

    For example, AIM's fixed-income and equity analysts attend the same meetings

================================================================================

                               RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                 OUR INVESTMENT-

                                RESEARCH EFFORTS.

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                                       2
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                               ... WE REAFFIRM OUR

                                  COMMITMENT TO

                              EXCELLENCE ACROSS ALL

                                OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

with company managements, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

    Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

    Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

    As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund--represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

    AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

    This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

    AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

    We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.

Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM

/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

GROWTH STOCKS STRUGGLE AS BEAR MARKET CONTINUES

WHAT WERE AIM OPPORTUNITIES I FUND'S RESULTS FOR THE FISCAL YEAR?

The equity market experienced another difficult year, which saw steep declines in most major stock indexes. AIM Opportunities I Fund's total returns for the 12 months ended October 31, 2002 (excluding sales charges) were -19.14% for Class A shares, -19.70% for Class B shares and -19.75% for Class C shares. By contrast, the Russell 2000 Growth Index, which measures small-cap growth stocks such as those in which the fund invests, returned -21.57%. The wider Russell 2000 Index--benefiting from greater exposure to value stocks, which declined much less than growth stocks this year--posted a -11.57% return.

WHAT WERE THE PREVAILING ECONOMIC TRENDS DURING THE FISCAL YEAR?

After being in recession for the first three quarters of 2001, the U.S. economy showed positive growth in the fourth quarter. Through the rest of the fund's fiscal year, gross domestic product continued to grow, but other economic indicators presented mixed signals. Corporate earnings growth remained anemic. Corporations remained hesitant to make capital expenditures, but consumers' spending remained vigorous nearly all year, thanks in large part to very low interest rates that encouraged purchases of cars and homes.

WHAT TRENDS WERE NOTABLE IN THE STOCK MARKET?

Except for several short-lived rallies, a protracted bear market continued for most of the fiscal year. The third quarter of 2002 was one of the worst in stock market history, with major indexes such as the S&P 500 down more than 17% in a single quarter. By applying alternative investment strategies such as short sales, options and covered calls, AIM Opportunities I Fund was able to offer returns competitive with its peer group while buffering some of the market's extreme volatility.

    Markets rebounded during the final weeks of the fiscal year, as several major companies reported better-than-expected earnings. However, it was uncertain whether the rally was sustainable.

    For the fiscal year, value stocks fared better than growth stocks, and mid- and small-cap stocks held up better than large-cap stocks, but all of these market segments sustained losses.

WHICH PARTS OF THE PORTFOLIO HELPED OR HINDERED PERFORMANCE?

Among the fund's best performers were financials, especially companies that deal with mortgages, as well as health care, notably makers of medical technology and medical devices. Oil and gas equipment and services also did well. Technology for entertainment, such as DVDs and video games, performed very well for the fund.

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                                USING ALTERNATIVE

                              INVESTMENT STRATEGIES

                              AS "SHOCK ABSORBERS"

                                HELPED US PROVIDE

                                COMPETITIVE RISK-

                                ADJUSTED RETURNS.

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PORTFOLIO COMPOSITION

as of 10/31/02, based on total net assets

==================================================================================================================================
TOP 10 LONG POSITIONS                        TOP 10 SHORT POSITIONS                  TOP 10 INDUSTRIES (LONG POSITIONS ONLY)
----------------------------------------------------------------------------------------------------------------------------------
 1. iShares Russell 2000 Index Fund   3.3%    1. Biosite Diagnostics Inc.     0.9%    1. Health Care Equipment                6.9%

 2. Raymond James Financial, Inc.     3.0     2. ADTRAN, Inc.                 0.8     2. Electronic Equipment & Instruments   5.7

 3. Medicis Pharmaceutical Corp.-             3. Johnson & Johnson            0.7     3. Diversified Financial Services       5.4
    Class A                           2.2

 4. ChipPAC, Inc.-Class A             1.9     4. Capital One Financial Corp.  0.7     4. IT Consulting & Services             5.2

 5. Merix Corp.                       1.7     5. American Electric Power              5. Pharmaceuticals                      5.1
                                                 Co., Inc.                    0.7

 6. Ultra Petroleum Corp.             1.6     6. Nokia Oyj-ADR (Finland)      0.7     6. Apparel Retail                       4.2

 7. CACI International Inc.-Class A   1.6     7. SanDisk Corp.                0.6     7. Mutual Funds                         3.3

 8. Cox Radio, Inc.-Class A           1.4     8. Whole Foods Market, Inc.     0.6     8. Semiconductors                       3.3

 9. Wright Medical Group, Inc.        1.3     9. KB Home                      0.6     9. Application Software                 3.2

10. Edwards (A.G.), Inc.              1.3    10. SBC Communications Inc.      0.5    10. Specialty Stores                     2.8

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
==================================================================================================================================

    Being overweight versus the benchmark in energy helped the fund's performance relative to its peers, as energy prices rose due to the possibility of war in Iraq. It helped that the fund was underweight in the still-struggling telecommunications sector and in industrials, which were hurt by lower spending.

    Holdings in the semiconductor industry did not recover as we anticipated, largely because business spending on technology remained cautious, and we sustained some losses there.

COULD YOU DISCUSS SOME OF THE FUND'S HOLDINGS?

Ultra Petroleum, formerly focused on Wyoming, is currently also exploring for oil and gas in China. Its stellar stock performance in the past year was driven by very rapid growth in its crude natural gas reserves.

    ChipPAC tests and packages semiconductors. Though it ended the fund's fiscal year with losses, we retained it in the portfolio because it has sound fundamentals and we believe that it can endure until economic recovery pulls its industry out of its lull.

    Wright Medical Group designs and manufactures devices used to replace damaged knee, hip and other joints. It achieved very strong sales and earnings performance this year and launched a new line of bio-orthopedic products that further strengthened its market leadership position.

WHAT CHANGES DID THE FUND MAKE?

During the third quarter of 2002 we continued gradually reducing our exposure to the hard-hit technology sector, but continued to make some highly selective purchases there--good companies that were hurt by short-term trends but that have long-term potential. We increased our exposure to health care stocks, which are defensive and boosted results. Using alternative investment strategies as "shock absorbers" helped us provide competitive risk-adjusted returns.

WHAT WERE CONDITIONS AT THE END OF THE PERIOD?

As of October 31, the fund held 148 stock positions and had $313.5 million in assets. Both inflation and interest rates remained very low. The Federal Reserve Board (the Fed) observed sluggish economic activity and slow retail sales in September and early October. A weak job market threatened to put a damper on consumer spending as companies were reluctant to hire new employees amid uncertainty about the strength of the economy. The stock market remained volatile and its direction unpredictable. Though AIM Opportunities I Fund's alternative investment strategies help reduce volatility, we continue to remind investors that diversification is one of the best buffers of risk.

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                            PORTFOLIO MANAGEMENT TEAM

                                 AS OF 10/31/02

                           STEVEN A. BRASE, CO-MANAGER

                           BRANT H. DEMUTH, CO-MANAGER

                          ROBERT C. LESLIE, CO-MANAGER

                         CHARLES D. SCAVONE, CO-MANAGER

                       ASSISTED BY THE OPPORTUNITIES TEAM

                          See important fund and index
                         disclosures inside front cover.

                                   [GRAPHIC]

                           For More Information Visit

                               AIMinvestments.com

================================================================================

HISTORY SHOWS THAT BEAR MARKETS NEVER LAST ...

U. S. STOCK MARKET AS REPRESENTED BY S&P 500


                                  [LINE CHART]

9/30/52        24    3/31/61         65     9/30/69        93    3/31/78        89    9/30/86      231    3/31/95      500
12/31/52       26    6/30/61         64     12/31/69       92    6/30/78        95    12/31/86     242    6/30/95      544
3/31/53        25    9/29/61         66     3/31/70        89    9/29/78       102    3/31/87      291    9/29/95      584
6/30/53        24    12/29/61        71     6/30/70        72    12/29/78       96    6/30/87      304    12/29/95     615
9/30/53        23    3/30/62         69     9/30/70        84    3/30/79       101    9/30/87      321    3/29/96      645
12/31/53       24    6/29/62         54     12/31/70       92    6/29/79       102    12/31/87     247    6/28/96      670
3/31/54        26    9/28/62         56     3/31/71       100    9/28/79       109    3/31/88      258    9/30/96      687
6/30/54        29    12/31/62        63     6/30/71        99    12/31/79      107    6/30/88      273    12/31/96     740
9/30/54        32    3/29/63         66     9/30/71        98    3/31/80       102    9/30/88      271    3/31/97      757
12/31/54       35    6/28/63         69     12/31/71      102    6/30/80       114    12/30/88     277    6/30/97      885
3/31/55        36    9/30/63         71     3/31/72       107    9/30/80       125    3/31/89      294    9/30/97      947
6/30/55        41    12/31/63        75     6/30/72       107    12/31/80      135    6/30/89      317    12/31/97     970
9/30/55        43    3/31/64         78     9/29/72       110    3/31/81       136    9/29/89      349    3/31/98     1101
12/30/55       45    6/30/64         81     12/29/72      118    6/30/81       131    12/29/89     353    6/30/98     1133
3/30/56        48    9/30/64         84     3/30/73       111    9/30/81       116    3/30/90      339    9/30/98     1017
6/29/56        46    12/31/64        84     6/29/73       104    12/31/81      122    6/29/90      358    12/31/98    1229
9/28/56        45    3/31/65         86     9/28/73       108    3/31/82       111    9/28/90      306    3/31/99     1286
12/31/56       46    6/30/65         84     12/31/73       97    6/30/82       109    12/31/90     330    6/30/99     1372
3/29/57        44    9/30/65         89     3/29/74        93    9/30/82       120    3/29/91      375    9/30/99     1282
6/28/57        47    12/31/65        92     6/28/74        86    12/31/82      140    6/28/91      371    12/31/99    1469
9/30/57        42    3/31/66         89     9/30/74        63    3/31/83       152    9/30/91      387    3/31/00     1498
12/31/57       39    6/30/66         84     12/31/74       68    6/30/83       168    12/31/91     417    6/30/00     1454
3/31/58        42    9/30/66         76     3/31/75        83    9/30/83       166    3/31/92      403    9/29/00     1436
6/30/58        45    12/30/66        80     6/30/75        95    12/30/83      164    6/30/92      408    12/29/00    1320
9/30/58        50    3/31/67         90     9/30/75        83    3/30/84       159    9/30/92      417    3/30/01     1160
12/31/58       55    6/30/67         90     12/31/75       90    6/29/84       153    12/31/92     435    6/29/01     1224
3/31/59        55    9/29/67         96     3/31/76       102    9/28/84       166    3/31/93      451    9/28/01     1040
6/30/59        58    12/29/67        96     6/30/76       104    12/31/84      167    6/30/93      450    12/31/01    1148
9/30/59        56    3/29/68         90     9/30/76       105    3/29/85       180    9/30/93      458    3/29/02     1147
12/31/59       59    6/28/68         99     12/31/76      107    6/28/85       191    12/31/93     466    6/28/02      989
3/31/60        55    9/30/68        102     3/31/77        98    9/30/85       182    3/31/94      445    9/30/02      815
6/30/60        56    12/31/68       103     6/30/77       100    12/31/85      211    6/30/94      444
9/30/60        53    3/31/69        101     9/30/77        96    3/31/86       238    9/30/94      462
12/30/60       58    6/30/69         97     12/30/77       95    6/30/86       250    12/30/94     459

                                                            Source: Bloomberg LP

================================================================================

The last 2 1/2 years have been challenging for equity mutual fund investors. The S&P 500, considered representative of U.S. stock market performance, has declined significantly since hitting an all-time high in early 2000.

    The colored bars on the chart represent bear markets, typically defined as a 20% decline in the stock market. As the chart shows, the 2000-2002 bear market has been more severe and more prolonged than any other in the last 50 years. But it shows that market declines have always ended--and that the stock market has risen over time. While past performance cannot guarantee comparable future results, and while no one can say precisely when the current decline will end, history shows that bear markets never last.

    That is why AIM urges all investors to maintain a long-term investment discipline.

                                FUND PERFORMANCE


RESULTS OF A $10,000 INVESTMENT
6/29/98-10/31/02

                                [MOUNTAIN CHART]

            AIM OPPORTUNITIES I FUND
DATE             CLASS A SHARES         RUSSELL 2000 GROWTH INDEX        RUSSELL 2000 INDEX
06/29/98              9450                          10000                          10000
6//98                 9412                          10000                          10000
7//98                 9223                           9165                           9190
8//98                 7475                           7050                           7405
9//98                 8534                           7765                           7985
10//98                8780                           8170                           8311
11//98                9801                           8804                           8746
12//98               11103                           9601                           9288
1//99                11509                          10033                           9411
2//99                10451                           9115                           8649
3//99                11141                           9439                           8784
4//99                12087                          10273                           9571
5//99                12305                          10289                           9711
6//99                13374                          10831                          10150
7//99                14055                          10497                           9872
8//99                14037                          10104                           9506
9//99                14821                          10299                           9508
10//99               15965                          10563                           9547
11//99               18094                          11679                          10117
12//99               20451                          13738                          11262
1//00                20897                          13610                          11081
2//00                28203                          16778                          12911
3//00                26965                          15014                          12060
4//00                24600                          13498                          11334
5//00                23490                          12315                          10673
6//00                27300                          13907                          11604
7//00                25529                          12715                          11230
8//00                27905                          14052                          12087
9//00                27788                          13354                          11732
10//00               25857                          12270                          11208
11//00               22966                          10041                          10057
12//00               25159                          10656                          10921
1//01                25632                          11518                          11490
2//01                23202                           9939                          10736
3//01                21481                           9035                          10211
4//01                22899                          10141                          11010
5//01                22798                          10377                          11281
6//01                23169                          10660                          11670
7//01                22681                           9751                          11039
8//01                22039                           9141                          10682
9//01                19694                           7666                           9244
10//01               21078                           8403                           9785
11//01               21736                           9105                          10542
12//01               22816                           9672                          11193
1//02                22378                           9328                          11076
2//02                20724                           8724                          10773
3//02                22447                           9483                          11639
4//02                22346                           9278                          11745
5//02                21908                           8735                          11224
6//02                20017                           7994                          10667
7//02                17199                           6766                           9056
8//02                17363                           6762                           9034
9//02                16388                           6274                           8385
10//02               17042                           6591                           8654

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================

The chart compares AIM Opportunities I Fund Class A shares to benchmark indexes. It is intended to give you a general idea of how your fund performed compared to these indexes over the period 6/29/98-10/31/02. (Please note that performance results for each index are for the period 6/30/98-10/31/02.) It is important to understand the difference between your fund and an index. Market indexes, such as the Russell 2000 and the Russell 2000 Growth Indexes, are not managed and incur no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

    Your fund's total return includes sales charges, expenses and management fees. Performance of the fund's Class A, B and C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.

    Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or on sale of fund shares. Performance for the indexes also does not reflect the effects of taxes.


FUND RETURNS

as of 10/31/02

================================================================================

FUND VS. INDEXES

AVERAGE ANNUAL TOTAL RETURNS

6/29/98*-10/31/02, excluding sales charges

                                   [BAR CHART]

AIM OPPORTUNITIES I FUND
CLASS A SHARES                      14.55%

RUSSELL 200 INDEX*                  -3.28%

RUSSELL 2000 GROWTH INDEX*          -9.17%

                                                            Source: Lipper, Inc.

*Indexes since 6/30/98

Performance of the fund's Class A, B and C shares will differ due to different sales charge structures and class expenses.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

including sales charges

CLASS A SHARES
 Inception (6/29/98)               13.07%
  1 Year                          -23.60

CLASS B SHARES
 Inception (7/13/98)               13.36%
  1 Year                          -23.72

CLASS C SHARES
 Inception (12/30/98)              11.69%
  1 Year                          -20.55

In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns, including sales charges, as of 9/30/02, the most recent calendar quarter-end, which were: Class A shares, inception (6/29/98), 12.30%; one year, -21.38%. Class B shares, inception (7/13/98), 12.60%; one year, -21.55%. Class C shares, inception (12/30/98), 10.84%; one year, -18.22%.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

                             EDUCATION AND PLANNING

================================================================================

                              SUCCESSFUL INVESTING

                             REQUIRES DISCIPLINE AND

                            TIME. MOST OF US CLAIM TO

                            BE LONG-TERM INVESTORS--

                            BUT OUR DISCIPLINE CAN BE

                          SORELY TESTED DURING PERIODS

                             OF MARKET VOLATILITY OR

                            MARKET DECLINES. HERE ARE

                           FOUR TIPS THAT CAN HELP YOU

                              MAINTAIN A LONG-TERM

                            PERSPECTIVE WHEN MARKETS

                                BECOME UNCERTAIN.

================================================================================

WANT TO BE A LONG-TERM INVESTOR?
THESE FOUR TIPS CAN HELP

1 DON'T TRY TO TIME THE MARKET

Markets rise and fall, and even the most experienced investment professionals can't consistently predict when market trends will change. That's why most investment professionals remain invested for the long term, regardless of short-term market fluctuations.

    Some individual investors, however, exit the market at the first sign of volatility. History shows that by doing so they risk lowering their long-term investment returns.

    Historically, stocks have provided higher average annual total returns than other asset classes. The S&P 500--considered representative of the U.S. stock market as a whole--boasts an average annual total return of 11.10% for the 50 years ended September 30, 2002. During those five decades, America experienced boom and bust, war and peace--but long-term investors were rewarded for their discipline and patience.

    Markets have always been subject to sharp and sudden declines--and equally sharp and sudden gains. Investors who exit the market at the first sign of a decline risk missing out on significant one-day gains. The table below compares the returns earned by a hypothetical long-term investor who remained in the market to returns earned by other investors who missed just a few days of market gains.

2 SET REASONABLE EXPECTATIONS

While stocks have outperformed other investments over the last half century, they are subject to much higher or much lower returns in a given year or over relatively short investment periods. The 1990s saw much higher-than-average annual returns, but returns for 2000 were much lower than the historical averages. Like many other things, investment returns are subject to significant volatility over the short term--but they average out over time.

    Take a look at how returns for the S&P 500 compare over the short term and the long term. When markets become difficult, as they have been for the last two years, it's natural to long for the "good old days" of the 1990s

================================================================================

THE LONG AND SHORT OF INVESTING

REWARDS OF LONG-TERM INVESTING

S&P 500 Index: For the 10 years ended September 30, 2002(1)

                                AVERAGE ANNUAL
TIME PERIOD                      TOTAL RETURN

Fully invested                      9.00%
Miss the 10 best days               4.05
Miss the 20 best days               0.40
Miss the 30 best days              -2.56

                                                Source: FactSet Research Systems


ONE YEAR RETURNS CAN VARY WIDELY, BUT THEY AVERAGE OUT OVER TIME

S&P 500 Index(1)

                                      AVERAGE          HIGHEST           LOWEST
TIME PERIOD                            RETURN           RETURN           RETURN

1971-1980                               8.48%              --               --
1975                                      --            37.23%              --
1974                                      --               --           -26.47%
1981-1990                              13.92               --               --
1985                                      --            31.73               --
1981                                      --               --            -4.92
1991-2000                              17.44               --               --
1995                                      --            37.53               --
2000                                      --               --            -9.10
30-year average (1971-2000):           13.22               --               --

                                                            Source: Lipper, Inc.

================================================================================
when markets rose 20% or more, year after year. Long-term investors, of course, realize that the 1990s were as much an aberration as are the double-digit declines we've seen more recently. Long-term investors look past short-term declines and keep reasonable long-term expectations.

    Remember, on average, a 20% market decline occurs every five years, and 10 20% corrections occurred in the 54-year period from 1946 to 1999. The market declines of 2000 and 2001 are nothing new to long-term investors.

3 PRACTICE DOLLAR-COST AVERAGING(2)

Saving and investing for long-term goals, such as retirement, is a lifelong process--something we need to do year after year, regardless of temporary market conditions.

    Dollar-cost averaging can take the guesswork out of investing and can help you achieve your long-term investment goals. When you practice dollar-cost averaging, you invest a fixed amount of money at regular intervals regardless of market conditions. You can decide how much and how often to invest.

    There are several advantages to dollar-cost averaging:

o Regular investing helps you make the most of market swings. By investing a fixed amount on a regular basis, you automatically buy more shares when prices are low and fewer shares when prices are high.

o Your average cost per share is less than your average price per share. (The chart below illustrates how dollar-cost averaging works.) The only time this would not occur is if share prices remain constant.

o This strategy is especially appropriate for long-term investments, such as retirement plans. This is because the longer you maintain a regular investment program, the more likely it is that you will buy shares at a wide variety of prices.

o You will be less tempted to make decisions based on short-term events or market conditions. Dollar-cost averaging helps take the emotion out of the investment process.

4 TALK WITH YOUR FINANCIAL ADVISOR

Any time of uncertainty is a good time to speak with your financial advisor.

    Your financial advisor can help you maintain a long-term investment perspective. He or she is familiar with your unique financial situation and financial goals. He or she can work with you to ensure that your investments are still appropriate to achieve your long-term financial goals--or can recommend changes to your investments based on changing market conditions or your changing needs.

    Your financial advisor can help you remain committed to your long-term financial goals and can explain how a disciplined approach to investing can be beneficial over the long term. Also, your financial advisor can ensure that your investments are diversified across various asset classes and investment styles to manage risk.

(1) The unmanaged Standard and Poor's Composite Index of 500 Stocks (S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance. Results assume the reinvestment of dividends. An investment cannot be made directly in an index.

(2) No investment technique can assure a profit or protect against losses in declining markets. Because dollar-cost averaging involves investing continuously regardless of fluctuating securities prices, you should consider your ability to continue making purchases during periods of low price levels.

Source: Ibbotson, Associates

================================================================================

DOLLAR-COST AVERAGING CAN BENEFIT LONG-TERM INVESTORS(2)

                               AMOUNT         SHARE        SHARES
MONTH                         INVESTED        PRICE       PURCHASED

January                      $  200.00       $24.00         8.333
February                        200.00        20.00        10.000
March                           200.00        14.00        14.286
April                           200.00        18.00        11.111
May                             200.00        22.00         9.091
June                            200.00        24.00         8.333
Total invested:              $1,200.00
Average price per share:                      20.33
Total shares purchased:                                    61.154
Average cost per share:                       19.62

This is a hypothetical example demonstrating how dollar-cost averaging works. It does not reflect the performance of any particular investment.

                                      [ART]

================================================================================

FINANCIALS

Schedule of Investments

October 31, 2002

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-85.38%

Aerospace & Defense-0.83%

Allied Research Corp.(a)                          100,000   $  1,710,000
------------------------------------------------------------------------
InVision Technologies, Inc.(a)                     25,000        885,250
========================================================================
                                                               2,595,250
========================================================================

Airlines-0.54%

JetBlue Airways Corp.(a)(b)                        41,600      1,680,224
========================================================================

Apparel Retail-4.15%

Charlotte Russe Holding Inc.(a)                   220,000      2,717,000
------------------------------------------------------------------------
Charming Shoppes, Inc.(a)(b)                      553,000      2,543,800
------------------------------------------------------------------------
Chico's FAS, Inc.(a)                              100,000      1,930,000
------------------------------------------------------------------------
Gymboree Corp. (The)(a)                            60,000      1,101,600
------------------------------------------------------------------------
Hot Topic, Inc.(a)(b)                              85,000      1,657,500
------------------------------------------------------------------------
Pacific Sunwear of California, Inc.(a)             50,000      1,168,500
------------------------------------------------------------------------
Too Inc.(a)                                        75,000      1,897,500
========================================================================
                                                              13,015,900
========================================================================

Apparel, Accessories & Luxury Goods-0.89%

Ashworth, Inc.(a)                                 300,000      1,590,000
------------------------------------------------------------------------
Quicksilver, Inc.(a)                               50,000      1,200,500
========================================================================
                                                               2,790,500
========================================================================

Application Software-3.22%

FactSet Research Systems Inc.                      30,000        820,500
------------------------------------------------------------------------
Informatica Corp.(a)                              600,000      3,120,000
------------------------------------------------------------------------
Macromedia, Inc.(a)                               175,000      1,961,750
------------------------------------------------------------------------
National Instruments Corp.(a)                     100,000      2,869,000
------------------------------------------------------------------------
SafeNet, Inc.(a)                                   79,500      1,334,805
========================================================================
                                                              10,106,055
========================================================================

Banks-0.22%

Community First Bankshares, Inc.                   25,000        685,250
========================================================================

Biotechnology-1.91%

Connectics Corp.(a)                               225,000      2,875,500
------------------------------------------------------------------------
Digene Corp.(a)                                   250,000      2,072,500
------------------------------------------------------------------------
Harvard Bioscience, Inc.(a)                       347,900      1,043,700
========================================================================
                                                               5,991,700
========================================================================

Broadcasting & Cable TV-1.84%

Cox Radio, Inc.-Class A(a)                        180,000      4,273,200
------------------------------------------------------------------------
Spanish Broadcasting System, Inc.(a)              225,000      1,491,750
========================================================================
                                                               5,764,950
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Casinos & Gambling-1.43%

Mandalay Resort Group(a)                           85,000   $  2,404,650
------------------------------------------------------------------------
Penn National Gaming, Inc.(a)                     100,000      2,068,000
========================================================================
                                                               4,472,650
========================================================================

Catalog Retail-0.93%

dELiA*s Corp.-Class A(a)                        1,090,000        545,000
------------------------------------------------------------------------
J. Jill Group, Inc.(a)                            110,000      2,371,600
========================================================================
                                                               2,916,600
========================================================================

Construction, Farm Machinery & Heavy
  Trucks-0.61%

AGCO Corp.(a)                                      75,000      1,905,000
========================================================================

Consumer Electronics-0.36%

Harman International Industries, Inc.              20,300      1,136,800
========================================================================

Consumer Finance-0.50%

Providian Financial Corp.(a)                      350,000      1,557,500
========================================================================

Diversified Commercial Services-2.42%

Coinstar, Inc.(a)                                 100,000      2,999,000
------------------------------------------------------------------------
FTI Consulting, Inc.(a)                            25,000      1,040,000
------------------------------------------------------------------------
Regis Corp.                                        35,000      1,026,900
------------------------------------------------------------------------
Sourcecorp, Inc.(a)                               110,000      2,522,300
========================================================================
                                                               7,588,200
========================================================================

Diversified Financial Services-5.42%

Edwards (A.G.), Inc.(b)                           125,000      4,112,500
------------------------------------------------------------------------
Investors Financial Services Corp.                 80,000      2,453,600
------------------------------------------------------------------------
Jefferies Group, Inc.                              25,000      1,041,250
------------------------------------------------------------------------
Raymond James Financial, Inc.                     300,000      9,390,000
========================================================================
                                                              16,997,350
========================================================================

Electronic Equipment & Instruments-5.70%

Electro Scientific Industries, Inc.(a)            100,000      1,868,000
------------------------------------------------------------------------
FLIR Systems, Inc.(a)                              50,000      2,366,500
------------------------------------------------------------------------
Intermagnetics General Corp.(a)                    45,000        858,600
------------------------------------------------------------------------
Keithley Instruments, Inc.                         75,000        660,000
------------------------------------------------------------------------
Merix Corp.(a)                                    600,000      5,406,000
------------------------------------------------------------------------
Photon Dynamics, Inc.(a)                           75,000      1,607,250
------------------------------------------------------------------------
Plexus Corp.(a)                                   200,000      2,146,000
------------------------------------------------------------------------
Varian Inc.(a)                                    100,000      2,941,000
========================================================================
                                                              17,853,350
========================================================================

Environmental Services-0.82%

Stericycle, Inc.(a)                                50,000      1,665,000
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
Environmental Services-(Continued)

Waste Connections, Inc.(a)                         25,000   $    914,500
========================================================================
                                                               2,579,500
========================================================================

Health Care Distributors & Services-2.61%

AMN Healthcare Services, Inc.(a)                  200,000      2,892,000
------------------------------------------------------------------------
Apria Healthcare Group Inc.(a)                     30,000        731,700
------------------------------------------------------------------------
Renal Care Group, Inc.(a)                          93,700      2,965,605
------------------------------------------------------------------------
Specialty Laboratories, Inc.(a)                   190,800      1,606,536
========================================================================
                                                               8,195,841
========================================================================

Health Care Equipment-6.87%

Cyberonics, Inc.(a)                               110,000      1,760,000
------------------------------------------------------------------------
Fisher Scientific International Inc.(a)            84,800      2,425,280
------------------------------------------------------------------------
Hologic, Inc.(a)                                  225,000      2,783,025
------------------------------------------------------------------------
Integra LifeSciences Holdings(a)                  105,000      1,451,100
------------------------------------------------------------------------
Kyphon Inc.(a)                                    210,000      1,986,600
------------------------------------------------------------------------
Med-Design Corp. (The)(a)                         344,500      1,722,500
------------------------------------------------------------------------
Respironics, Inc.(a)                               25,000        798,500
------------------------------------------------------------------------
STERIS Corp.(a)                                    85,000      2,255,050
------------------------------------------------------------------------
Wilson Greatbatch Technologies, Inc.(a)            80,000      2,237,600
------------------------------------------------------------------------
Wright Medical Group, Inc.(a)(b)                  240,000      4,130,640
========================================================================
                                                              21,550,295
========================================================================

Health Care Facilities-0.24%

VCA Antech, Inc.(a)                                50,000        748,500
========================================================================

Health Care Supplies-1.16%

Coopers Cos., Inc.                                 15,000        795,000
------------------------------------------------------------------------
Interpore International, Inc.(a)                  121,000        707,850
------------------------------------------------------------------------
Ocular Sciences, Inc.(a)                          100,000      2,135,000
========================================================================
                                                               3,637,850
========================================================================

Homebuilding-1.00%

William Lyon Homes, Inc.(a)                       130,000      3,139,500
========================================================================

Hotels, Resorts & Cruise Lines-1.00%

Intrawest Corp. (Canada)                          230,000      3,128,000
========================================================================

Household Products-0.68%

Dial Corp. (The)                                  100,000      2,126,000
========================================================================

Integrated Telecommunication Services-0.70%

Intrado Inc.(a)                                   226,600      2,191,222
========================================================================

Internet Software & Services-2.42%

Fidelity National Information Solutions,
  Inc.(a)                                         153,600      2,939,904
------------------------------------------------------------------------
Internet Security Systems, Inc.(a)                 50,000        923,000
------------------------------------------------------------------------
Netegrity, Inc.(a)                                971,400      1,865,088
------------------------------------------------------------------------
Overture Services, Inc.(a)                         35,000        963,550
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
Internet Software & Services-(Continued)

Websense, Inc.(a)                                  45,000   $    908,550
========================================================================
                                                               7,600,092
========================================================================

IT Consulting & Services-5.20%

American Management Systems, Inc.(a)               25,000        300,500
------------------------------------------------------------------------
Anteon International Corp.(a)                      75,600      1,738,800
------------------------------------------------------------------------
CACI International Inc.-Class A(a)                120,000      4,909,200
------------------------------------------------------------------------
Forrester Research, Inc.(a)                       200,000      2,760,000
------------------------------------------------------------------------
Gartner, Inc.-Class A(a)                          300,000      2,400,000
------------------------------------------------------------------------
Keane, Inc.(a)                                    175,000      1,442,000
------------------------------------------------------------------------
Tier Technologies, Inc.-Class B(a)                145,000      2,762,250
========================================================================
                                                              16,312,750
========================================================================

Leisure Products-1.75%

Racing Champions Ertl Corp.(a)                    290,000      3,770,000
------------------------------------------------------------------------
SCP Pool Corp.(a)(b)                               60,000      1,710,000
========================================================================
                                                               5,480,000
========================================================================

Managed Health Care-0.64%

Mid Atlantic Medical Services, Inc.(a)             55,000      2,002,000
========================================================================

Metal & Glass Containers-0.32%

Intertape Polymer Group Inc. (Canada)(a)          200,000        986,000
========================================================================

Multi-Line Insurance-1.17%

HCC Insurance Holdings, Inc.                      150,000      3,679,500
========================================================================

Multi-Utilities & Unregulated Power-0.36%

Reliant Resources, Inc.(a)                        600,000      1,128,000
========================================================================

Mutual Funds-3.33%

iShares Russell 2000 Index Fund                   140,000     10,451,000
========================================================================

Oil & Gas Drilling-1.53%

Precision Drilling Corp. (Canada)(a)               90,000      3,073,500
------------------------------------------------------------------------
Pride International, Inc.(a)                      125,000      1,735,000
========================================================================
                                                               4,808,500
========================================================================

Oil & Gas Equipment & Services-2.73%

Cal Dive International, Inc.(a)                   125,000      2,746,250
------------------------------------------------------------------------
Horizon Offshore, Inc.(a)                         434,800      2,669,672
------------------------------------------------------------------------
Key Energy Services, Inc.(a)                      350,000      3,125,500
========================================================================
                                                               8,541,422
========================================================================

Oil & Gas Exploration & Production-1.63%

Ultra Petroleum Corp.(a)                          620,000      5,102,600
========================================================================

Packaged Foods & Meats-0.68%

Chiquita Brands International, Inc.(a)            175,000      2,142,000
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Pharmaceuticals-5.09%

Angiotech Pharmaceuticals, Inc. (Canada)(a)        40,000   $  1,508,000
------------------------------------------------------------------------
IVAX Corp.(a)                                     200,000      2,510,000
------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(a)           150,000      6,885,000
------------------------------------------------------------------------
Pharmaceutical Resources, Inc.(a)                  75,000      1,767,750
------------------------------------------------------------------------
Salix Pharmaceuticals, Ltd.(a)                    401,700      3,293,940
========================================================================
                                                              15,964,690
========================================================================

Publishing-1.19%

Getty Images, Inc.(a)(b)                          130,000      3,725,800
========================================================================

Railroads-0.27%

Genesee & Wyoming Inc.-Class A(a)                  39,000        854,100
========================================================================

Restaurants-1.01%

Red Robin Gourmet Burgers, Inc.(a)                 40,000        370,800
------------------------------------------------------------------------
Sonic Corp.(a)                                    120,000      2,792,400
========================================================================
                                                               3,163,200
========================================================================

Semiconductor Equipment-1.95%

ASE Test Ltd. (Taiwan)(a)                         340,000      1,448,400
------------------------------------------------------------------------
Cabot Microelectronics Corp.(a)                    20,000        907,800
------------------------------------------------------------------------
Kulicke & Soffa Industries, Inc.(a)               300,000      1,125,000
------------------------------------------------------------------------
LTX Corp.(a)                                      212,400      1,316,880
------------------------------------------------------------------------
MKS Instruments, Inc.(a)                          100,000      1,313,000
========================================================================
                                                               6,111,080
========================================================================

Semiconductors-3.28%

ChipPAC, Inc.-Class A(a)                        2,247,100      5,957,062
------------------------------------------------------------------------
Cree, Inc.(a)                                      87,000      1,500,750
------------------------------------------------------------------------
Semtech Corp.(a)                                  200,000      2,826,000
========================================================================
                                                              10,283,812
========================================================================

Specialty Stores-2.84%

Hollywood Entertainment Corp.(a)                  100,000      1,966,000
------------------------------------------------------------------------
Linens 'n Things, Inc.(a)                         100,000      2,351,000
------------------------------------------------------------------------
O'Reilly Automotive, Inc.(a)                       80,000      2,181,600
------------------------------------------------------------------------
Tractor Supply Co.(a)(b)                           63,000      2,393,370
========================================================================
                                                               8,891,970
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Systems Software-1.54%

Radiant Systems, Inc.(a)                          230,000   $  2,488,600
------------------------------------------------------------------------
SonicWALL, Inc.(a)                                840,000      2,335,200
========================================================================
                                                               4,823,800
========================================================================

Trucking-0.40%

US Xpress Enterprises, Inc.-Class A(a)            140,003      1,253,027
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $286,256,088)                          267,659,330
========================================================================

                                               PRINCIPAL
                                                 AMOUNT
------------------------------------------------------------------------
CONVERTIBLE CORPORATE NOTES-0.88%

Electronic Equipment & Instruments-0.88%

Sanmina-SCI Corp., Conv. Unsec. Sub. Notes,
  4.25%, 05/01/04 (Acquired
  08/02/02-08/12/02; Cost $2,604,630)(c)
  (Cost $2,663,913)                            $3,100,000      2,743,500
========================================================================

U.S. TREASURY BILLS-0.80%

  1.63%,12/19/02 (Cost $2,494,550)(d)           2,500,000      2,494,550
________________________________________________________________________
========================================================================


                        NUMBER
                          OF       EXERCISE   EXPIRATION
                       CONTRACTS    PRICE        DATE
OPTIONS PURCHASED-0.48%

Puts-0.48%

S&P 500 Index             332        $850       Dec-02          781,860
-----------------------------------------------------------------------
S&P 500 Index             228         875       Dec-02          735,300
=======================================================================
    Total Options Purchased
      (Cost $1,874,480)                                       1,517,160
_______________________________________________________________________
=======================================================================


                                                 SHARES
MONEY MARKET FUNDS-9.90%

STIC Liquid Assets Portfolio(e)                15,517,351     15,517,351
------------------------------------------------------------------------
STIC Prime Portfolio(e)                        15,517,351     15,517,351
========================================================================
    Total Money Market Funds (Cost
      $31,034,702)                                            31,034,702
========================================================================
TOTAL INVESTMENTS-97.44% (Cost $324,323,733)                 305,449,242
========================================================================
OTHER ASSETS LESS LIABILITIES-2.56%                            8,040,657
========================================================================
NET ASSETS-100.00%                                          $313,489,899
________________________________________________________________________
========================================================================


                                               SHARES
                                                SOLD       MARKET
                                                SHORT       VALUE
--------------------------------------------------------------------
SECURITIES SOLD SHORT-11.87%(f)

ADTRAN, Inc. (Telecommunications Equipment)    100,000   $ 2,539,000
--------------------------------------------------------------------
American Electric Power Co., Inc. (Electric
  Utilities)                                   85,000      2,179,400
--------------------------------------------------------------------
Biosite Diagnostics Inc. (Health Care
  Equipment)                                   100,000     2,888,000
--------------------------------------------------------------------
Capital One Financial Corp. (Consumer
  Finance)                                     75,500      2,300,485
--------------------------------------------------------------------
Career Education Corp. (Diversified
  Commercial Services)                         25,000      1,002,750
--------------------------------------------------------------------
Concord EFS, Inc. (Data Processing Services)   90,000      1,285,200
--------------------------------------------------------------------
eBay Inc. (Internet Retail)                    25,500      1,613,130
--------------------------------------------------------------------
Harrah's Entertainment, Inc. (Casinos &
  Gambling)                                    29,300      1,230,600
--------------------------------------------------------------------
Johnson & Johnson (Pharmaceuticals)            39,200      2,303,000
--------------------------------------------------------------------
KB Home (Homebuilding)                         37,500      1,770,000
--------------------------------------------------------------------
Kohl's Corp. (Department Stores)               18,300      1,069,635
--------------------------------------------------------------------
LifePoint Hospitals, Inc. (Health Care
  Facilities)                                  25,000        783,750
--------------------------------------------------------------------
Manhattan Associates, Inc. (IT Consulting &
  Services)                                    43,500        977,880
--------------------------------------------------------------------
Mothers Work Inc. (Apparel Retail)             25,000        900,500
--------------------------------------------------------------------

                                               SHARES
                                                SOLD       MARKET
                                                SHORT       VALUE
--------------------------------------------------------------------
Securities Sold Short-(Continued)

Nokia Oyj-ADR (Finland) (Telecommunications
  Equipment)                                   124,000   $ 2,060,880
--------------------------------------------------------------------
Rent-A-Center, Inc. (Specialty Stores)         17,900        793,865
--------------------------------------------------------------------
SBC Communications Inc. (Integrated
  Telecommunication Services                   65,000      1,667,900
--------------------------------------------------------------------
SanDisk Corp. (Computer Storage &
  Peripherals)                                 100,000     1,977,000
--------------------------------------------------------------------
SERENA Software, Inc. (Application Software)   100,000     1,596,000
--------------------------------------------------------------------
Symantec Corp. (Systems Software)              29,900      1,196,000
--------------------------------------------------------------------
Tyco International Ltd. (Bermuda) (Industrial
  Conglomerates)                               80,000      1,156,800
--------------------------------------------------------------------
UnitedHealth Group Inc. (Managed Health Care)  15,500      1,409,725
--------------------------------------------------------------------
Urban Outfitters, Inc. (Apparel Retail)        26,400        634,128
--------------------------------------------------------------------
Whole Foods Market, Inc. (Food Retail)         40,000      1,866,160
====================================================================
    Total Securities Sold Short                          $37,201,788
____________________________________________________________________
====================================================================

Investment Abbreviations:

Conv.   - Convertible
Sub.    - Subordinated
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 10.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The market value of this security at 10/31/02 represented 0.88% of the Fund's net assets. The fund has no right to demand registration of this security. This security is considered to be liquid under procedures established by the Board of Trustees.
(d) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.
(f) Collateral on short sales was segregated by the Fund in the amount of $48,662,285 which represents 130.81% of market value of securities sold short.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost
  $324,323,733)                                  $305,449,242
-------------------------------------------------------------
Cash                                                7,005,528
-------------------------------------------------------------
Receivables for:
  Investments sold                                  7,472,678
-------------------------------------------------------------
  Fund shares sold                                    543,533
-------------------------------------------------------------
  Dividends and interest                               97,595
-------------------------------------------------------------
  Investments sold short                           36,477,095
-------------------------------------------------------------
  Short stock rebates                                  52,379
-------------------------------------------------------------
Investment for deferred compensation plan              21,650
-------------------------------------------------------------
Other assets                                           42,355
=============================================================
     Total assets                                 357,162,055
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Investments purchased                             3,742,766
-------------------------------------------------------------
  Fund shares reacquired                            1,365,242
-------------------------------------------------------------
  Options written (premiums received $582,414)        806,692
-------------------------------------------------------------
  Deferred compensation plan                           21,650
-------------------------------------------------------------
  Short stock account dividends                        32,016
-------------------------------------------------------------
  Short positions covered                              84,825
-------------------------------------------------------------
Market value of securities sold short (proceeds
  from short sales $36,477,095)                    37,201,788
-------------------------------------------------------------
Accrued distribution fees                             225,703
-------------------------------------------------------------
Accrued trustees' fees                                  1,399
-------------------------------------------------------------
Accrued transfer agent fees                            78,013
-------------------------------------------------------------
Accrued operating expenses                            112,062
=============================================================
     Total liabilities                             43,672,156
=============================================================
Net assets applicable to shares outstanding      $313,489,899
_____________________________________________________________
=============================================================


NET ASSETS:

Class A                                          $170,275,750
_____________________________________________________________
=============================================================
Class B                                          $126,022,209
_____________________________________________________________
=============================================================
Class C                                          $ 17,191,940
_____________________________________________________________
=============================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            16,860,535
_____________________________________________________________
=============================================================
Class B                                            13,045,597
_____________________________________________________________
=============================================================
Class C                                             1,777,028
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                      $      10.10
-------------------------------------------------------------
  Offering price per share:
     (Net asset value of $10.10 divided by
       94.50%)                                   $      10.69
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per share   $       9.66
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per share   $       9.67
_____________________________________________________________
=============================================================


Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $2,700)                                        $    533,037
-------------------------------------------------------------
Dividends from affiliated money market funds          626,869
-------------------------------------------------------------
Interest                                              418,694
-------------------------------------------------------------
Short stock rebates                                   505,992
=============================================================
    Total investment income                         2,084,592
=============================================================

EXPENSES:

Advisory fees                                       1,092,765
-------------------------------------------------------------
Administrative services fees                          107,247
-------------------------------------------------------------
Custodian fees                                         79,765
-------------------------------------------------------------
Distribution fees -- Class A                          819,676
-------------------------------------------------------------
Distribution fees -- Class B                        1,792,366
-------------------------------------------------------------
Distribution fees -- Class C                          236,762
-------------------------------------------------------------
Interest                                              111,689
-------------------------------------------------------------
Transfer agent fees                                   483,312
-------------------------------------------------------------
Trustees' fees                                         10,704
-------------------------------------------------------------
Dividends on short sales                              154,631
-------------------------------------------------------------
Other                                                 258,386
=============================================================
    Total expenses                                  5,147,303
=============================================================
Less: Fees waived                                    (228,388)
-------------------------------------------------------------
    Expenses paid indirectly                          (12,450)
=============================================================
    Net expenses                                    4,906,465
=============================================================
Net investment income (loss)                       (2,821,873)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FUTURES CONTRACTS,
  OPTION CONTRACTS AND SECURITIES SOLD SHORT:

Net realized gain (loss) from:
  Investment securities                           (42,339,467)
-------------------------------------------------------------
  Futures contracts                                (5,477,074)
-------------------------------------------------------------
  Option contracts written                          5,105,266
-------------------------------------------------------------
  Securities sold short                             9,247,245
=============================================================
                                                  (33,464,030)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           (47,911,105)
-------------------------------------------------------------
  Option contracts written                            324,064
-------------------------------------------------------------
  Securities sold short                             1,036,566
=============================================================
                                                  (46,550,475)
=============================================================
Net gain (loss) from investment securities,
  futures contracts, option contracts and
  securities sold short                           (80,014,505)
=============================================================
Net increase (decrease) in net assets resulting
  from operations                                $(82,836,378)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                  2002             2001
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (2,821,873)   $    (317,614)
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    futures contracts, option contracts and securities sold
    short                                                       (33,464,030)     (17,711,692)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, option contracts and securities
    sold short                                                  (46,550,475)    (121,832,631)
============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (82,836,378)    (139,861,937)
============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                --          (97,674)
--------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                                --     (163,277,845)
--------------------------------------------------------------------------------------------
  Class B                                                                --     (124,916,468)
--------------------------------------------------------------------------------------------
  Class C                                                                --      (17,136,847)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (53,330,197)      63,151,173
--------------------------------------------------------------------------------------------
  Class B                                                       (48,093,097)      64,267,666
--------------------------------------------------------------------------------------------
  Class C                                                        (4,710,961)       5,351,320
============================================================================================
    Net increase (decrease) in net assets                      (188,970,633)    (312,520,612)
============================================================================================

NET ASSETS:

  Beginning of year                                             502,460,532      814,981,144
============================================================================================
  End of year                                                 $ 313,489,899    $ 502,460,532
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 377,625,050    $ 486,573,689
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (36,630)         (29,141)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, futures contracts, option contracts and
    securities sold short                                       (44,275,059)     (10,810,264)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, option contracts and securities sold short      (19,823,462)      26,726,248
============================================================================================
                                                              $ 313,489,899    $ 502,460,532
____________________________________________________________________________________________
============================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Opportunities I Fund, formerly AIM Small Cap Opportunities Fund, (the "Fund") is a series portfolio of AIM Special Opportunities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital. The fund reopened to new investors on October 1, 2002.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income and short stock rebate income are recorded on the accrual basis. Dividend income and dividend expense on short sales are recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. SECURITIES SOLD SHORT -- The Fund may enter into short sales of securities which it concurrently holds (against the box) or for which it holds no corresponding position (naked). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations disclosed in "A" above. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates.

       The Fund is required to segregate cash or securities as collateral in margin accounts at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the statement of operations represents income earned on short sale proceeds held on deposit with the broker. The Fund may also earn or incur margin interest on short sales transactions. Margin interest is the income earned (or expense incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received from the short sales.

F. PUT OPTIONS -- The Fund may purchase and write put options including securities index options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying securities to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received.

G. CALL OPTIONS -- The Fund may write and buy call options, including securities index options. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

       A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

       An option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of hedged securities. Moreover, in the event the Fund were unable to close an option it had written, it might be unable to sell the securities used as cover.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

I. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--CHANGE IN ACCOUNTING PRINCIPLE

As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to November 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $765 reduction in the cost of securities and a corresponding $765 increase in net unrealized gains and losses, based on securities held by the Fund on November 1, 2001.

  The effect of this change in the current period was to decrease net investment income by $1,036 and to increase net unrealized gains and losses by $1,036. As a result the net investment income per share, the net realized and unrealized gains and losses per share and the ratio of net investment income to average net assets remained unchanged.

NOTE 3--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays a base management fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. The base management fee will be adjusted, on a monthly basis (i) upward at the rate of 0.15%, on a pro rata basis, for each percentage point the 12-month rolling investment performance of the Class A shares exceeds the sum of 2.00% and the 12-month rolling investment record of the Russell 2000 Index, or (ii) downward at the rate of 0.15%, on a pro rata basis, for each percentage point the 12-month rolling investment record of the Russell 2000 Index less 2.00% exceeds the 12-month rolling investment performance of the Class A shares. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $8,207.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $107,247 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $246,184 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. During the Fund's closing to new investors, AIM Distributors agreed to waive 0.10% of the Fund's average daily net assets of Class A distribution plan fees. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B and Class C shares paid $599,495, $1,792,366 and $236,762, respectively and AIM Distributors waived fees of $220,181 for Class A shares as compensation under the Plans.

  AIM Distributors retained commissions of $12,716 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $1,451, $0 and $327 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $5,998 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a trustee of the Trust.

NOTE 4--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $6,040 and reductions in custodian fees of $6,410 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $12,450.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 6--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $240,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.10% on the unused balance of the committed line.

  During the year ended October 31, 2002, the Fund did not borrow under the line of credit.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                        2002         2001
-------------------------------------------------------------
Distributions paid from:
  Ordinary Income                       $ --     $204,977,848
-------------------------------------------------------------
  Long-Term Capital Gain                  --      100,450,986
=============================================================
                                        $ --     $305,428,834
_____________________________________________________________
=============================================================


Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments                  $(30,820,612)
-------------------------------------------------------------
Temporary book/tax differences                        (36,630)
-------------------------------------------------------------
Capital loss carryforward                         (33,277,909)
-------------------------------------------------------------
Shares of beneficial interest                     377,625,050
=============================================================
                                                 $313,489,899
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains or losses on certain index options, the deferral of losses on certain short sales and other deferrals. Amount includes appreciation (depreciation) on options contracts written of $(224,278).

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
October 31, 2009                               $ 7,727,239
-----------------------------------------------------------
October 31, 2010                                25,550,670
===========================================================
                                               $33,277,909
___________________________________________________________
===========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $874,517,829 and $959,599,032, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 was as follows:

Aggregate unrealized appreciation of:
  Investment securities                          $ 20,166,282
-------------------------------------------------------------
  Securities sold short                             1,542,505
-------------------------------------------------------------
Aggregate unrealized (depreciation) of:
  Investment securities                           (47,946,018)
-------------------------------------------------------------
  Securities sold short                            (4,359,103)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                          $(30,596,334)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $333,228,978.
Proceeds from securities sold short for tax purposes are
$39,293,693.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of excise tax paid, reclassification of a net operating loss and other reclassifications on October 31, 2002, undistributed net investment income (loss) was increased by $2,815,149, undistributed net realized gains decreased by $765 and shares of beneficial interest decreased by $2,814,384. This reclassification had no effect on net assets of the Fund.

NOTE 10--CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2002 are summarized as follows:

                                      CALL OPTION CONTRACTS
                                    -------------------------
                                    NUMBER OF      PREMIUMS
                                    CONTRACTS      RECEIVED
-------------------------------------------------------------
Beginning of year                     10,463     $  1,370,815
-------------------------------------------------------------
Written                              124,962       16,698,285
-------------------------------------------------------------
Closed                               (72,109)     (11,601,996)
-------------------------------------------------------------
Exercised                            (33,859)      (3,811,544)
-------------------------------------------------------------
Expired                              (24,836)      (2,073,146)
=============================================================
End of year                            4,621     $    582,414
_____________________________________________________________
=============================================================

  Open call option contracts written at October 31, 2002 were as follows:

                                                                                               OCTOBER 31,
                                                                                                  2002         UNREALIZED
                                                              STRIKE   NUMBER OF   PREMIUMS      MARKET       APPRECIATION
ISSUE                                                         PRICE    CONTRACTS   RECEIVED       VALUE      (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------
Charming Shoppes, Inc.                                        $   5        619     $ 42,400     $ 29,403       $  12,997
---------------------------------------------------------------------------------------------------------------------------
Edwards (A.G.), Inc.                                             35        250       16,999        6,874          10,125
---------------------------------------------------------------------------------------------------------------------------
Getty Images, Inc.                                               25        600       62,536      240,000        (177,464)
---------------------------------------------------------------------------------------------------------------------------
Getty Images, Inc.                                               30        376       70,310       82,720         (12,410)
---------------------------------------------------------------------------------------------------------------------------
Hot Topics, Inc.                                               22.5        500       37,334       15,000          22,334
---------------------------------------------------------------------------------------------------------------------------
Jet Blue Airways Corp.                                           35        416       96,418      247,520        (151,102)
---------------------------------------------------------------------------------------------------------------------------
SCP Pool Corp.                                                   30        600       69,598       76,500          (6,902)
---------------------------------------------------------------------------------------------------------------------------
Tractor Supply Co.                                               40        630      113,111       48,825          64,286
---------------------------------------------------------------------------------------------------------------------------
Wright Medical Group, Inc.                                       20        630       73,708       59,850          13,858
===========================================================================================================================
                                                                         4,621     $582,414     $806,692       $(224,278)
___________________________________________________________________________________________________________________________
===========================================================================================================================


NOTE 11--PUT OPTION CONTRACTS

Transactions in put options contracts written during the year ended October 31, 2002 are summarized as follows:

                                                                PUT OPTION CONTRACTS
                                                              ------------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
--------------------------------------------------------------------------------------
Beginning of year                                                 820      $   382,927
--------------------------------------------------------------------------------------
Purchased                                                       9,189        2,055,933
--------------------------------------------------------------------------------------
Closed                                                         (6,659)      (2,207,816)
--------------------------------------------------------------------------------------
Exercised                                                      (1,656)        (187,707)
--------------------------------------------------------------------------------------
Expired                                                        (1,694)         (43,337)
======================================================================================
End of year                                                        --      $        --
______________________________________________________________________________________
======================================================================================


NOTE 12 -- SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                         2002                           2001
                                                              ---------------------------    ---------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     1,600,474*    $ 19,404,672*     2,607,224    $  36,985,855
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        486,345        5,413,348       944,149       13,389,082
------------------------------------------------------------------------------------------------------------------------
  Class C                                                        225,740        2,715,714       277,801        4,096,580
========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                             --               --    10,692,353      153,328,334
------------------------------------------------------------------------------------------------------------------------
  Class B                                                             --               --     7,827,043      108,874,162
------------------------------------------------------------------------------------------------------------------------
  Class C                                                             --               --     1,099,897       15,321,560
========================================================================================================================
Reacquired:
  Class A                                                     (6,143,450)     (72,734,869)   (8,900,416)    (127,163,017)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (4,773,685)*    (53,506,445)*  (4,166,728)     (57,995,578)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (659,122)      (7,426,675)     (966,356)     (14,066,819)
========================================================================================================================
                                                              (9,263,698)   $(106,134,255)    9,414,967    $ 132,770,159
________________________________________________________________________________________________________________________
========================================================================================================================

* Includes automatic conversion of 51,410 shares of Class B shares in the amount of $574,524 to 49,101 shares of Class A shares in the amount of $574,524.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                               CLASS A
                                     --------------------------------------------------------------------------------------------
                                                                                                                  JUNE 29, 1998
                                            YEAR ENDED           THREE MONTHS           YEAR ENDED               (DATE OPERATIONS
                                           OCTOBER 31,              ENDED                JULY 31,                 COMMENCED) TO
                                     ------------------------    OCTOBER 31,     ------------------------            JULY 31,
                                       2002            2001          2000          2000            1999                1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                             $  12.49        $  26.05      $  25.79      $  14.86        $   9.76            $  10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)          (0.04)(a)        0.05          0.03         (0.14)(b)       (0.09)(b)        $   0.02(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)      (2.35)          (3.51)         0.23         11.97            5.20               (0.26)
=================================================================================================================================
    Total from investment
      operations                        (2.39)          (3.46)         0.26         11.83            5.11               (0.24)
=================================================================================================================================
Less distributions:
  Dividends from net investment
    income                                 --           (0.01)           --            --           (0.01)                 --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                                  --          (10.09)           --         (0.90)             --                  --
=================================================================================================================================
    Total distributions                    --          (10.10)           --         (0.90)          (0.01)                 --
=================================================================================================================================
Net asset value, end of period       $  10.10        $  12.49      $  26.05      $  25.79        $  14.86            $   9.76
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                        (19.14)%        (18.27)%        1.01%        81.64%          52.36%              (2.40)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                           $170,276        $267,260      $442,913      $449,044        $205,721            $107,540
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets (including interest
  expense and dividends on short
  sales expense):
  With fee waivers                       0.78%(d)        1.15%         1.50%(e)      1.73%           2.35%               1.59%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                    0.88%(d)        1.25%         1.60%(e)      1.81%           2.35%               1.59%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets (excluding interest
  expense and dividends on short
  sales expense):
  With fee waivers                       0.72%(d)        1.13%         1.41%(e)      1.47%           1.74%               1.59%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                    0.82%(d)        1.23%         1.51%(e)      1.55%           1.74%               1.59%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income
  (loss) to average net assets          (0.30)%(a)(d)     0.30%        0.39%(e)     (0.63)%         (1.44)%              2.00%(e)
=================================================================================================================================
Ratio of interest expense and
  dividends on short sales expense
  to average net assets                  0.06%(d)        0.02%         0.09%(e)      0.26%           0.61%                 --
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                   225%            250%           52%          198%            220%                 13%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premium on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001, have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with generally accepted accounting principles, does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $234,193,213.
(e)  Annualized.

                                                                           CLASS B
                             ----------------------------------------------------------------------------------------------------
                                                                                                                  JULY 13, 1998
                                                              THREE MONTHS                                       (DATE OPERATIONS
                               YEAR ENDED OCTOBER 31,            ENDED            YEAR ENDED JULY 31,             COMMENCED) TO
                             ---------------------------      OCTOBER 31,       ------------------------             JULY 31,
                               2002               2001            2000            2000            1999                 1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
  of period                  $  12.03           $  25.61        $  25.41        $  14.75        $   9.76             $ 10.07
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income
    (loss)                      (0.14)(a)          (0.07)          (0.02)          (0.30)(b)       (0.17)(b)            0.01(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both
    realized and
    unrealized)                 (2.23)             (3.42)           0.22           11.86            5.17               (0.32)
=================================================================================================================================
    Total from investment
      operations                (2.37)             (3.49)           0.20           11.56            5.00               (0.31)
=================================================================================================================================
Less distributions:
  Dividends from net
    investment income              --                 --              --              --           (0.01)                 --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net
    realized gains                 --             (10.09)             --           (0.90)             --                  --
=================================================================================================================================
Net asset value, end of
  period                     $   9.66           $  12.03        $  25.61        $  25.41        $  14.75             $  9.76
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                (19.70)%           (18.93)%          0.79%          80.38%          51.30%              (3.08)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)             $126,022           $208,563        $325,957        $326,571        $153,793             $84,285
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to
  average net assets
  (including interest
  expense and dividends on
  short sales expense)           1.53%(d)           1.91%           2.27%(e)        2.48%           3.03%               2.30%(e)
=================================================================================================================================
Ratio of expenses to
  average net assets
  (excluding interest
  expense and dividends on
  short sales expense)           1.47%(d)           1.89%           2.18%(e)        2.22%           2.42%               2.30%(e)
=================================================================================================================================
Ratio of net investment
  income (loss) to average
  net assets                    (1.05)%(a)(d)      (0.46)%         (0.37)%(e)      (1.38)%         (2.12)%              1.29%(e)
=================================================================================================================================
Ratio of interest expense
  and dividends on short
  sales expense to average
  net assets                     0.06%(d)           0.02%           0.09%(e)        0.26%           0.61%                 --
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate           225%               250%             52%            198%            220%                 13%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premium on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001, have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $179,236,558.
(e)  Annualized.

                                                                                    CLASS C
                                                --------------------------------------------------------------------------------
                                                                                                                   DECEMBER 31,
                                                                                                                       1998
                                                                                                                    (DATE SALES
                                                   YEAR ENDED OCTOBER          THREE MONTHS ENDED    YEAR ENDED    COMMENCED) TO
                                                ------------------------          OCTOBER 31,         JULY 31,       JULY 31,
                                                 2002             2001                2000              2000           1999
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $ 12.05          $ 25.63            $ 25.43           $ 14.78         $11.70
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                    (0.14)(a)        (0.07)             (0.02)            (0.32)(b)      (0.11)(b)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      (2.24)           (3.42)              0.22             11.87           3.19
================================================================================================================================
    Total from investment operations              (2.38)           (3.49)              0.20             11.55           3.08
================================================================================================================================
Less distributions from net realized gains           --           (10.09)                --             (0.90)            --
================================================================================================================================
Net asset value, end of period                  $  9.67          $ 12.05            $ 25.63           $ 25.43         $14.78
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                  (19.75)%         (18.91)%             0.79%            80.15%         29.31%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $17,192          $26,637            $46,111           $44,557         $5,977
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets
  (including interest expense and dividends
  on short sales expense)                          1.53%(d)         1.91%              2.27%(e)          2.48%          3.03%(e)
================================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense and dividends
  on short sales expense)                          1.47%(d)         1.89%              2.18%(e)          2.22%          2.42%(e)
================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                              (1.05)%(a)(d)    (0.46)%            (0.37)%(e)        (1.38)%        (2.12)%(e)
================================================================================================================================
Ratio of interest expense and dividends on
  short sales expense to average net assets        0.06%(d)         0.02%              0.09%(e)          0.26%          0.61%(e)
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                             225%             250%                52%              198%           220%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premium on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001, have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $23,676,244.
(e)  Annualized.

Report of Independent Auditors

To the Shareholders of AIM Opportunities I Fund
And Board of Trustees of AIM Special Opportunities Funds:



We have audited the accompanying statement of assets and liabilities of AIM Opportunities I Fund (a portfolio AIM Special Opportunities Funds), including the schedule of investments, as of October 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented from commencement of operations through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Opportunities I Fund as of October 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP
Houston, Texas
December 10, 2002

OTHER INFORMATION

Trustees and Officers

As of December 31, 2001

The address of each trustee and officer of AIM Special Opportunities Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham* -- 1946       1998               Chairman, President and Chief Executive   None
   Trustee, Chairman and                              Officer, A I M Management Group Inc.
   President                                          (financial services holding company);
                                                      Chairman and President, A I M Advisors,
                                                      Inc. (registered investment advisor);
                                                      Director and Senior Vice President,
                                                      A I M Capital Management, Inc.
                                                      (registered investment advisor);
                                                      Chairman, A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc. (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer); and
                                                      Director and Vice Chairman, AMVESCAP
                                                      PLC (parent of AIM and a global
                                                      investment management firm)
-------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker &           Badgley Funds, Inc. (registered
   Trustee                                            McKenzie                                  investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1998               Chairman, Crockett Technology             ACE Limited (insurance
   Trustee                                            Associates (technology consulting         company); and Captaris, Inc.
                                                      company)                                  (unified messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.            None
   Trustee                                            (registered investment company) and DHJ
                                                      Media, Inc.; Director, Magellan
                                                      Insurance Company; Member of Advisor
                                                      Board of Rotary Power International
                                                      (designer, manufacturer, and seller of
                                                      rotary power engines); formerly,
                                                      Director, President and CEO, Volvo
                                                      Group North America, Inc.; and director
                                                      of various affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage   None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer,
                                                      Mercantile-Safe Deposit & Trust Co.;
                                                      and President, Mercantile Bankshares
                                                      Corp.
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1998               Chief Executive Officer, Twenty First     Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1998               Partner, law firm of Kramer Levin         Cortland Trust, Inc.
   Trustee                                            Naftalis and Frankel LLP                  (registered investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA   None
   Trustee                                            of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1998               Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1998               Executive Vice President, Development     None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

* Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of December 31, 2001


The address of each trustee and officer of AIM Special Opportunities Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum -- 1947            1998               Director and President, A I M Capital     N/A
   Senior Vice President                              Management, Inc.; Director and
                                                      Executive Vice President, A I M
                                                      Management Group Inc.; Director and
                                                      Senior Vice President, A I M Advisors,
                                                      Inc.; and Director, A I M Distributors,
                                                      Inc. and AMVESCAP PLC
-------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1998               Director, Senior Vice President,          N/A
   Senior Vice President and                          General Counsel and Secretary, A I M
   Secretary                                          Advisors, Inc. and A I M Management
                                                      Group Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company; and Vice President, A I M Fund
                                                      Services, Inc., A I M Capital
                                                      Management, Inc. and A I M
                                                      Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1998               Vice President and Chief Compliance       N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen -- 1940         1999               Vice President, A I M Advisors, Inc.      N/A
   Senior Vice President                              and A I M Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1998               Vice President and Fund Treasurer,        N/A
   Vice President and Treasurer                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Ernst & Young LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               5 Houston Center
Houston, TX 77046               Suite 100                       Suite 100                       1401 McKinney, Suite 1200
                                Houston, TX 77046               Houston, TX 77046               Houston, TX 77010-4035

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       A I M Fund Services, Inc.       State Street Bank and Trust
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022                                              Boston, MA 02110

THE AIM FAMILY OF FUNDS--Registered Trademark--

================================================================================

                                  [COVER IMAGE]

                                MORE AGGRESSIVE

                                  SECTOR EQUITY

                           INTERNATIONAL/GLOBAL EQUITY

                                 DOMESTIC EQUITY

                                  FIXED INCOME

                               MORE CONSERVATIVE


================================================================================


====================================================================================================================================

                                                                                             FIXED INCOME

        DOMESTIC EQUITY                    INTERNATIONAL/GLOBAL EQUITY                         TAXABLE

       MORE AGGRESSIVE                          MORE AGGRESSIVE                             MORE AGGRESSIVE

AIM Emerging Growth Fund                AIM Developing Markets Fund                     AIM High Yield Fund II
AIM Small Cap Growth Fund(1)            AIM European Small Company Fund                 AIM High Yield Fund
AIM Aggressive Growth Fund              AIM Asia Pacific Growth Fund(2)                 AIM Strategic Income Fund
AIM Opportunities I Fund(2,3)           AIM International Emerging Growth Fund          AIM Income Fund
AIM Mid Cap Growth Fund                 AIM Global Aggressive Growth Fund               AIM Global Income Fund
AIM Libra Fund                          AIM European Growth Fund(2)                     AIM Total Return Bond Fund
AIM Dent Demographic Trends Fund        AIM International Growth Fund(2)                AIM Intermediate Government Fund
AIM Opportunities II Fund(2,3)          AIM Global Growth Fund                          AIM Short Term Bond Fund
AIM Constellation Fund                  AIM Worldwide Spectrum Fund                     AIM Floating Rate Fund
AIM Large Cap Growth Fund               AIM Global Trends Fund                          AIM Limited Maturity Treasury Fund(4,5)
AIM Weingarten Fund                     AIM International Core Equity Fund(2)           AIM Money Market Fund
AIM Opportunities III Fund(2,3)               MORE CONSERVATIVE                              MORE CONSERVATIVE
AIM Small Cap Equity Fund
AIM Capital Development Fund                     SECTOR EQUITY                                    TAX-FREE
AIM Mid Cap Core Equity Fund(2)
AIM Select Equity Fund                          MORE AGGRESSIVE                               MORE AGGRESSIVE
AIM Premier Equity II Fund(2)
AIM Premier Equity Fund(2)              AIM New Technology Fund                         AIM High Income Municipal Fund
AIM Blue Chip Fund                      AIM Global Science and Technology Fund(2)       AIM Municipal Bond Fund
AIM Mid Cap Basic Value Fund            AIM Global Energy Fund                          AIM Tax-Free Intermediate Fund(4,5)
AIM Large Cap Core Equity Fund          AIM Global Financial Services Fund              AIM Tax-Exempt Cash Fund
AIM Charter Fund                        AIM Global Health Care Fund
AIM Basic Value Fund                    AIM Global Utilities Fund                            MORE CONSERVATIVE
AIM Large Cap Basic Value Fund          AIM Real Estate Fund
AIM Balanced Fund*                                                                           [AIM FUNDS LOGO]
AIM Basic Balanced Fund*                      MORE CONSERVATIVE                          --Registered Trademark--

      MORE CONSERVATIVE

*Domestic equity and income fund

====================================================================================================================================

Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares were first offered on October 31, 2002.

    For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after Jan. 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages $117 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $323 billion in assets under management.

As of 9/30/02.
                            [AIM LOGO APPEARS HERE]
                            --Registered Trademark--

                 INVEST WITH DISCIPLINE--Registered Trademark--

A I M Distributors, Inc.                                               OPP1-AR-1

                        ANNUAL REPORT / OCTOBER 31, 2002

                            AIM OPPORTUNITIES II FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                               AIMinvestments.com

================================================================================

                                  [COVER IMAGE]

                 THE ARTIST'S GARDEN AT VETHEUIL BY CLAUDE MONET

  A BEAUTIFUL GARDEN, SUCH AS THE ONE DEPICTED IN MONET'S CLASSIC PAINTING, IS

USUALLY A PLEASING COMBINATION OF MANY DIFFERENT FLOWERING PLANTS. SIMILARLY, IN

AIM OPPORTUNITIES II FUND, WE SEEK TO OWN THE STOCKS OF A BROAD CROSS-SECTION OF

  RAPIDLY GROWING MID-SIZED COMPANIES IN AN EFFORT TO PRODUCE ATTRACTIVE TOTAL

                                     RETURN.

================================================================================

AIM OPPORTUNITIES II FUND IS FOR SHAREHOLDERS WHO SEEK LONG-TERM GROWTH OF CAPITAL BY INVESTING IN A PORTFOLIO CONSISTING PRIMARILY OF THE STOCKS OF MEDIUM-SIZED COMPANIES WHICH MANAGEMENT BELIEVES INVOLVE "SPECIAL
OPPORTUNITIES."

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o Effective July 1, 2002, AIM Mid Cap Opportunities Fund was renamed AIM Opportunities II Fund.

o AIM Opportunities II Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structure and class expenses.

o The fund may participate in the initial public offering (IPO) market in some market cycles. A significant portion of the fund's returns during certain periods was attributable to its investments in IPOs. These investments have a magnified impact when the fund's asset base is relatively small. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return. For additional information regarding the impact of IPO investments on the fund's performance, please see the fund's prospectus.

o Leveraging and short selling, along with other hedging strategies, may present higher risks, but also offer greater potential rewards. Short sales are riskier because they rely on the managers' ability to anticipate a security's future value. The fund, which is not a complete investment program, may not be appropriate for all investors. There is no guarantee that the fund managers' investment strategies will help investors attain their goals. Please see the prospectus for more information about specific investment strategies and risks.

o The fund is non-diversified, which may increase risk as well as potential reward.

o Investing in small and mid-sized companies may involve risks not associated with investing in more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity.

o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Mid-Cap Growth Fund Index represents an average of the performance of the 30 largest mid-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The unmanaged Russell Midcap Growth Index measures the performance of Russell Midcap companies with higher price/book ratios and higher forecasted growth values.

o The unmanaged Standard & Poor's MidCap 400 Index (the S&P 400) represents the performance of mid-capitalization stocks.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

     AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NEITHER GUARANTEED NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

     This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                              TO OUR SHAREHOLDERS

                    DEAR SHAREHOLDERS:

[PHOTO OF           All of us know how difficult the equity markets were during
ROBERT H.           the fiscal year ended October 31, 2002. We are now in the
GRAHAM]             unenviable position of being able to say we have been in a deeper and longer market downturn than that of 1973-74. We know from experience that these conditions do eventually end, though no one can predict exactly when.

                    We are encouraged, however, by the fact that as I write this letter, the U.S. equity market has had several positive weeks in a row. Whether this is the start of a long-term positive trend remains to be seen. In the meantime, let me assure you that all of us at AIM continue to work hard on your behalf.

                    In light of continuing market difficulties, I thought you would appreciate detailed information on some of the methods
AIM uses to manage your money. This information is presented in the two pages following this letter. I hope it will provide you with a greater understanding of our investment process, and I encourage you to read it carefully. One of our ongoing goals is to keep all of our shareholders well-informed.

BACK TO BASICS

When market conditions are as trying as they have been during the fiscal year covered by this report, it is well to keep some investing fundamentals in mind. First, seek professional advice--it is more important now than ever. A financial professional can help you:

   o Understand your entire financial profile before selecting individual investments so you can tailor your portfolio to specific goals and timetables.

   o Learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates. Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

   o Develop reasonable expectations. Historically, stocks have averaged about a 10% return per year, bonds less, facts many of us forgot during the 1990s.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments helpful.

   In this difficult year, especially for growth stocks, AIM Opportunities II Fund fared better than the index of comparable funds with a total return of -15.01% for Class A shares at net asset value. The index of its peers, the Lipper Mid-Cap Growth Fund Index, returned -18.98%, as virtually all market segments sustained losses.

   Timely information about your fund and the markets is always available on our Web site, aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

IMPORTANT NEWS ABOUT AIM

This report features AIM's new logo and Web address, which we have adopted to better reflect our diverse line of investment products. We are well known for our mutual funds, but we also offer solutions for many investment situations through a broad array of products and services including retirement products for employers and individuals, annuities, college savings plans, separately managed accounts, and cash management for businesses.

   I am also pleased to announce that Mark Williamson will become Chief Executive Officer of A I M Management Group Inc., the parent company of your fund's advisor and distributor, on January 1, 2003. I will remain Chairman of AIM. Mark has had a long and distinguished career in the mutual fund industry and I am looking forward to his joining the AIM team.

   Thank you for investing with AIM. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 2, 2002

================================================================================

                     IN THIS DIFFICULT YEAR, ESPECIALLY FOR

                    GROWTH STOCKS, AIM OPPORTUNITIES II FUND

                         FARED BETTER THAN THE INDEX OF

                              COMPARABLE FUNDS...

                                ROBERT H. GRAHAM

================================================================================

A SPECIAL MESSAGE TO OUR SHAREHOLDERS

INVESTMENT RESEARCH UPDATE FOR AIM CLIENTS

 [EDGAR M. LARSEN PHOTO]
     Edgar M. Larsen
Chief Investment Officer

  [GARY T. CRUM PHOTO]
      Gary T. Crum
 Director of Investments

THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

    We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

    We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

    Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

    AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

    AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged. For example, AIM's fixed-income and equity analysts attend the same meetings

================================================================================

                               RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                 OUR INVESTMENT-

                                RESEARCH EFFORTS.

================================================================================
with company managements, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

    Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

    Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

    As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund-- represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

    AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

    This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

    AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

    We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.

Sincerely,


/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM


/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

================================================================================

                               ... WE REAFFIRM OUR

                                  COMMITMENT TO

                              EXCELLENCE ACROSS ALL

                                OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND'S ALTERNATIVE INVESTMENT STRATEGIES HELP REDUCE VOLATILITY

HOW DID AIM OPPORTUNITIES II FUND PERFORM?

The fund fared better than similar funds, but it was another difficult year in the market, especially for growth stocks. AIM Opportunities II Fund's total returns for the 12 months ended October 31, 2002 (excluding sales charges) were -15.01% for Class A shares and -15.61% for Class B and Class C shares. By contrast, the Lipper Mid-Cap Growth Fund Index, which tracks similar funds, had a return of -18.98%. The Russell Midcap Growth Index, which measures stocks such as those in which the fund invests, returned -17.61%. The S&P 400 posted a -4.78% return, thanks to its exposure to value stocks, which declined much less than growth stocks this year.

WHAT WERE THE PREVAILING ECONOMIC TRENDS DURING THE FISCAL YEAR?

After being in recession for the first three quarters of 2001, the U.S. economy showed positive growth in the fourth quarter. Through the rest of the fund's fiscal year, gross domestic product continued to grow, but other economic indicators presented mixed signals. Corporate earnings growth remained anemic. Corporations remained hesitant to make capital expenditures, but consumers' spending remained vigorous nearly all year, thanks in large part to very low interest rates that encouraged purchases of cars and homes.

WHAT TRENDS WERE NOTABLE IN THE STOCK MARKET?

Except for several short-lived rallies, stocks remained in the grip of a protracted bear market for most of the fiscal year. The third quarter of 2002 was one of the worst in stock market history, with major indexes such as the S&P 500 down more than 17% in a single quarter. By applying alternative investment strategies such as short sales, options and covered calls, AIM Opportunities II Fund was able to offer returns competitive with its peer group while buffering some of the market's extreme volatility.

    Markets rebounded during the final weeks of the fiscal year, as several major companies reported better-than-expected earnings. However, it was uncertain whether the rally was sustainable.

    For the fiscal year, value stocks fared better than growth stocks, and mid- and small-cap stocks held up better than large-cap stocks, but all of these market segments sustained losses.

WHICH PARTS OF THE PORTFOLIO HELPED OR HAMPERED PERFORMANCE?

Our holdings in the financial sector were highly beneficial. Financials were among the fund's best performers, especially companies that deal with mortgages. Health care stocks, which tend to be steady producers even in bad

PORTFOLIO COMPOSITION

as of 10/31/02, based on total net assets

===================================================================================================================================
TOP 10 LONG POSITIONS                     TOP 10 SHORT POSITIONS                      TOP 10 INDUSTRIES (LONG POSITIONS)
-----------------------------------------------------------------------------------------------------------------------------------

 1. S&P MidCap 400 Depositary              1. American Electric Power                  1. Diversified Financial Services       6.3%
    Receipts Trust Series 1        4.0%       Co., Inc.                        0.9%

 2. Medicis Pharmaceutical Corp.           2. Capital One Financial Corp.      0.8     2. Pharmaceuticals                      6.3
    -Class A   2.9
                                           3. Johnson & Johnson                0.7     3. Semiconductors                       4.3
 3. Cox Radio, Inc.-Class A        1.9
                                           4. Nokia Oyj-ADR (Finland)          0.7     4. Money Market Funds                   4.0
 4. ChipPAC, Inc.-Class A          1.9
                                           5. Lexmark International, Inc.      0.6     5. Apparel Retail                       3.2
 5. Edwards (A.G.), Inc.           1.7
                                           6. KB Home                          0.5     6. Electronic Equipment & Instruments   3.2
 6. Ultra Petroleum Corp.          1.7
                                           7. SBC Communications Inc.          0.5     7. Health Care Distributors & Services  3.2
 7. SEI Investments Co.            1.6
                                           8. eBay Inc.                        0.5     8. Specialty Stores                     3.1
 8. Iron Mountain Inc.             1.4
                                           9. Advanced Fibre Communications,           9. Health Care Equipment                3.1
 9. Merix Corp.                    1.4        Inc.                             0.5

10. Legg Mason, Inc.               1.4    10. Sigma-Aldrich Corp.              0.5    10. Broadcasting & Cable TV              3.1

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

===================================================================================================================================

================================================================================

                               OUR HOLDINGS IN THE

                              FINANCIAL SECTOR WERE

                               HIGHLY BENEFICIAL.

                              FINANCIALS WERE AMONG

                                 THE FUND'S BEST

                                   PERFORMERS.

================================================================================
times, also performed well. Pharmaceutical generics did especially well, as did oil and gas equipment and services.

    Our overweighting in technology detracted from performance, except entertainment technology such as DVDs and video games, which performed well for the fund. Being overweight vs. the benchmark in energy helped the fund perform better than its peers, as energy prices rose due to the possibility of war in Iraq. It helped that the fund was underweight in industrials, which were hurt by lower spending.

COULD YOU DISCUSS A FEW SPECIFIC HOLDINGS?

Medicis Pharmaceutical sells prescription skin medications in market niches too small for major drug firms. We think its vigorous annual sales growth over the last five fiscal years and its strong new-product development program offer an exceptional opportunity.

   Circuit-board maker Merix posted losses in net income for the year, but its strong fundamentals and rising revenues lead us to believe that it can endure until economic recovery reinvigorates its industry.

    Among CACI International's product lines are remote sensing and perimeter security systems that give the company an important market presence in technologies supporting homeland security--a major contributor to its strong earnings growth.

WHAT CHANGES DID THE FUND MAKE?

Throughout the year we continued reducing our exposure to the hard-hit technology sector, but continued to make some highly selective purchases there--good companies that were hurt by short-term trends but that have long-term potential. We reduced our long positions in consumer staples during the first half of 2002 in expectation of a slowdown in consumer spending growth, but missed some potential gains when it failed to materialize. In fact, the consumer discretionary sector held up well, so we increased holdings there. We modestly increased our exposure to financials over the year, as many of these companies saw improving earnings, and significantly increased our exposure to energy, capturing gains due to high energy prices. Using alternative investment strategies as "shock absorbers" helped us provide competitive risk-adjusted returns.

WHAT WERE CONDITIONS LIKE AS THE FISCAL YEAR ENDED?

As of October 31, the fund held 134 stock positions and had $195.7 million in assets. Both inflation and interest rates remained very low. The Federal Reserve Board (the Fed) observed sluggish economic activity and slow retail sales in September and early October. A weak job market threatened to put a damper on consumer spending as companies were reluctant to hire new employees amid uncertainty about the strength of the economy. The stock market remained volatile and its direction unpredictable. Though AIM Opportunities II Fund's alternative investment strategies help reduce volatility, we continue to remind investors that diversification is one of the best buffers of risk.

HISTORY SHOWS THAT BEAR MARKETS NEVER LAST ...

U. S. STOCK MARKET AS REPRESENTED BY S&P 500

===========================================================================================================================
                                                         [LINE CHART]
---------------------------------------------------------------------------------------------------------------------------

9/30/52      24     3/31/61       65      9/30/69      93      3/31/78       89      9/30/86      231      3/31/95      500
12/31/52     26     6/30/61       64      12/31/69     92      6/30/78       95      12/31/86     242      6/30/95      544
3/31/53      25     9/29/61       66      3/31/70      89      9/29/78      102      3/31/87      291      9/29/95      584
6/30/53      24     12/29/61      71      6/30/70      72      12/29/78      96      6/30/87      304      12/29/95     615
9/30/53      23     3/30/62       69      9/30/70      84      3/30/79      101      9/30/87      321      3/29/96      645
12/31/53     24     6/29/62       54      12/31/70     92      6/29/79      102      12/31/87     247      6/28/96      670
3/31/54      26     9/28/62       56      3/31/71     100      9/28/79      109      3/31/88      258      9/30/96      687
6/30/54      29     12/31/62      63      6/30/71      99      12/31/79     107      6/30/88      273      12/31/96     740
9/30/54      32     3/29/63       66      9/30/71      98      3/31/80      102      9/30/88      271      3/31/97      757
12/31/54     35     6/28/63       69      12/31/71    102      6/30/80      114      12/30/88     277      6/30/97      885
3/31/55      36     9/30/63       71      3/31/72     107      9/30/80      125      3/31/89      294      9/30/97      947
6/30/55      41     12/31/63      75      6/30/72     107      12/31/80     135      6/30/89      317      12/31/97     970
9/30/55      43     3/31/64       78      9/29/72     110      3/31/81      136      9/29/89      349      3/31/98     1101
12/30/55     45     6/30/64       81      12/29/72    118      6/30/81      131      12/29/89     353      6/30/98     1133
3/30/56      48     9/30/64       84      3/30/73     111      9/30/81      116      3/30/90      339      9/30/98     1017
6/29/56      46     12/31/64      84      6/29/73     104      12/31/81     122      6/29/90      358      12/31/98    1229
9/28/56      45     3/31/65       86      9/28/73     108      3/31/82      111      9/28/90      306      3/31/99     1286
12/31/56     46     6/30/65       84      12/31/73     97      6/30/82      109      12/31/90     330      6/30/99     1372
3/29/57      44     9/30/65       89      3/29/74      93      9/30/82      120      3/29/91      375      9/30/99     1282
6/28/57      47     12/31/65      92      6/28/74      86      12/31/82     140      6/28/91      371      12/31/99    1469
9/30/57      42     3/31/66       89      9/30/74      63      3/31/83      152      9/30/91      387      3/31/00     1498
12/31/57     39     6/30/66       84      12/31/74     68      6/30/83      168      12/31/91     417      6/30/00     1454
3/31/58      42     9/30/66       76      3/31/75      83      9/30/83      166      3/31/92      403      9/29/00     1436
6/30/58      45     12/30/66      80      6/30/75      95      12/30/83     164      6/30/92      408      12/29/00    1320
9/30/58      50     3/31/67       90      9/30/75      83      3/30/84      159      9/30/92      417      3/30/01     1160
12/31/58     55     6/30/67       90      12/31/75     90      6/29/84      153      12/31/92     435      6/29/01     1224
3/31/59      55     9/29/67       96      3/31/76     102      9/28/84      166      3/31/93      451      9/28/01     1040
6/30/59      58     12/29/67      96      6/30/76     104      12/31/84     167      6/30/93      450      12/31/01    1148
9/30/59      56     3/29/68       90      9/30/76     105      3/29/85      180      9/30/93      458      3/29/02     1147
12/31/59     59     6/28/68       99      12/31/76    107      6/28/85      191      12/31/93     466      6/28/02      989
3/31/60      55     9/30/68      102      3/31/77      98      9/30/85      182      3/31/94      445      9/30/02      815
6/30/60      56     12/31/68     103      6/30/77     100      12/31/85     211      6/30/94      444
9/30/60      53     3/31/69      101      9/30/77      96      3/31/86      238      9/30/94      462
12/30/60     58     6/30/69       97      12/30/77     95      6/30/86      250      12/30/94     459

                                                                                                       Source: Bloomberg LP
===========================================================================================================================

    The last 2 1/2 years have been challenging for equity mutual fund investors. The S&P 500, considered representative of U.S. stock market performance, has declined significantly since hitting an all-time high in early 2000.

    The colored bars on the chart represent bear markets, typically defined as a 20% decline in the stock market. As the chart shows, the 2000-2002 bear market has been more severe and more prolonged than any other in the last 50 years. But it shows that market declines have always ended--and that the stock market has risen over time. While past performance cannot guarantee comparable future results, and while no one can say precisely when the current decline will end, history shows that bear markets never last.

    That is why AIM urges all investors to maintain a long-term investment discipline.

                            PORTFOLIO MANAGEMENT TEAM

                                 AS OF 10/31/02

                          STEVEN A. BRASE, CO-MANAGER

                          BRANT H. DEMUTH, CO-MANAGER

                          ROBERT C. LESLIE, CO-MANAGER

                         CHARLES D. SCAVONE, CO-MANAGER

                       ASSISTED BY THE OPPORTUNITIES TEAM

                          See important fund and index
                         disclosures inside front cover.

                                     [GRAPHIC]

                           For More Information Visit

                               AIMinvestments.com

================================================================================

                                FUND PERFORMANCE


===============================================================
RESULTS OF A $10,000 INVESTMENT
12/30/98-10/31/02

                                [MOUNTAIN CHART]

             AIM OPPORTUNITIES                       LIPPER MID
                 II FUND             S&P 400         CAP GROWTH
DATE          CLASS A SHARES          INDEX          FUND INDEX

12/30/98           9450               10000             10000
1/99              10310                9611             10496
2/99               9847                9107              9680
3/99              11255                9362             10371
4/99              12474               10100             10796
5/99              13117               10145             10751
6/99              13768               10686             11617
7/99              14911               10460             11458
8/99              15526               10102             11399
9/99              16215                9790             11732
10/99             17027               10289             12769
11/99             19222               10829             14371
12/99             21311               11473             17368
1/00              21228               11149             17070
2/00              27385               11930             21347
3/00              27856               12928             19845
4/00              25212               12477             17227
5/00              23372               12321             15678
6/00              25054               12502             18115
7/00              24689               12700             17363
8/00              25911               14118             19634
9/00              25535               14022             18690
10/00             24302               13547             17178
11/00             21585               12524             13586
12/00             23467               13482             14565
1/01              23174               13783             14763
2/01              21208               12996             12549
3/01              18992               12030             11217
4/01              20225               13357             12696
5/01              19703               13668             12800
6/01              19494               13614             12750
7/01              18940               13411             12079
8/01              18219               12972             11270
9/01              16202               11358              9645
10/01             16850               11860             10182
11/01             17686               12743             11018
12/01             18239               13400             11496
1/02              17519               13329             11057
2/02              16463               13347             10508
3/02              17383               14300             11170
4/02              17112               14232             10799
5/02              16934               13992             10438
6/02              15345               12968              9501
7/02              14092               11710              8477
8/02              14115               11770              8376
9/02              13486               10821              7856
10/02             14324               11290              8252

                               Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

===============================================================

The chart compares AIM Opportunities II Fund's Class A shares to benchmark indexes. It is intended to give you a general idea of how your fund performed compared to these indexes over the period 12/30/98-10/31/02. (Please note that performance figures for each index are for the period 12/31/98-10/31/02.) It is important to understand the difference between your fund and an index. Market indexes such as the S&P 400 Index are not managed and incur no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Lipper Mid-Cap Growth Fund Index includes a number of mutual funds grouped by investment objective. Each of these funds interprets that objective differently, and each employs a different management style and investment strategy.

    Your fund's total return includes sales charges, expenses and management fees.

   Performance of the fund's Class A, B and C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.

    Performance of the fund's Class A, B and C shares will differ due to different sales charge structures and class expenses.

    Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or on sale of fund shares. Performance for the indexes also does not reflect the effects of taxes.

===============================================================

FUND RETURNS

as of 10/31/02

FUND VS. INDEXES
Class A shares

AVERAGE ANNUAL TOTAL RETURNS
12/30/98*-10/31/02, excluding sales charges

              [BAR CHART]

FUND CLASS A SHARES AT NAV      11.45%
S&P MIDCAP 400 INDEX             3.22%
LIPPER MIDCAP GROWTH FUND INDEX  4.89%
RUSSELL MID-CAP GROWTH INDEX     6.78%

                  Source: Lipper, Inc.

*Index figures since 12/31/98
===============================================================

AVERAGE ANNUAL TOTAL RETURNS
including sales charges

CLASS A SHARES
 Inception (12/30/98)          9.82%
  1 Year                     -19.69

CLASS B SHARES
 Inception (11/12/99)        -10.05%
  1 Year                     -19.83

CLASS C SHARES
 Inception (11/12/99)         -9.12%
  1 Year                     -16.45

In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/02, the most recent calendar quarter-end, which were: Class A shares, inception (12/30/98), 8.30%; one year, -21.34%. Class B shares, inception (11/12/99), -12.15%; one year, -21.52%. Class C shares, inception (11/12/99), -11.22%; one year, -18.21%.

   DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

FINANCIALS

Schedule of Investments

October 31, 2002

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-80.88%

Advertising-0.87%

Lamar Advertising Co.(a)                           50,000   $  1,697,000
========================================================================

Aerospace & Defense-0.31%

Alliant Techsystems Inc.(a)                        10,000        601,500
========================================================================

Airlines-0.54%

JetBlue Airways Corp.(a)(b)                        26,400      1,066,296
========================================================================

Apparel Retail-3.23%

Abercrombie & Fitch Co.-Class A(a)(b)              90,000      1,603,800
------------------------------------------------------------------------
Charming Shoppes, Inc.(a)(b)                      342,000      1,573,200
------------------------------------------------------------------------
Chico's FAS, Inc.(a)                               80,000      1,544,000
------------------------------------------------------------------------
Hot Topic, Inc.(a)(b)                              50,000        975,000
------------------------------------------------------------------------
Ross Stores, Inc.                                  15,000        627,750
========================================================================
                                                               6,323,750
========================================================================

Application Software-2.68%

Informatica Corp.(a)                              370,000      1,924,000
------------------------------------------------------------------------
Mercury Interactive Corp.(a)(b)                    38,600      1,017,882
------------------------------------------------------------------------
National Instruments Corp.(a)                      50,000      1,434,500
------------------------------------------------------------------------
Quest Software, Inc.(a)                            80,000        873,600
========================================================================
                                                               5,249,982
========================================================================

Auto Parts & Equipment-0.38%

Gentex Corp.(a)                                    25,000        737,000
========================================================================

Banks-1.71%

Compass Bancshares, Inc.                           30,000        969,000
------------------------------------------------------------------------
M&T Bank Corp.                                     20,000      1,638,400
------------------------------------------------------------------------
National Commerce Financial Corp.                  30,000        734,400
========================================================================
                                                               3,341,800
========================================================================

Broadcasting & Cable TV-3.05%

Cox Radio, Inc.-Class A(a)                        160,000      3,798,400
------------------------------------------------------------------------
Spanish Broadcasting System, Inc.-Class A(a)       80,000        530,400
------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)           35,000        906,850
------------------------------------------------------------------------
Westwood One, Inc.(a)                              20,000        726,000
========================================================================
                                                               5,961,650
========================================================================

Casinos & Gambling-1.08%

Mandalay Resort Group(a)                           75,000      2,121,750
========================================================================

Computer & Electronics Retail-1.20%

Best Buy Co., Inc.(a)                              50,000      1,030,500
------------------------------------------------------------------------
CDW Computer Centers, Inc.(a)                      25,000      1,325,500
========================================================================
                                                               2,356,000
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Construction & Engineering-0.77%

Jacobs Engineering Group Inc.(a)                   50,000   $  1,514,500
========================================================================

Construction, Farm Machinery & Heavy
  Trucks-0.26%

AGCO Corp.(a)                                      20,000        508,000
========================================================================

Consumer Electronics-0.36%

Harman International Industries, Inc.              12,600        705,600
========================================================================

Consumer Finance-0.45%

Providian Financial Corp.(a)                      200,000        890,000
========================================================================

Data Processing Services-2.62%

DST Systems, Inc.(a)                               75,000      2,306,250
------------------------------------------------------------------------
Iron Mountain Inc.(a)                             100,000      2,821,000
========================================================================
                                                               5,127,250
========================================================================

Department Stores-1.02%

Nordstrom, Inc.                                   100,000      1,992,000
========================================================================

Distillers & Vintners-0.39%

Constellation Brands, Inc.-Class A(a)              30,000        759,900
========================================================================

Diversified Financial Services-6.34%

Edwards (A.G.), Inc.(b)                           100,000      3,290,000
------------------------------------------------------------------------
Investors Financial Services Corp.                 45,000      1,380,150
------------------------------------------------------------------------
Legg Mason, Inc.                                   60,000      2,787,600
------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                      35,000      1,864,450
------------------------------------------------------------------------
SEI Investments Co.                               115,400      3,080,026
========================================================================
                                                              12,402,226
========================================================================

Electric Utilities-0.47%

Wisconsin Energy Corp.(b)                          40,000        919,200
========================================================================

Electronic Equipment & Instruments-2.27%

Merix Corp.(a)                                    310,000      2,793,100
------------------------------------------------------------------------
Plexus Corp.(a)                                   125,000      1,341,250
------------------------------------------------------------------------
Sanmina-SCI Corp.(a)(b)                           100,000        308,000
========================================================================
                                                               4,442,350
========================================================================

Food Distributors-0.28%

Performance Food Group Co.(a)                      15,000        557,850
========================================================================

General Merchandise Stores-1.58%

BJ's Wholesale Club, Inc.(a)                       20,000        404,400
------------------------------------------------------------------------
Family Dollar Stores, Inc.                         87,100      2,681,809
========================================================================
                                                               3,086,209
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Health Care Distributors & Services-3.17%

Apria Healthcare Group Inc.(a)                     20,000   $    487,800
------------------------------------------------------------------------
Lincare Holdings Inc.(a)                           25,000        851,750
------------------------------------------------------------------------
Omnicare, Inc.                                     80,000      1,738,400
------------------------------------------------------------------------
Patterson Dental Co.(a)                            25,000      1,287,750
------------------------------------------------------------------------
Renal Care Group, Inc.(a)                          58,300      1,845,195
========================================================================
                                                               6,210,895
========================================================================

Health Care Equipment-3.05%

Fisher Scientific International Inc.(a)            52,600      1,504,360
------------------------------------------------------------------------
Med-Design Corp. (The)(a)                         209,400      1,047,000
------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                          25,000        890,250
------------------------------------------------------------------------
STERIS Corp.(a)                                    50,000      1,326,500
------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)(b)                 25,000      1,205,500
========================================================================
                                                               5,973,610
========================================================================

Hotels, Resorts & Cruise Lines-0.70%

Royal Carribbean Cruises Ltd.(b)                   75,000      1,377,000
========================================================================

Household Products-0.54%

Dial Corp. (The)                                   50,000      1,063,000
========================================================================

Industrial Gases-0.67%

Praxair, Inc.                                      24,000      1,308,000
========================================================================

Industrial Machinery-0.47%

SPX Corp.(a)                                       22,000        924,220
========================================================================

Integrated Telecommunication Services-0.69%

Intrado Inc.(a)                                   139,100      1,345,097
========================================================================

Internet Software & Services-0.93%

Fidelity National Information Solutions,
  Inc.(a)                                          95,500      1,827,870
========================================================================

IT Consulting & Services-2.39%

Affiliated Computer Services, Inc.-Class A(a)      34,600      1,593,330
------------------------------------------------------------------------
CACI International Inc.-Class A(a)                 52,000      2,127,320
------------------------------------------------------------------------
Tier Technologies, Inc.-Class B(a)                 50,000        952,500
========================================================================
                                                               4,673,150
========================================================================

Leisure Facilities-0.50%

International Speedway Corp.-Class A               25,000        973,500
========================================================================

Leisure Products-1.20%

Racing Champions Ertl Corp.(a)                    180,000      2,340,000
========================================================================

Life & Health Insurance-0.78%

AFLAC Inc.                                         50,000      1,522,000
========================================================================

Managed Health Care-1.24%

Caremark Rx, Inc.(a)                               65,000      1,150,500
------------------------------------------------------------------------
Mid Atlantic Medical Services, Inc.(a)             35,000      1,274,000
========================================================================
                                                               2,424,500
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Multi-Utilities & Unregulated Power-0.38%

Reliant Resources, Inc.(a)                        400,000   $    752,000
========================================================================

Mutual Funds-3.97%

S&P MidCap 400 Depositary Receipts Trust
  Series 1                                        100,000      7,775,000
========================================================================

Office Services & Supplies-0.32%

Avery Dennison Corp.                               10,000        622,400
========================================================================

Oil & Gas Drilling-1.49%

Precision Drilling Corp. (Canada)(a)               55,000      1,878,250
------------------------------------------------------------------------
Pride International, Inc.(a)                       75,000      1,041,000
========================================================================
                                                               2,919,250
========================================================================

Oil & Gas Equipment & Services-2.93%

BJ Services Co.(a)(b)                              45,000      1,364,850
------------------------------------------------------------------------
Cal Dive International, Inc.(a)                    75,000      1,647,750
------------------------------------------------------------------------
Smith International, Inc.(a)(b)                    55,000      1,719,300
------------------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(a)        25,000      1,001,000
========================================================================
                                                               5,732,900
========================================================================

Oil & Gas Exploration & Production-2.21%

Ultra Petroleum Corp.(a)                          395,000      3,250,850
------------------------------------------------------------------------
XTO Energy, Inc.                                   45,000      1,082,250
========================================================================
                                                               4,333,100
========================================================================

Oil & Gas Refining, Marketing &
  Transportation-0.61%

Premcor Inc.(a)(b)                                 60,000      1,203,000
========================================================================

Packaged Foods & Meats-0.40%

Dole Food Co., Inc.                                27,000        793,260
========================================================================

Pharmaceuticals-6.25%

IVAX Corp.(a)                                     150,000      1,882,500
------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(a)           125,000      5,737,500
------------------------------------------------------------------------
Mylan Laboratories Inc.                            85,000      2,674,950
------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                         25,000      1,935,750
========================================================================
                                                              12,230,700
========================================================================

Publishing-0.99%

Getty Images, Inc.(a)(b)                           67,500      1,934,550
========================================================================

Semiconductor Equipment-2.96%

ASE Test Ltd. (Taiwan)(a)                         200,000        852,000
------------------------------------------------------------------------
Cabot Microelectronics Corp.(a)                    10,000        453,900
------------------------------------------------------------------------
KLA-Tencor Corp.(a)                                25,000        890,750
------------------------------------------------------------------------
Lam Research Corp.(a)                              75,000        944,250
------------------------------------------------------------------------
LTX Corp.(a)                                      121,600        753,920
------------------------------------------------------------------------
Mykrolis Corp.(a)                                  77,832        436,637
------------------------------------------------------------------------
Novellus Systems, Inc.(a)                          27,000        853,200
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
Semiconductor Equipment-(Continued)

Teradyne, Inc.(a)                                  50,000   $    605,500
========================================================================
                                                               5,790,157
========================================================================

Semiconductors-4.26%

ChipPAC, Inc.-Class A(a)                        1,403,700   $  3,721,209
------------------------------------------------------------------------
Cree, Inc.(a)                                      54,700        943,575
------------------------------------------------------------------------
Microchip Technology Inc.                          75,000      1,830,000
------------------------------------------------------------------------
Semtech Corp.(a)                                  130,000      1,836,900
========================================================================
                                                               8,331,684
========================================================================

Specialty Stores-3.11%

Hollywood Entertainment Corp.(a)                   65,000      1,277,900
------------------------------------------------------------------------
O'Reilly Automotive, Inc.(a)                       50,000      1,363,500
------------------------------------------------------------------------
Tiffany & Co.(b)                                   75,000      1,963,500
------------------------------------------------------------------------
Tractor Supply Co.(a)(b)                           39,000      1,481,610
========================================================================
                                                               6,086,510
========================================================================

Systems Software-0.71%

SonicWALL, Inc.(a)                                500,000      1,390,000
========================================================================

Trading Companies & Distributors-0.78%

Fastenal Co.                                       45,000      1,527,750
========================================================================

Trucking-0.74%

Swift Transportation Co., Inc.(a)                  90,000      1,448,100
========================================================================

Wireless Telecommunication Services-0.58%

Nextel Communications, Inc.-Class A(a)            100,000      1,128,000
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $167,792,633)                          158,323,016
========================================================================
                                               PRINCIPAL
                                                 AMOUNT

CONVERTIBLE NOTES-1.03%

Electronic Equipment & Instruments-0.90%

Sanmina-SCI Corp., Conv. Unsec. Sub. Notes,
  4.25%, 05/01/04                              $2,000,000      1,770,000
========================================================================

Telecommunications Equipment-0.13%

Kestrel Solutions, Conv. Sub. Notes,
  5.50%, 07/15/05
  (Acquired 07/20/00-10/10/00;
  Cost $4,762,500)(c)(d)(e)                     4,750,000        251,750
========================================================================
    Total Convertible Notes (Cost $6,476,123)                  2,021,750
========================================================================

U.S. TREASURY BILLS-1.02%

1.63%, 12/19/02 (Cost $1,995,640)(f)            2,000,000      1,995,640
========================================================================

                                               NUMBER OF   EXERCISE   EXPIRATION      MARKET
                                               CONTRACTS    PRICE        DATE         VALUE
-----------------------------------------------------------------------------------------------
OPTIONS PURCHASED-0.47%

Puts-0.47%

S&P 500 Index                                        202     $850       Dec-02     $    475,710
-----------------------------------------------------------------------------------------------
S&P 500 Index                                        137      875       Dec-02          441,825
===============================================================================================
    Total Options Purchased (Cost $1,134,117)                                           917,535
===============================================================================================


                                                 SHARES
MONEY MARKET FUNDS-11.16%

STIC Liquid Assets Portfolio(g)                10,917,387     10,917,387
------------------------------------------------------------------------
STIC Prime Portfolio(g)                        10,917,387     10,917,387
========================================================================
    Total Money Market Funds (Cost
      $21,834,774)                                            21,834,774
========================================================================
TOTAL INVESTMENTS-94.56% (Cost $199,233,287)                 185,092,715
========================================================================
OTHER ASSETS LESS LIABILITIES-5.44%                           10,650,872
========================================================================
NET ASSETS-100.00%                                          $195,743,587
________________________________________________________________________
========================================================================


                                               SHARES
                                                SOLD      MARKET
                                               SHORT       VALUE
-------------------------------------------------------------------
SECURITIES SOLD SHORT-10.63%(H)

Advanced Fibre Communications, Inc.
  (Telecommunications Equipment)               60,700   $   982,065
-------------------------------------------------------------------
Amazon.com, Inc. (Internet Retail)             45,000       871,200
-------------------------------------------------------------------
American Electric Power Co., Inc. (Electric
  Utilities)                                   70,000     1,794,800
-------------------------------------------------------------------
AmerisourceBergen Corp. (HealthCare
  Distributors & Services)                     6,800        483,820
-------------------------------------------------------------------
Apollo Group, Inc.-Class A (Diversified
  Commercial Services)                         15,000       622,500
-------------------------------------------------------------------
Capital One Financial Corp. (Consumer
  Finance)                                     48,000     1,462,560
-------------------------------------------------------------------
eBay Inc. (Internet Retail)                    15,900     1,005,834
-------------------------------------------------------------------
Education Management Corp. (Diversified
  Commercial Services)                         20,000       734,000
-------------------------------------------------------------------
Harrah's Entertainment, Inc. (Casinos &
  Gambling)                                    18,100       760,200
-------------------------------------------------------------------
Johnson & Johnson (Pharmaceuticals)            24,400     1,433,500
-------------------------------------------------------------------
KB Home (Homebuilding)                         22,500     1,062,000
-------------------------------------------------------------------
Kohl's Corp. (Department Stores)               11,400       666,330
-------------------------------------------------------------------
Lexmark International, Inc. (Computer Storage
  & Peripherals)                               21,000     1,247,820
-------------------------------------------------------------------
Noble Corp. (Oil & Gas Drilling)               26,000       840,320
-------------------------------------------------------------------
Nokia Oyj-ADR (Finland) (Telecommunications
  Equipment)                                   77,000     1,279,740
-------------------------------------------------------------------
Rent-A-Center, Inc. (Specialty Stores)         10,900       483,415
-------------------------------------------------------------------
SBC Communications Inc. (Integrated
  Telecommunication Services)                  40,000     1,026,400
-------------------------------------------------------------------
Sigma-Aldrich Corp. (Specialty Chemicals)      20,500       937,875
-------------------------------------------------------------------
Symantec Corp. (Systems Software)              18,600       744,000
-------------------------------------------------------------------


                                               SHARES
                                                SOLD      MARKET
                                               SHORT       VALUE
-------------------------------------------------------------------
SECURITIES SOLD SHORT-(CONTINUED)

Target Corp. (General Merchandise Stores)      25,000   $   753,000
-------------------------------------------------------------------
Tyco International Ltd. (Bermuda) (Industrial
  Conglomerates)                               50,900       736,014
-------------------------------------------------------------------
UnitedHealth Group Inc. (Managed HealthCare)   9,700        882,215
===================================================================
    Total Securities Sold Short                         $20,809,608
___________________________________________________________________
===================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Conv.   - Convertible
Sub.    - Subordinated
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 10.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees.
(d) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The market value of this security at 10/31/02 represented 0.13% of the Fund's net assets. The Fund has no rights to demand registration of this security.
(e) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(f) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(g) The money market fund and the Fund are affiliated by having the same investment advisor.
(h) Collateral on short sales was segregated by the Fund in the amount of $28,886,050 which represents 138.81% of market value of securities sold short.

See Notes to Financial Statements.

Statement of Assets and Liabilities
October 31, 2002

ASSETS:

Investments, at market value (cost $199,233,287)    $185,092,715
----------------------------------------------------------------
Cash                                                   9,010,913
----------------------------------------------------------------
Receivables for:
  Investments sold                                     3,331,509
----------------------------------------------------------------
  Fund shares sold                                       145,636
----------------------------------------------------------------
  Dividends and interest                                  74,868
----------------------------------------------------------------
  Investments sold short                              21,077,180
----------------------------------------------------------------
  Short positions covered                                120,808
----------------------------------------------------------------
  Short stock rebates                                     34,267
----------------------------------------------------------------
Investment for deferred compensation plan                 17,742
----------------------------------------------------------------
Other assets                                              54,686
================================================================
     Total assets                                    218,960,324
________________________________________________________________
================================================================


LIABILITIES:

Payables for:
  Investments purchased                                  677,923
----------------------------------------------------------------
  Fund shares reacquired                                 593,783
----------------------------------------------------------------
  Options written (premiums received $793,919)           808,430
----------------------------------------------------------------
  Deferred compensation plan                              17,742
----------------------------------------------------------------
  Short stock account dividends                           26,363
----------------------------------------------------------------
Market value of securities sold short (proceeds
  from short sales $21,077,180)                       20,809,608
----------------------------------------------------------------
Accrued distribution fees                                160,277
----------------------------------------------------------------
Accrued trustees' fees                                       649
----------------------------------------------------------------
Accrued transfer agent fees                               36,596
----------------------------------------------------------------
Accrued operating expenses                                85,366
================================================================
     Total liabilities                                23,216,737
================================================================
Net assets applicable to shares outstanding         $195,743,587
________________________________________________________________
================================================================


NET ASSETS:

Class A                                             $ 90,695,575
________________________________________________________________
================================================================
Class B                                             $ 75,250,119
________________________________________________________________
================================================================
Class C                                             $ 29,797,893
________________________________________________________________
================================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                                6,618,706
________________________________________________________________
================================================================
Class B                                                5,611,189
________________________________________________________________
================================================================
Class C                                                2,221,790
________________________________________________________________
================================================================
Class A:
  Net asset value per share                         $      13.70
----------------------------------------------------------------
  Offering price per share:
     (Net asset value of $13.70 divided by 94.50%)  $      14.50
________________________________________________________________
================================================================
Class B:
  Net asset value and offering price per share      $      13.41
________________________________________________________________
================================================================
Class C:
  Net asset value and offering price per share      $      13.41
________________________________________________________________
================================================================


Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Interest                                            $    823,514
----------------------------------------------------------------
Dividends (net of foreign withholding tax of
  $2,948)                                                500,490
----------------------------------------------------------------
Dividends from affiliated money market funds             270,036
----------------------------------------------------------------
Short stock rebates                                      387,698
================================================================
    Total investment income                            1,981,738
================================================================

EXPENSES:

Advisory fees                                          1,348,706
----------------------------------------------------------------
Administrative services fees                              73,948
----------------------------------------------------------------
Custodian fees                                            54,416
----------------------------------------------------------------
Distribution fees -- Class A                             435,944
----------------------------------------------------------------
Distribution fees -- Class B                           1,032,248
----------------------------------------------------------------
Distribution fees -- Class C                             419,608
----------------------------------------------------------------
Interest                                                 116,393
----------------------------------------------------------------
Transfer agent fees                                      535,798
----------------------------------------------------------------
Trustees' fees                                             9,560
----------------------------------------------------------------
Dividends on short sales                                 179,938
----------------------------------------------------------------
Other                                                    183,608
================================================================
    Total expenses                                     4,390,167
================================================================
Less: Fees waived                                       (120,155)
----------------------------------------------------------------
    Expenses paid indirectly                              (5,276)
================================================================
    Net expenses                                       4,264,736
================================================================
Net investment income (loss)                          (2,282,998)
================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FUTURES CONTRACTS, OPTION
  CONTRACTS AND SECURITIES SOLD SHORT:

Net realized gain (loss) from:
  Investment securities                              (38,566,128)
----------------------------------------------------------------
  Futures contracts                                   (2,561,951)
----------------------------------------------------------------
  Option contracts written                             3,757,209
----------------------------------------------------------------
  Securities sold short                                2,307,789
================================================================
                                                     (35,063,081)
================================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                               (3,608,399)
----------------------------------------------------------------
  Option contracts written                                89,368
----------------------------------------------------------------
  Securities sold short                                  839,169
================================================================
                                                      (2,679,862)
================================================================
Net gain (loss) from investment securities,
  futures contracts, option contracts and
  securities sold short                              (37,742,943)
================================================================
Net increase (decrease) in net assets resulting
  from operations                                   $(40,025,941)
________________________________________________________________
================================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                  2002             2001
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (2,282,998)   $    (911,538)
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts, option contracts
    and securities sold short                                   (35,063,081)    (131,066,522)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, option contracts and securities
    sold short                                                   (2,679,862)     (45,029,726)
============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (40,025,941)    (177,007,786)
============================================================================================
Share transactions-net:
  Class A                                                       (47,036,183)     (69,317,840)
--------------------------------------------------------------------------------------------
  Class B                                                       (33,349,419)     (35,807,987)
--------------------------------------------------------------------------------------------
  Class C                                                       (15,200,002)     (17,779,325)
============================================================================================
    Net increase (decrease) in net assets                      (135,611,545)    (299,912,938)
============================================================================================

NET ASSETS:

  Beginning of year                                             331,355,132      631,268,070
============================================================================================
  End of year                                                 $ 195,743,587    $ 331,355,132
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 415,703,628    $ 513,565,413
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (30,205)         (20,830)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures contracts,
    option contracts and securities sold short                 (206,042,323)    (170,978,732)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, option contracts and securities sold short      (13,887,513)     (11,210,719)
============================================================================================
                                                              $ 195,743,587    $ 331,355,132
____________________________________________________________________________________________
============================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Opportunities II Fund, formerly AIM Mid Cap Opportunities Fund, (the "Fund") is a series portfolio of AIM Special Opportunities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital. The Fund reopened to new investors on October 1, 2002.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income and short stock rebate income are recorded on the accrual basis. Dividend income and dividend expense on short sales are recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. SECURITIES SOLD SHORT -- The Fund may enter into short sales of securities which it concurrently holds (against the box) or for which it holds no corresponding position (naked). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations disclosed in "A" above. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates.

       The Fund is required to segregate cash or securities as collateral in margin accounts at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the statement of operations represents income earned on short sale proceeds held on deposit with the broker. The Fund may also earn or incur margin interest on short sales transactions. Margin interest is the income earned (or expense incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received from the short sales.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. PUT OPTIONS -- The Fund may purchase and write put options including securities index options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying securities to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received.

I. CALL OPTIONS -- The Fund may write and buy call options, including securities index options. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

       A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

       An option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of hedged securities. Moreover, in the event the Fund were unable to close an option it had written, it might be unable to sell the securities used as cover.

J. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

K. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--CHANGE IN ACCOUNTING PRINCIPLE

As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to November 1,2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $3,068 reduction in the cost of securities and a corresponding $3,068 increase in net unrealized gains and losses, based on securities held by the Fund on November 1, 2001.

  The effect of this change in the current period was to decrease net investment income by $3,206, to increase net unrealized gains and losses by $2,515 and to increase net realized gains and losses by $691. As a result, the net investment income per share, and the net realized and unrealized gains and losses per share were unchanged.

NOTE 3--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays a base management fee calculated at the annual rate of 1.50% of the Fund's average daily net assets. The base management fee will be adjusted, on a monthly basis, (i) upward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment performance of the Class A shares exceeds the sum of 2.00% and the 12-month rolling investment record of the S&P MidCap 400 Index, or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment record of the S&P MidCap 400 Index less 2.00% exceeds the 12-month rolling investment performance of the Class A shares. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $3,049.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $73,948 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $290,967 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. During the Fund's closing to new investors, AIM Distributors agreed to waive 0.10% of the Fund's average daily net assets of Class A distribution plan fees. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B and Class C shares paid $318,838, $1,032,248 and $419,608, respectively and AIM Distributors waived fees of $117,106 for Class A.

  AIM Distributors retained commissions of $5,846 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $278, $648 and $2,657 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $5,540 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 4--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $3,891 and reductions in custodian fees of $1,385 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $5,276.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 6--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $240,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.10% on the unused balance of the committed line.

  During the year ended October 31, 2002, the average outstanding daily balance of bank loans for the Fund was $1,315,068 with a weighted average interest rate of 2.57%.
NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2002 and 2001.

Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments                 $ (17,960,560)
-------------------------------------------------------------
Temporary book/tax differences                        (27,651)
-------------------------------------------------------------
Capital loss carryforward                        (201,971,830)
-------------------------------------------------------------
Shares of beneficial interest                     415,703,628
=============================================================
                                                $ 195,743,587
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales, realization for tax purposes of unrealized losses on certain option contracts and other deferrals. Amount includes appreciation (depreciation) on options contracts written of $(14,511).

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of losses on short sales covered and trustee compensation and retirement plan expenses.

The Fund's capital loss carryforward expires as follows:

                   CAPITAL LOSS
   EXPIRATION      CARRYFORWARD
-------------------------------
October 31, 2008   $ 43,384,856
-------------------------------
October 31, 2009    123,630,363
-------------------------------
October 31, 2010     34,956,611
===============================
                   $201,971,830
_______________________________
===============================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $497,166,523 and $603,484,361, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 was as follows:

Aggregate unrealized appreciation of:
  Investment securities                          $ 14,724,978
-------------------------------------------------------------
  Securities sold short                               971,723
-------------------------------------------------------------
Aggregate unrealized (depreciation) of:
  Investment securities                           (32,345,000)
-------------------------------------------------------------
  Securities sold short                            (1,297,750)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                          $(17,946,049)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $202,712,737.
Proceeds from securities sold short for tax purposes are
$21,403,207.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of a net operating loss reclassification and other items, on October 31, 2002, undistributed net investment income (loss) was increased by $2,276,691, undistributed net realized gains decreased by $510 and shares of beneficial interest decreased by $2,276,181. This reclassification had no effect on the net assets of the Fund.

NOTE 10--CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2002 are summarized as follows:

                                      CALL OPTION CONTRACTS
                                     -----------------------
                                     NUMBER OF     PREMIUMS
                                     CONTRACTS     RECEIVED
------------------------------------------------------------
Beginning of year                       8,907     $1,262,589
------------------------------------------------------------
Written                                90,001     12,438,435
------------------------------------------------------------
Closed                                (48,521)    (8,367,235)
------------------------------------------------------------
Exercised                             (24,137)    (2,747,116)
------------------------------------------------------------
Expired                               (19,113)    (1,832,884)
============================================================
End of year                             7,137     $  753,789
____________________________________________________________
============================================================

Open call options written at October 31, 2002 were as follows:

                                                                     OCTOBER 31      UNREALIZED
                       CONTRACT   STRIKE   NUMBER OF    PREMIUMS        2002        APPRECIATION
ISSUE                   MONTH     PRICE    CONTRACTS    RECEIVED    MARKET VALUE   (DEPRECIATION)
-------------------------------------------------------------------------------------------------
Abercrombie & Fitch
 Co.                    Nov-02    $  20        650      $ 77,361      $ 26,000        $ 51,361
-------------------------------------------------------------------------------------------------
BJ Services Co.         Nov-02       30        450        36,264        73,125         (36,861)
-------------------------------------------------------------------------------------------------
Charming Shoppes,
 Inc.                   Jan-03        5        381        26,097        18,097           8,000
-------------------------------------------------------------------------------------------------
Edwards (A.G.), Inc.    Nov-02       35        250        16,999         6,875          10,124
-------------------------------------------------------------------------------------------------
Getty Images, Inc.      Nov-02       25        300        31,268       120,000         (88,732)
-------------------------------------------------------------------------------------------------
Getty Images, Inc.      Dec-02       30        202        37,773        44,440          (6,667)
-------------------------------------------------------------------------------------------------
Hot Topic, Inc.         Nov-02     22.5        250        18,667         7,500          11,167
-------------------------------------------------------------------------------------------------
Jet BlueAirways Corp.   Nov-02       35        264        61,188       157,080         (95,892)
-------------------------------------------------------------------------------------------------
MercuryInteractive
 Corp.                  Nov-02       25        250        39,249        62,500         (23,251)
-------------------------------------------------------------------------------------------------
Premcor Inc.            Dec-02       20        300        27,161        40,500         (13,339)
-------------------------------------------------------------------------------------------------
Royal Carribbean
 Cruises, Ltd.          Nov-02       20        500        32,324        11,250          21,074
-------------------------------------------------------------------------------------------------
Sanmina-SCI Corp.       Jan-03      2.5      1,000        37,999        12,500          25,499
-------------------------------------------------------------------------------------------------
Smith International,
 Inc.                   Nov-02     32.5        550        89,119        53,625          35,494
-------------------------------------------------------------------------------------------------
Tiffany & Co.           Nov-02     27.5        750       102,601        75,000          27,601
-------------------------------------------------------------------------------------------------
Tractor Supply Co.      Nov-02       40        390        69,270        30,225          39,045
-------------------------------------------------------------------------------------------------
Varian Medical
 Systems, Inc.          Dec-02       50        250        41,749        40,625           1,124
-------------------------------------------------------------------------------------------------
Wisconsin Energy
 Corp.                  Nov-02       25        400         8,700         5,000           3,700
=================================================================================================
                                             7,137      $753,789      $784,342        $(30,553)
_________________________________________________________________________________________________
=================================================================================================

NOTE 11--PUT OPTION CONTRACTS

Transactions in put options contracts written during the year ended October 31, 2002 are summarized as follows:

                                      CALL OPTION CONTRACTS
                                     ------------------------
                                     NUMBER OF     PREMIUMS
                                     CONTRACTS     RECEIVED
-------------------------------------------------------------
Beginning of year                        512      $   239,096
-------------------------------------------------------------
Purchased                              6,691        1,363,608
-------------------------------------------------------------
Closed                                (5,599)      (1,488,939)
-------------------------------------------------------------
Exercised                               (599)         (67,235)
-------------------------------------------------------------
Expired                                 (800)          (6,400)
=============================================================
End of year                              205      $    40,130
_____________________________________________________________
=============================================================


Open put option contracts written at October 31, 2002 were as follows:

                                                          OCTOBER 31
              CONTRACT   STRIKE   NUMBER OF   PREMIUMS       2002        UNREALIZED
ISSUE          MONTH     PRICE    CONTRACTS   RECEIVED   MARKET VALUE   APPRECIATION
------------------------------------------------------------------------------------
Sigma-
  Aldrich
  Corp.        Dec-02     $40        205      $40,130      $24,088        $16,042
____________________________________________________________________________________
====================================================================================


NOTE 12--SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                         2002                          2001
                                                              --------------------------    ---------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                        657,822*   $ 10,509,096*    1,187,465    $  23,683,488
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                        229,024       3,383,885       532,694       10,439,436
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                        121,056       1,880,521       264,490        5,376,573
=======================================================================================================================
Reacquired:
  Class A                                                     (3,681,149)    (57,545,279)   (4,899,783)     (93,001,328)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,460,411)*   (36,733,304)*  (2,466,649)     (46,247,423)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,135,144)    (17,080,523)   (1,234,206)     (23,155,898)
=======================================================================================================================
                                                              (6,268,802)   $(95,585,604)   (6,615,989)   $(122,905,152)
_______________________________________________________________________________________________________________________
=======================================================================================================================

* Includes automatic conversion of 40,519 shares of Class B shares in the amount of $609,220 to 39,689 shares of Class A shares in the amount of $609,220.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                CLASS A
                                       ------------------------------------------------------------------------------------------
                                                                                                                   DECEMBER 30,
                                                                                                                       1998
                                                                            THREE MONTHS            YEAR         (DATE OPERATIONS
                                          YEAR ENDED OCTOBER 31,               ENDED                ENDED         COMMENCED) TO
                                       ----------------------------         OCTOBER 31,           JULY 31,           JULY 31,
                                        2002                 2001               2000                2000               1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                               $ 16.11             $  23.17           $  23.62            $  15.78            $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)           (0.07)(a)(b)          0.04(b)           (0.01)              (0.18)(b)         (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)       (2.34)               (7.10)             (0.44)               9.92              5.82
=================================================================================================================================
    Total from investment
      operations                         (2.41)               (7.06)             (0.45)               9.74              5.78
=================================================================================================================================
Less distributions:
  Dividends from net investment
    income                                  --                   --                 --               (0.02)               --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                                   --                   --                 --               (1.88)               --
=================================================================================================================================
    Total distributions                     --                   --                 --               (1.90)               --
=================================================================================================================================
Net asset value, end of period         $ 13.70             $  16.11           $  23.17            $  23.62            $15.78
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                         (14.96)%             (30.47)%            (1.91)%             65.58             57.80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                             $90,696             $155,356           $309,391            $336,203            $4,790
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets (including interest
  expense and dividends on short
  sales expense):
  With fee waivers                        1.18%(d)             1.33%              2.06%(e)            2.33%             2.28%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                     1.28%(d)             1.43%              2.16%(e)            2.40%             7.55%(e)
=================================================================================================================================
Ratio of expenses to average net
  assets (excluding interest
  expense and dividends on short
  sales expense):
  With fee waivers                        1.07%(d)             1.24%              1.93%(e)            2.08%             2.19%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                     1.17%(d)             1.34%              2.03%(e)            2.15%             7.46%(e)
=================================================================================================================================
Ratio of net investment income
  (loss) to average net assets           (0.44)%(a)(d)         0.20%             (0.08)%(e)          (0.80)%           (0.79)%(e)
=================================================================================================================================
Ratio of interest expense and
  dividends on short sales expense
  to average net assets                   0.11%(d)             0.09%              0.13%(e)            0.25%             0.09%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                    203%                 289%                49%                196%              135%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective November 1, 2001, the Fund adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with generally accepted accounting principles, does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $124,555,464.
(e)  Annualized.

                                                                                          CLASS B
                                                          -----------------------------------------------------------------------
                                                                                                                    NOVEMBER 12,
                                                                                               THREE MONTHS             1999
                                                             YEAR ENDED OCTOBER 31,               ENDED              (DATE SALES
                                                          ----------------------------         OCTOBER 31,          COMMENCED) TO
                                                           2002                 2001               2000             JULY 31, 2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $ 15.89             $  23.02           $  23.51             $  17.83
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.18)(a)(b)         (0.11)(b)          (0.05)               (0.28)(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                             (2.30)               (7.02)             (0.44)                5.97
=================================================================================================================================
    Total from investment operations                        (2.48)               (7.13)             (0.49)                5.69
=================================================================================================================================
Less dividends from net investment income                      --                   --                 --                (0.01)
=================================================================================================================================
Net asset value, end of period                            $ 13.41             $  15.89           $  23.02             $  23.51
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                            (15.61)%             (30.97)%            (2.08)%              31.95%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $75,250             $124,588           $225,060             $255,439
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets (including
  interest expense and dividends on short sales expense)     1.93%(d)             2.10%              2.81%(e)             3.08%(e)
=================================================================================================================================
Ratio of expenses to average net assets (excluding
  interest expense and dividends on short sales expense)     1.82%(d)             2.00%              2.68%(e)             2.83%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                    (1.19)%(a)(d)        (0.57)%            (0.83)%(e)           (1.55)%(e)
=================================================================================================================================
Ratio of interest expense and dividends on short sales
  expense to average net assets                              0.11%(d)             0.09%              0.13%(e)             0.25%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                       203%                 289%                49%                 196%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective November 1, 2001, the Fund adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $103,224,822
(e)  Annualized.

                                                                                           CLASS C
                                                              ------------------------------------------------------------------
                                                                                                                   NOVEMBER 12,
                                                                     YEAR ENDED                 THREE MONTHS           1999
                                                                     OCTOBER 31,                   ENDED            (DATE SALES
                                                              -------------------------         OCTOBER 31,        COMMENCED) TO
                                                               2002              2001               2000           JULY 31, 2000
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 15.89           $ 23.02           $ 23.51            $  17.83
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.18)(a)(b)      (0.11)(b)         (0.05)              (0.28)(b)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (2.30)            (7.02)            (0.44)               5.97
================================================================================================================================
    Total from investment operations                            (2.48)            (7.13)            (0.49)               5.69
================================================================================================================================
Less dividends from net investment income                          --                --                --               (0.01)
================================================================================================================================
Net asset value, end of period                                $ 13.41           $ 15.89           $ 23.02            $  23.51
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                                (15.61)%          (30.97)%           (2.08)%             31.95%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $29,798           $51,412           $96,817            $100,452
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets (including interest
  expense and dividends on short sales expense)                  1.93%(d)          2.10%             2.81%(e)            3.08%(e)
================================================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense and dividends on short sales expense)                  1.82%(d)          2.00%             2.68%(e)            2.83%(e)
================================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.19)%(a)(d)     (0.57)%           (0.83)%(e)          (1.55)%(e)
================================================================================================================================
Ratio of interest expense and dividends on short sales
  expense to average net assets                                  0.11%(d)          0.09%             0.13%(e)            0.25%(e)
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                           203%              289%               49%                196%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) As required, effective November 1, 2001, the Fund adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $41,960,829.
(e)  Annualized.

Report of Independent Auditors

To the Shareholders of AIM Opportunities II Fund
And Board of Trustees of AIM Special Opportunities Funds:



We have audited the accompanying statement of assets and liabilities of AIM Opportunities II Fund (a portfolio AIM Special Opportunities Funds), including the schedule of investments, as of October 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented from commencement of operations through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the 2002 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Opportunities II Fund as of October 31, 2002, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.


/s/ ERNST & YOUNG LLP
Houston, Texas
December 10, 2002

OTHER INFORMATION

Trustees and Officers

As of December 31, 2001

The address of each trustee and officer of AIM Special Opportunities Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham* -- 1946       1998               Chairman, President and Chief Executive   None
   Trustee, Chairman and                              Officer, A I M Management Group Inc.
   President                                          (financial services holding company);
                                                      Chairman and President, A I M Advisors,
                                                      Inc. (registered investment advisor);
                                                      Director and Senior Vice President,
                                                      A I M Capital Management, Inc.
                                                      (registered investment advisor);
                                                      Chairman, A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc. (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer); and
                                                      Director and Vice Chairman, AMVESCAP
                                                      PLC (parent of AIM and a global
                                                      investment management firm)
-------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker &           Badgley Funds, Inc. (registered
   Trustee                                            McKenzie                                  investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1998               Chairman, Crockett Technology             ACE Limited (insurance
   Trustee                                            Associates (technology consulting         company); and Captaris, Inc.
                                                      company)                                  (unified messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.            None
   Trustee                                            (registered investment company) and DHJ
                                                      Media, Inc.; Director, Magellan
                                                      Insurance Company; Member of Advisor
                                                      Board of Rotary Power International
                                                      (designer, manufacturer, and seller of
                                                      rotary power engines); formerly,
                                                      Director, President and CEO, Volvo
                                                      Group North America, Inc.; and director
                                                      of various affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage   None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer,
                                                      Mercantile-Safe Deposit & Trust Co.;
                                                      and President, Mercantile Bankshares
                                                      Corp.
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1998               Chief Executive Officer, Twenty First     Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1998               Partner, law firm of Kramer Levin         Cortland Trust, Inc.
   Trustee                                            Naftalis and Frankel LLP                  (registered investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA   None
   Trustee                                            of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1998               Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1998               Executive Vice President, Development     None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

* Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of December 31, 2001


The address of each trustee and officer of AIM Special Opportunities Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum -- 1947            1998               Director and President, A I M Capital     N/A
   Senior Vice President                              Management, Inc.; Director and
                                                      Executive Vice President, A I M
                                                      Management Group Inc.; Director and
                                                      Senior Vice President, A I M Advisors,
                                                      Inc.; and Director, A I M Distributors,
                                                      Inc. and AMVESCAP PLC
-------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1998               Director, Senior Vice President,          N/A
   Senior Vice President and                          General Counsel and Secretary, A I M
   Secretary                                          Advisors, Inc. and A I M Management
                                                      Group Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company; and Vice President, A I M Fund
                                                      Services, Inc., A I M Capital
                                                      Management, Inc. and A I M
                                                      Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1998               Vice President and Chief Compliance       N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen -- 1940         1999               Vice President, A I M Advisors, Inc.      N/A
   Senior Vice President                              and A I M Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1998               Vice President and Fund Treasurer,        N/A
   Vice President and Treasurer                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Ernst & Young LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               5 Houston Center
Houston, TX 77046               Suite 100                       Suite 100                       1401 McKinney, Suite 1200
                                Houston, TX 77046               Houston, TX 77046               Houston, TX 77010-4035

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       A I M Fund Services, Inc.       State Street Bank and Trust
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022                                              Boston, MA 02110

REQUIRED STATE INCOME TAX INFORMATION (UNAUDITED)

Of the ordinary dividends paid, 1.12% was derived from U.S. Treasury
Obligations.

                             EDUCATION AND PLANNING

WANT TO BE A LONG-TERM INVESTOR? THESE FOUR TIPS CAN HELP

================================================================================

                              SUCCESSFUL INVESTING

                             REQUIRES DISCIPLINE AND

                            TIME. MOST OF US CLAIM TO

                            BE LONG-TERM INVESTORS--

                            BUT OUR DISCIPLINE CAN BE

                          SORELY TESTED DURING PERIODS

                             OF MARKET VOLATILITY OR

                            MARKET DECLINES. HERE ARE

                           FOUR TIPS THAT CAN HELP YOU

                              MAINTAIN A LONG-TERM

                            PERSPECTIVE WHEN MARKETS

                                BECOME UNCERTAIN.

================================================================================

1 DON'T TRY TO TIME THE MARKET

Markets rise and fall, and even the most experienced investment professionals can't consistently predict when market trends will change. That's why most investment professionals remain invested for the long term, regardless of short-term market fluctuations.

    Some individual investors, however, exit the market at the first sign of volatility. History shows that by doing so they risk lowering their long-term investment returns.

    Historically, stocks have provided higher average annual total returns than other asset classes. The S&P 500--considered representative of the U.S. stock market as a whole--boasts an average annual total return of 11.10% for the 50 years ended September 30, 2002. During those five decades, America experienced boom and bust, war and peace--but long-term investors were rewarded for their discipline and patience.

    Markets have always been subject to sharp and sudden declines--and equally sharp and sudden gains. Investors who exit the market at the first sign of a decline risk missing out on significant one-day gains. The table below compares the returns earned by a hypothetical long-term investor who remained in the market to returns earned by other investors who missed just a few days of market gains.

2 SET REASONABLE EXPECTATIONS

While stocks have outperformed other investments over the last half century, they are subject to much higher or much lower returns in a given year or over relatively short investment periods. The 1990s saw much higher-than-average annual returns, but returns for 2000 were much lower than the historical averages. Like many other things, investment returns are subject to significant volatility over the short term--but they average out over time.

    Take a look at how returns for the S&P 500 compare over the short term and the long term. When markets become difficult, as they have been for the last two years, it's natural to long for the "good old days" of the 1990s

THE LONG AND SHORT OF INVESTING

REWARDS OF LONG-TERM INVESTING

================================================================================

S&P 500 Index: For the 10 years ended September 30, 2002(1)

                              AVERAGE ANNUAL
TIME PERIOD                    TOTAL RETURN

Fully invested                     9.00%
Miss the 10 best days              4.05
Miss the 20 best days              0.40
Miss the 30 best days             -2.56

Source: FactSet Research Systems

================================================================================

ANNUAL RETURNS CAN VARY WIDELY, BUT THEY AVERAGE OUT OVER TIME

S&P 500 Index(1)

                              AVERAGE          HIGHEST          LOWEST
TIME PERIOD                   RETURN           RETURN           RETURN

1971-1980                      8.48%               --              --
1975                             --             37.23%             --
1974                             --                --          -26.47%
1981-1990                     13.92                --              --
1985                             --             31.73              --
1981                             --                --           -4.92
1991-2000                     17.44                --
1995                             --             37.53              --
2000                             --                --           -9.10

30-year average (1971-2000):  13.22                --              --

Source: Lipper, Inc.

================================================================================
when markets experienced robust growth year after year. Long-term investors, of course, realize that the 1990s were as much an aberration as are the double-digit declines we've seen more recently. Long-term investors look past short-term declines and keep reasonable long-term expectations.

   Remember, on average, a 20% market decline occurs every five years, and 10 20% corrections occurred in the 54-year period from 1946 to 1999. The market declines of 2000 and 2001 are nothing new to long-term investors.

3 PRACTICE DOLLAR-COST AVERAGING(2)

Saving and investing for long-term goals, such as retirement, is a lifelong process--something we need to do year after year, regardless of temporary market conditions.

    Dollar-cost averaging can take the guesswork out of investing and can help you achieve your long-term investment goals. When you practice dollar-cost averaging, you invest a fixed amount of money at regular intervals regardless of market conditions. You can decide how much and how often to invest.

There are several advantages to dollar-cost averaging:

o Regular investing helps you make the most of market swings. By investing a fixed amount on a regular basis, you automatically buy more shares when prices are low and fewer shares when prices are high.

o Your average cost per share is less than your average price per share. (The chart below illustrates how dollar-cost averaging works.) The only time this would not occur is if share prices remain constant.

o This strategy is especially appropriate for long-term investments, such as retirement plans. This is because the longer you maintain a regular investment program, the more likely it is that you will buy shares at a wide variety of prices.

o You will be less tempted to make decisions based on short-term events or market conditions. Dollar-cost averaging helps take the emotion out of the investment process.

4 TALK WITH YOUR FINANCIAL ADVISOR

Any time of uncertainty is a good time to speak with your financial advisor.

   Your financial advisor can help you maintain a long-term investment perspective. He or she is familiar with your unique financial situation and financial goals. He or she can work with you to ensure that your investments are still appropriate to achieve your long-term financial goals--or can recommend changes to your investments based on changing market conditions or your changing needs.

   Your financial advisor can help you remain committed to your long-term financial goals and can explain how a disciplined approach to investing can be beneficial over the long term. Also, your financial advisor can ensure that your investments are diversified across various asset classes and investment styles to manage risk.

(1) The unmanaged Standard and Poor's Composite Index of 500 Stocks (S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance. Results assume the reinvestment of dividends. An investment cannot be made directly in an index.

(2) No investment technique can assure a profit or protect against losses in declining markets. Because dollar-cost averaging involves investing continuously regardless of fluctuating securities prices, you should consider your ability to continue making purchases during periods of low price levels.

                                                    Source: Ibbotson, Associates

================================================================================

THE LONG AND SHORT OF INVESTING

DOLLAR-COST AVERAGING CAN BENEFIT LONG-TERM INVESTORS(2)

                                  AMOUNT           SHARE          SHARES
MONTH                            INVESTED          PRICE         PURCHASED

January                           $200.00         $24.00           8.333
February                           200.00          20.00          10.000
March                              200.00          14.00          14.286
April                              200.00          18.00          11.111
May                                200.00          22.00           9.091
June                               200.00          24.00           8.333
Total invested:                 $1,200.00
Average price per share:                           20.33
Total shares purchased:                                           61.154
Average cost per share:                            19.62


                                    [GRAPHIC]

This a hypothetical example demonstrating how dollar-cost averaging works. It does not reflect the performance of any particular investment.

THE AIM FAMILY OF FUNDS--Registered Trademark--

================================================================================

                                     [ART]

                                 MORE AGGRESSIVE

                                 SECTOR EQUITY

                          INTERNATIONAL/GLOBAL EQUITY

                                DOMESTIC EQUITY

                                  FIXED INCOME

                               MORE CONSERVATIVE

================================================================================

==============================================================================================================================
                                                                                                     FIXED INCOME

         DOMESTIC EQUITY                       INTERNATIONAL/GLOBAL EQUITY                              TAXABLE

          MORE AGGRESSIVE                            MORE AGGRESSIVE                                MORE AGGRESSIVE

AIM Emerging Growth Fund                 AIM Developing Markets Fund                   AIM High Yield Fund II
AIM Small Cap Growth Fund(1)             AIM European Small Company Fund               AIM High Yield Fund
AIM Aggressive Growth Fund               AIM Asia Pacific Growth Fund(2)               AIM Strategic Income Fund
AIM Opportunities I Fund(2,3)            AIM International Emerging Growth Fund        AIM Income Fund
AIM Mid Cap Growth Fund                  AIM Global Aggressive Growth Fund             AIM Global Income Fund
AIM Libra Fund                           AIM European Growth Fund(2)                   AIM Total Return Bond Fund
AIM Dent Demographic Trends Fund         AIM International Growth Fund(2)              AIM Intermediate Government Fund
AIM Opportunities II Fund(2,3)           AIM Global Growth Fund                        AIM Short Term Bond Fund
AIM Constellation Fund                   AIM Worldwide Spectrum Fund                   AIM Floating Rate Fund
AIM Large Cap Growth Fund                AIM Global Trends Fund                        AIM Limited Maturity Treasury Fund(4,5)
AIM Weingarten Fund                      AIM International Core Equity Fund(2)         AIM Money Market Fund
AIM Opportunities III Fund(2,3)
AIM Small Cap Equity Fund                            MORE CONSERVATIVE                             MORE CONSERVATIVE
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)                        SECTOR EQUITY                                    TAX-FREE
AIM Select Equity Fund
AIM Premier Equity II Fund(2)                         MORE AGGRESSIVE                               MORE AGGRESSIVE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                       AIM New Technology Fund                       AIM High Income Municipal Fund
AIM Mid Cap Basic Value Fund             AIM Global Science and Technology Fund(2)     AIM Municipal Bond Fund
AIM Large Cap Core Equity Fund           AIM Global Energy Fund                        AIM Tax-Free Intermediate Fund(4,5)
AIM Charter Fund                         AIM Global Financial Services Fund            AIM Tax-Exempt Cash Fund
AIM Basic Value Fund                     AIM Global Health Care Fund
AIM Large Cap Basic Value Fund           AIM Global Utilities Fund                                 MORE CONSERVATIVE
AIM Balanced Fund*                       AIM Real Estate Fund
AIM Basic Balanced Fund*                                                                           [AIM FUNDS LOGO]
                                                     MORE CONSERVATIVE                         --Registered Trademark--
        MORE CONSERVATIVE

*Domestic equity and income fund

==============================================================================================================================

Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares were first offered on October 31, 2002.

    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, ASK YOUR FINANCIAL ADVISOR FOR A PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE INVESTING. THIS BROCHURE IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE INVESTING. If used after Jan. 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages $117 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $323 billion in assets under management.

As of 9/30/02.
                            [AIM LOGO APPEARS HERE]
                            --Registered Trademark--

                 INVEST WITH DISCIPLINE--Registered Trademark--

                                                                       OPP2-AR-1
A I M Distributors, Inc.

                        ANNUAL REPORT / OCTOBER 31, 2002

                           AIM OPPORTUNITIES III FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                               AIMinvestments.com

================================================================================

                                  [COVER IMAGE]

               MIDMORNING, DONNINGTON, GLOUCESTER, BY CHARLES NEAL

   A BEAUTIFUL PAINTING IS A BLEND OF CAREFULLY SELECTED COLORS. SIMILARLY, IN

     CONSTRUCTING THE PORTFOLIO OF AIM OPPORTUNITIES III FUND, WE CAREFULLY

       SELECT THE STOCKS OF LARGER COMPANIES THAT WE BELIEVE HAVE EXCITING

                                   PROSPECTS.

================================================================================

AIM OPPORTUNITIES III FUND IS FOR SHAREHOLDERS WHO SEEK LONG-TERM GROWTH OF CAPITAL BY INVESTING IN A PORTFOLIO CONSISTING PRIMARILY OF THE STOCKS OF LARGE COMPANIES WHICH MANAGEMENT BELIEVES INVOLVE "SPECIAL OPPORTUNITIES."

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o Effective July 1, 2002, AIM Large Cap Opportunities Fund was renamed AIM Opportunities III Fund.

o AIM Opportunities III Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

o Leveraging and short-selling, along with other hedging strategies, may present higher risks, but also offer greater potential rewards. Short sales are riskier because they rely on the managers' ability to anticipate a security's future value. The fund, which is not a complete investment program, may not be appropriate for all investors. There is no guarantee that the fund managers' investment strategies will help investors attain their goals. Please see the prospectus for more information about specific investment strategies and risks.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Russell 1000 Index represents the performance of the stocks of large-capitalization companies. Its Growth segment, the Russell 1000 Growth Index, measures the performance of Russell 1000 companies with higher price/book ratios and higher forecasted growth values.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                               TO OUR SHAREHOLDERS

                    DEAR SHAREHOLDER:

[PHOTO OF           All of us know how difficult the equity markets were during
ROBERT H.           the fiscal year ended October 31, 2002. We are now in the
GRAHAM]             unenviable position of being able to say we have been in a deeper and longer market downturn than that of 1973-74. We know from experience that these conditions do eventually end, though no one can predict exactly when.

                       We are encouraged, however, by the fact that as I write
                    this letter, the U.S. equity market has had several positive weeks in a row. Whether this is the start of a long-term positive trend remains to be seen. In the meantime, let me assure you that all of us at AIM continue to work hard on your behalf.

                       In light of continuing market difficulties, I thought you
                    would appreciate detailed information on some of the methods AIM uses to manage your money. This information is presented in the two pages following this letter. I hope it will provide you with a greater understanding of our investment process, and I encourage you to read it carefully. One of our ongoing goals is to keep all of our shareholders well-informed.

BACK TO BASICS

When market conditions are as trying as they have been during the fiscal year covered by this report, it is well to keep some investing fundamentals in mind. First, seek professional advice--it is more important now than ever. A financial professional can help you:

   o Understand your entire financial profile before selecting individual investments so you can tailor your portfolio to specific goals and timetables.

   o Learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates. Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

   o Develop reasonable expectations. Historically, stocks have averaged about a 10% return per year, bonds less, facts many of us forgot during the 1990s.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments helpful.

    Virtually all stock indexes endured deep losses for the fiscal year, but the fund saw an upturn late in the reporting period. For the 12-month period, the fund returned -20.05% (Class A shares, excluding sales charges), closely tracking the -19.62% return of the Russell 1000 Growth Index, which measures stocks of the kind in which the fund invests. The losses were concentrated earlier in the year and moderated to -4.08% in the final three months.

    Timely information about your fund and the markets is always available on our Web site, aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

IMPORTANT NEWS ABOUT AIM

This report features AIM's new logo and Web address, which we have adopted to better reflect our diverse line of investment products. We are well known for our mutual funds, but we also offer solutions for many investment situations through a broad array of products and services including retirement products for employers and individuals, annuities, college savings plans, separately managed accounts, and cash management for businesses.

    I am also pleased to announce that Mark Williamson will become Chief Executive Officer of A I M Management Group Inc., the parent company of your fund's advisor and distributor, on January 1, 2003. I will remain Chairman of AIM. Mark has had a long and distinguished career in the mutual fund industry and I am looking forward to his joining the AIM team.

    Thank you for investing with AIM. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 2, 2002

================================================================================

                       VIRTUALLY ALL STOCK INDEXES ENDURED

                        DEEP LOSSES FOR THE FISCAL YEAR,

                         BUT THE FUND SAW AN UPTURN LATE

                            IN THE REPORTING PERIOD.

                                ROBERT H. GRAHAM

================================================================================

                     A SPECIAL MESSAGE TO OUR SHAREHOLDERS

INVESTMENT RESEARCH UPDATE FOR AIM CLIENTS

[EDGAR M. LARSEN PHOTO]
     EDGAR M. LARSEN
CHIEF INVESTMENT OFFICER

[GARY T. CRUM PHOTO]
     GARY T. CRUM
DIRECTOR OF INVESTMENTS

THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

    We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

    We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

    Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

    AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

    AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

    For example, AIM's fixed-income and equity analysts attend the same meetings

================================================================================

                               RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                 OUR INVESTMENT-

                                RESEARCH EFFORTS.

================================================================================
with company managements, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

    Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

    Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

    As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund--represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

    AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

    This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

    AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

    We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.

Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM

/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

================================================================================

                               ... WE REAFFIRM OUR

                                  COMMITMENT TO

                              EXCELLENCE ACROSS ALL

                                OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND STRATEGIES HELP BUFFER VOLATILITY; MARKET REMAINS ADVERSE

WHAT RETURNS DID AIM OPPORTUNITIES III FUND PRODUCE FOR THE FISCAL YEAR?

It was an extremely difficult 12 months for equities, and especially for growth stocks. Large caps were out of favor for most of the year, but showed substantial improvement during the final 90 days and especially the last month. The fund's total returns for the 12 months ended October 31, 2002 (excluding sales charges) were -20.05% for Class A shares, -20.71% for Class B shares and -20.62% for Class C shares. The S&P 500, which broadly represents the U.S. stock market, returned -15.10%. Keep in mind that the S&P 500 also includes value stocks. The Russell 1000 Growth Index, which measures large-cap growth stocks similar to those in which the fund invests, posted a -19.62% return.

WHAT ECONOMIC CONDITIONS SHAPED THE FISCAL YEAR?

After being in recession for the first three quarters of 2001, the U.S. economy showed positive growth in the fourth quarter. Through the rest of the fund's fiscal year, gross domestic product (GDP) continued to grow, but other economic indicators presented mixed signals. Corporate earnings growth remained anemic. Corporations remained hesitant to make capital expenditures, but consumers' spending remained vigorous nearly all year, thanks in large part to very low interest rates that encouraged car and home loans.

WHAT TRENDS WERE NOTABLE IN THE STOCK MARKET?

Except for several short-lived rallies, stocks remained in the grip of a protracted bear market for most of the fiscal year. The third quarter of 2002 was one of the worst in stock market history, with major indexes such as the S&P 500 down more than 17% in a single quarter. By applying alternative investment strategies such as short sales, options and covered calls, AIM Opportunities
III Fund was able to offer returns competitive with its peer group while buffering some of the market's extreme volatility.

    Markets rebounded during the final weeks of the fiscal year, as several major companies reported better-than-expected earnings. However, it was uncertain whether the rally was sustainable.

    For the fiscal year, value stocks fared better than growth stocks, and mid- and small-cap stocks held up better than large-cap stocks, but all of these market segments sustained losses.

WHICH PARTS OF THE PORTFOLIO HELPED PERFORMANCE AND WHICH HINDERED?

Top-performing sectors were financials (especially companies that deal with mortgages) and health care. Technology for entertainment, such as DVDs and video games, performed very well for the fund. Most other

PORTFOLIO COMPOSITION

As of 10/31/02, based on total net assets

=================================================================================================================================
TOP 10 LONG POSITIONS                         TOP 10 SHORT POSITIONS                       TOP 10 INDUSTRIES (LONG POSITIONS)
---------------------------------------------------------------------------------------------------------------------------------
 1. Microsoft Corp.                    5.0%    1. American Electric                         1. Diversified Financial
                                                   Power Company, Inc.              0.9%        Services                   9.8%
 2. Exxon Mobil Corp.                  3.9
                                               2. Stryker Corp.                     0.8     2. Pharmaceuticals             9.1
 3. Wells Fargo & Co.                  3.8
                                               3. Capital One Financial Corp.       0.8     3. Banks                       7.2
 4. General Electric Co.               2.9
                                               4. Johnson & Johnson                 0.7     4. Systems Software            5.0
 5. Citigroup Inc.                     2.8
                                               5. Hewlett-Packard Co.               0.7     5. Industrial Conglomerates    4.5
 6. Medtronic, Inc.                    2.5
                                               6. Nokia Oyj-ADR (Finland)           0.7     6. Semiconductors              4.1
 7. Pfizer Inc.                        2.4
                                               7. Lexmark International, Inc.       0.7     7. Integrated Oil & Gas        3.9
 8. Coca-Cola Co. (The)                2.4
                                               8. QUALCOMM Inc.                     0.6     8. Biotechnology               3.4
 9. Charter One Financial, Inc.        2.1
                                               9. SBC Communications Inc.           0.6     9. Apparel Retail              3.1
10. American International Group, Inc. 2.1
                                              10. Intuit Inc.                       0.5    10. Health Care Equipment       3.0

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
=================================================================================================================================

================================================================================

                                USING ALTERNATIVE

                              INVESTMENT STRATEGIES

                              AS "SHOCK ABSORBERS"

                                HELPED US PROVIDE

                                   COMPETITIVE

                             RISK-ADJUSTED RETURNS.

================================================================================
tech holdings lagged during the year, but contributed positively to results during the October rally. Retail apparel did well, reflecting the sustained strength of consumer spending until late in the fiscal year. Being overweight versus the benchmark in energy helped fund performance, as energy prices rose due to the possibility of war in Iraq.

COULD YOU DISCUSS SOME SPECIFIC HOLDINGS?

Let's look at two that gave us especially strong performance vs. the S&P 500, and one that did not. Wells Fargo, a top residential mortgage lender, benefited greatly from the boom in mortgage issuance and refinancing in the last couple of years. Anheuser-Busch, a major player not only in breweries but also in aluminum can manufacturing and theme parks, produced substantial increases in net income and profit margin during the past three quarters. We retained a significant position in Pfizer despite disappointing recent performance because its fundamentals remain strong and we believe it has good prospects in the longer term.

HOW DID YOU MANAGE THE FUND?

Over the year we increased our exposure to the financial sector and decreased our involvement with semiconductors. We continued to make highly selective purchases in technology--good companies that were hurt by short-term trends but have long-term potential. We went underweight versus the index in consumer staples, expecting a slowdown in consumer spending growth, but it failed to materialize, so we missed out on some potential gains. We increased our exposure to health care stocks, a good defensive play; pharmaceuticals remained a major focus throughout the year, and makers of generics were among our best performers. Using alternative investment strategies as "shock absorbers" helped us provide competitive risk-adjusted returns.

WHAT CONDITIONS PREVAILED AT THE END OF THE PERIOD?

As of October 31, the fund held 93 stock positions (long and short) and had $197.6 million in assets. Both inflation and interest rates remained very low. The Federal Reserve Board observed sluggish economic activity and weak retail sales in September and early October. A weak job market threatened to put a damper on consumer spending as companies were reluctant to hire new employees amid uncertainty about the strength of the economy. The stock market remained volatile and its direction unpredictable.

    The market rally greatly improved the fund's results for the last three months of its fiscal year and provided positive figures for October. Though AIM Opportunities III Fund's alternative investment strategies help reduce volatility, we continue to remind investors that diversification is one of the best buffers of risk.

The last 2 1/2 years have been challenging for equity mutual fund investors. The S&P 500, considered representative of U.S. stock market performance, has declined significantly since hitting an all-time high in early 2000.

    The colored bars on the chart represent bear markets, typically defined as a 20% decline in the stock market. As the chart shows, the 2000-2002 bear market has been more severe and more prolonged than any other in the last 50 years. But it shows that market declines have always ended--and that the stock market has risen over time. While past performance cannot guarantee comparable future results, and while no one can say precisely when the current decline will end, history shows that bear markets never last.

    That is why AIM urges all investors to maintain a long-term investment discipline.


================================================================================

HISTORY SHOWS THAT BEAR MARKETS NEVER LAST ...

U. S. STOCK MARKET AS REPRESENTED BY S&P 500

                                  [LINE CHART]

  9/30/52    24      3/31/61      65     9/30/69       93         3/31/78      89     9/30/86    231      3/31/95      500
 12/31/52    26      6/30/61      64    12/31/69       92         6/30/78      95    12/31/86    242      6/30/95      544
  3/31/53    25      9/29/61      66     3/31/70       89         9/29/78     102     3/31/87    291      9/29/95      584
  6/30/53    24     12/29/61      71     6/30/70       72        12/29/78      96     6/30/87    304     12/29/95      615
  9/30/53    23      3/30/62      69     9/30/70       84         3/30/79     101     9/30/87    321      3/29/96      645
 12/31/53    24      6/29/62      54    12/31/70       92         6/29/79     102    12/31/87    247      6/28/96      670
  3/31/54    26      9/28/62      56     3/31/71      100         9/28/79     109     3/31/88    258      9/30/96      687
  6/30/54    29     12/31/62      63     6/30/71       99        12/31/79     107     6/30/88    273     12/31/96      740
  9/30/54    32      3/29/63      66     9/30/71       98         3/31/80     102     9/30/88    271      3/31/97      757
 12/31/54    35      6/28/63      69    12/31/71      102         6/30/80     114    12/30/88    277      6/30/97      885
  3/31/55    36      9/30/63      71     3/31/72      107         9/30/80     125     3/31/89    294      9/30/97      947
  6/30/55    41     12/31/63      75     6/30/72      107        12/31/80     135     6/30/89    317     12/31/97      970
  9/30/55    43      3/31/64      78     9/29/72      110         3/31/81     136     9/29/89    349      3/31/98     1101
 12/30/55    45      6/30/64      81    12/29/72      118         6/30/81     131    12/29/89    353      6/30/98     1133
  3/30/56    48      9/30/64      84     3/30/73      111         9/30/81     116     3/30/90    339      9/30/98     1017
  6/29/56    46     12/31/64      84     6/29/73      104        12/31/81     122     6/29/90    358     12/31/98     1229
  9/28/56    45      3/31/65      86     9/28/73      108         3/31/82     111     9/28/90    306      3/31/99     1286
 12/31/56    46      6/30/65      84    12/31/73       97         6/30/82     109    12/31/90    330      6/30/99     1372
  3/29/57    44      9/30/65      89     3/29/74       93         9/30/82     120     3/29/91    375      9/30/99     1282
  6/28/57    47     12/31/65      92     6/28/74       86        12/31/82     140     6/28/91    371     12/31/99     1469
  9/30/57    42      3/31/66      89     9/30/74       63         3/31/83     152     9/30/91    387      3/31/00     1498
 12/31/57    39      6/30/66      84    12/31/74       68         6/30/83     168    12/31/91    417      6/30/00     1454
  3/31/58    42      9/30/66      76     3/31/75       83         9/30/83     166     3/31/92    403      9/29/00     1436
  6/30/58    45     12/30/66      80     6/30/75       95        12/30/83     164     6/30/92    408     12/29/00     1320
  9/30/58    50      3/31/67      90     9/30/75       83         3/30/84     159     9/30/92    417      3/30/01     1160
 12/31/58    55      6/30/67      90    12/31/75       90         6/29/84     153    12/31/92    435      6/29/01     1224
  3/31/59    55      9/29/67      96     3/31/76      102         9/28/84     166     3/31/93    451      9/28/01     1040
  6/30/59    58     12/29/67      96     6/30/76      104        12/31/84     167     6/30/93    450     12/31/01     1148
  9/30/59    56      3/29/68      90     9/30/76      105         3/29/85     180     9/30/93    458      3/29/02     1147
 12/31/59    59      6/28/68      99    12/31/76      107         6/28/85     191    12/31/93    466      6/28/02      989
  3/31/60    55      9/30/68     102     3/31/77       98         9/30/85     182     3/31/94    445      9/30/02      815
  6/30/60    56     12/31/68     103     6/30/77      100        12/31/85     211     6/30/94    444
  9/30/60    53      3/31/69     101     9/30/77       96         3/31/86     238     9/30/94    462
 12/30/60    58      6/30/69      97    12/30/77       95         6/30/86     250    12/30/94    459

                                                                                                      Source: Bloomberg LP

==========================================================================================================================

================================================================================

                            PORTFOLIO MANAGEMENT TEAM

                                 AS OF 10/31/02

                           STEVEN A. BRASE, CO-MANAGER

                           BRANT H. DEMUTH, CO-MANAGER

                          ROBERT C. LESLIE, CO-MANAGER

                         CHARLES D. SCAVONE, CO-MANAGER

                       ASSISTED BY THE OPPORTUNITIES TEAM

                          See important fund and index

                         disclosures inside front cover.

                                    [GRAPHIC]

                           For More Information Visit

                               AIMinvestments.com

================================================================================
                                        5

FUND PERFORMANCE


================================================================================

RESULTS OF A $10,000 INVESTMENT
12/30/99--10/31/02

                                [MOUNTAIN CHART]

            AIM OPPORTUNITIES III
DATE        FUND CLASS A SHARES       RUSSELL 1000 GROWTH INDEX      S&P 500 INDEX
12/30/99      9450                    10000                           10000
    1/00      9799                     9531                            9498
    2/00     11668                     9997                            9318
    3/00     12092                    10713                           10230
    4/00     11533                    10203                            9922
    5/00     10947                     9689                            9719
    6/00     12126                    10423                            9958
    7/00     12389                     9988                            9802
    8/00     13644                    10892                           10411
    9/00     13417                     9862                            9861
   10/00     12896                     9396                            9820
   11/00     11621                     8011                            9046
   12/00     12354                     7757                            9090
    1/01     12207                     8294                            9413
    2/01     11010                     6885                            8556
    3/01     10387                     6136                            8014
    4/01     10736                     6912                            8636
    5/01     10696                     6811                            8694
    6/01     10277                     6653                            8482
    7/01      9975                     6486                            8399
    8/01      9332                     5956                            7874
    9/01      8515                     5361                            7239
   10/01      8582                     5643                            7377
11/31/01      9067                     6185                            7943
   12/01      9056                     6173                            8013
    1/02      8812                     6064                            7896
    2/02      8335                     5813                            7744
    3/02      8648                     6014                            8035
    4/02      8170                     5523                            7548
    5/02      8129                     5389                            7493
    6/02      7612                     4891                            6959
    7/02      7164                     4622                            6417
    8/02      7071                     4636                            6459
    9/02      6461                     4155                            5757
   10/02      6876                     4536                            6263

                                                               Source: Lipper, Inc.

================================================================================

Past performance cannot guarantee comparable future results.

The chart compares AIM Opportunities III Fund Class A shares to benchmark indexes. It is intended to give you a general idea of how your fund performed compared to these indexes over the period 12/30/99-10/31/02. (Please note that performance results for each index are for the period 12/31/99-10/31/02.) It is important to understand the difference between your fund and an index. Market indexes, such as the S&P 500 Index and the Russell 1000 Growth Index, are not managed and incur no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

    Your fund's total return includes sales charges, expenses and management fees. Performance of the fund's Class A, B and C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.

    Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or on sale of fund shares. Performance for the indexes does not reflect the effects of taxes either.

FUND RETURNS

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/02 including sales charges

================================================================================

CLASS A SHARES
 Inception (12/30/99)             -12.36%
   1 Year                         -24.41

CLASS B SHARES
 Inception (3/31/00)              -21.13%
   1 Year                         -24.67

CLASS C SHARES
 Inception (3/31/00)              -20.22%
   1 Year                         -21.41

In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/02, the most recent calendar quarter-end, which were: Class A shares, inception (12/30/99), -14.64%; one year, -28.37%. Class B shares, inception (3/31/00), -23.65%; one year, -28.48%. Class C shares, inception (3/31/00), -22.74%; one year, -25.46%.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

EDUCATION AND PLANNING

WANT TO BE A LONG-TERM INVESTOR? THESE FOUR TIPS CAN HELP

================================================================================

                              SUCCESSFUL INVESTING

                             REQUIRES DISCIPLINE AND

                            TIME. MOST OF US CLAIM TO

                             BE LONG-TERM INVESTORS-

                            BUT OUR DISCIPLINE CAN BE

                          SORELY TESTED DURING PERIODS

                             OF MARKET VOLATILITY OR

                            MARKET DECLINES. HERE ARE

                           FOUR TIPS THAT CAN HELP YOU

                              MAINTAIN A LONG-TERM

                            PERSPECTIVE WHEN MARKETS

                                BECOME UNCERTAIN.

================================================================================

1 DON'T TRY TO TIME THE MARKET

Markets rise and fall, and even the most experienced investment professionals can't consistently predict when market trends will change. That's why most investment professionals remain invested for the long term, regardless of short-term market fluctuations.

    Some individual investors, however, exit the market at the first sign of volatility. History shows that by doing so they risk lowering their long-term investment returns.

    Historically, stocks have provided higher average annual total returns than other asset classes. The S&P 500--considered representative of the U.S. stock market as a whole--boasts an average annual total return of 11.10% for the 50 years ended September 30, 2002. During those five decades, America experienced boom and bust, war and peace--but long-term investors were rewarded for their discipline and patience.

    Markets have always been subject to sharp and sudden declines--and equally sharp and sudden gains. Investors who exit the market at the first sign of a decline risk missing out on significant one-day gains. The table below compares the returns earned by a hypothetical long-term investor who remained in the market to returns earned by other investors who missed just a few days of market gains.

2 SET REASONABLE EXPECTATIONS

While stocks have outperformed other investments over the last half century, they are subject to much higher or much lower returns in a given year or over relatively short investment periods. The 1990s saw much higher-than-average annual returns, but returns for 2000 were much lower than the historical averages. Like many other things, investment returns are subject to significant volatility over the short term--but they average out over time.

    Take a look at how returns for the S&P 500 compare over the short term and the long term. When markets become difficult, as they have been for the last two years, it's natural to long for the "good old days" of the 1990s

THE LONG AND SHORT OF INVESTING

================================================================================

REWARDS OF LONG-TERM INVESTING

S&P 500 Index: For the 10 years ended September 30, 2002(1)


                      AVERAGE ANNUAL
TIME PERIOD            TOTAL RETURN
Fully invested             9.00%
Miss the 10 best days      4.05
Miss the 20 best days      0.40
Miss the 30 best days     -2.56

Source: FactSet Research Systems

================================================================================


ONE YEAR RETURNS CAN VARY WIDELY, BUT THEY AVERAGE OUT OVER TIME

S&P 500 Index(1)


                              AVERAGE       HIGHEST     LOWEST
TIME PERIOD                   RETURN        RETURN      RETURN
1971-1980                       8.48%          --           --
1975                              --        37.23%          --
1974                              --           --       -26.47%
1981-1990                      13.92           --           --
1985                              --        31.73           --
1981                              --           --        -4.92
1991-2000                      17.44           --           --
1995                              --        37.53           --
2000                              --           --        -9.10
30-year average (1971-2000):   13.22           --           --

Source: Lipper, Inc.

================================================================================
when markets rose 20% or more, year after year. Long-term investors, of course, realize that the 1990s were as much an aberration as are the double-digit declines we've seen more recently. Long-term investors look past short-term declines and keep reasonable long-term expectations.

    Remember, on average, a 20% market decline occurs every five years, and 10 20% corrections occurred in the 54-year period from 1946 to 1999. The market declines of 2000 and 2001 are nothing new to long-term investors.

3 PRACTICE DOLLAR-COST AVERAGING(2)

Saving and investing for long-term goals, such as retirement, is a lifelong process--something we need to do year after year, regardless of temporary market conditions.

    Dollar-cost averaging can take the guesswork out of investing and can help you achieve your long-term investment goals. When you practice dollar-cost averaging, you invest a fixed amount of money at regular intervals regardless of market conditions. You can decide how much and how often to invest.

    There are several advantages to dollar-cost averaging:

o Regular investing helps you make the most of market swings. By investing a fixed amount on a regular basis, you automatically buy more shares when prices are low and fewer shares when prices are high.

o Your average cost per share is less than your average price per share. (The chart below illustrates how dollar-cost averaging works.) The only time this would not occur is if share prices remain constant.

o This strategy is especially appropriate for long-term investments, such as retirement plans. This is because the longer you maintain a regular investment program, the more likely it is that you will buy shares at a wide variety of prices.

o You will be less tempted to make decisions based on short-term events or market conditions. Dollar-cost averaging helps take the emotion out of the investment process.

4 TALK WITH YOUR FINANCIAL ADVISOR

Any time of uncertainty is a good time to speak with your financial advisor.

    Your financial advisor can help you maintain a long-term investment perspective. He or she is familiar with your unique financial situation and financial goals. He or she can work with you to ensure that your investments are still appropriate to achieve your long-term financial goals--or can recommend changes to your investments based on changing market conditions or your changing needs.

    Your financial advisor can help you remain committed to your long-term financial goals and can explain how a disciplined approach to investing can be beneficial over the long term. Also, your financial advisor can ensure that your investments are diversified across various asset classes and investment styles to manage risk.

(1) The unmanaged Standard and Poor's Composite Index of 500 Stocks (S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance. Results assume the reinvestment of dividends. An investment cannot be made directly in an index.

(2) No investment technique can assure a profit or protect against losses in declining markets. Because dollar-cost averaging involves investing continuously regardless of fluctuating securities prices, you should consider your ability to continue making purchases during periods of low price levels.

Source: Ibbotson, Associates

USING DOLLAR-COST AVERAGING

DOLLAR-COST AVERAGING CAN BENEFIT LONG-TERM INVESTORS(2)

============================================================================

                                     AMOUNT         SHARE           SHARES
MONTH                               INVESTED        PRICE          PURCHASED
January                            $   200.00     $    24.00          8.333
February                               200.00          20.00         10.000
March                                  200.00          14.00         14.286
April                                  200.00          18.00         11.111
May                                    200.00          22.00          9.091
June                                   200.00          24.00          8.333
Total invested:                    $ 1,200.00
Average price per share:                               20.33
Total shares purchased:                                              61.154
Average cost per share:                                19.62

============================================================================

This is a hypothetical example demonstrating how dollar-cost averaging works. It does not reflect the performance of any particular investment.

                                     [PHOTO]

FINANCIALS

Schedule of Investments

October 31, 2002

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-84.66%

Apparel Retail-3.12%

Abercrombie & Fitch Co.-Class A(a)(b)             150,000   $ 2,673,000
-----------------------------------------------------------------------
Gap, Inc. (The)                                   150,000     1,765,500
-----------------------------------------------------------------------
Limited Brands                                    110,000     1,723,700
=======================================================================
                                                              6,162,200
=======================================================================

Application Software-1.92%

Business Objects S.A.-ADR (France)(a)(b)          185,000     2,756,500
-----------------------------------------------------------------------
Mercury Interactive Corp.(a)(b)                    39,400     1,038,978
=======================================================================
                                                              3,795,478
=======================================================================

Banks-7.16%

Bank of America Corp.                              35,000     2,443,000
-----------------------------------------------------------------------
Charter One Financial, Inc.                       136,500     4,133,220
-----------------------------------------------------------------------
Wells Fargo & Co.                                 150,000     7,570,500
=======================================================================
                                                             14,146,720
=======================================================================

Biotechnology-3.42%

Amgen Inc.(a)(b)                                   30,000     1,396,800
-----------------------------------------------------------------------
MedImmune, Inc.(a)                                130,000     3,321,500
-----------------------------------------------------------------------
Millennium Pharmaceuticals, Inc.(a)               275,000     2,046,000
=======================================================================
                                                              6,764,300
=======================================================================

Computer & Electronics Retail-0.73%

Best Buy Co., Inc.(a)                              70,000     1,442,700
=======================================================================

Computer Hardware-0.65%

Dell Computer Corp.(a)                             45,000     1,287,450
=======================================================================

Data Processing Services-0.51%

Paychex, Inc.                                      35,000     1,008,700
=======================================================================

Department Stores-1.41%

Federated Department Stores, Inc.(a)(b)            50,000     1,535,000
-----------------------------------------------------------------------
Nordstrom, Inc.                                    63,000     1,254,960
=======================================================================
                                                              2,789,960
=======================================================================

Diversified Chemicals-1.04%

Du Pont (E. I.) de Nemours & Co.                   50,000     2,062,500
=======================================================================

Diversified Financial Services-9.75%

Charles Schwab Corp. (The)(b)                     260,000     2,386,800
-----------------------------------------------------------------------
Citigroup Inc.                                    150,000     5,542,500
-----------------------------------------------------------------------
Fannie Mae                                         25,000     1,671,500
-----------------------------------------------------------------------
Freddie Mac(b)                                     40,000     2,463,200
-----------------------------------------------------------------------
Legg Mason, Inc.                                   22,000     1,022,120
-----------------------------------------------------------------------
Lehman Brothers Holdings Inc.                      57,500     3,063,025
-----------------------------------------------------------------------

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------
Diversified Financial Services-(Continued)

Morgan Stanley                                     80,000   $ 3,113,600
=======================================================================
                                                             19,262,745
=======================================================================

Diversified Metals & Mining-0.92%

Inco Ltd. (Canada)(a)(b)                           95,000     1,814,500
=======================================================================

General Merchandise Stores-0.20%

BJ's Wholesale Club, Inc.(a)                       20,000       404,400
=======================================================================

Health Care Equipment-3.00%

Baxter International Inc.                          40,000     1,000,800
-----------------------------------------------------------------------
Medtronic, Inc.                                   110,000     4,928,000
=======================================================================
                                                              5,928,800
=======================================================================

Home Improvement Retail-0.95%

Lowe's Cos., Inc.                                  45,000     1,877,850
=======================================================================

Hotels, Resorts & Cruise Lines-0.70%

Royal Caribbean Cruises Ltd.(b)                    75,000     1,377,000
=======================================================================

Household Products-1.99%

Colgate-Palmolive Co.(b)                           20,000     1,099,600
-----------------------------------------------------------------------
Procter & Gamble Co. (The)(b)                      32,000     2,830,400
=======================================================================
                                                              3,930,000
=======================================================================

Industrial Conglomerates-4.48%

3M Co.(b)                                          25,000     3,173,500
-----------------------------------------------------------------------
General Electric Co.                              225,000     5,681,250
=======================================================================
                                                              8,854,750
=======================================================================

Industrial Gases-2.02%

Air Products & Chemicals, Inc.                     60,000     2,652,000
-----------------------------------------------------------------------
Praxair, Inc.                                      24,500     1,335,250
=======================================================================
                                                              3,987,250
=======================================================================

Integrated Oil & Gas-3.87%

Exxon Mobil Corp.(b)                              227,000     7,640,820
=======================================================================

IT Consulting & Services-0.82%

Affiliated Computer Services, Inc.-Class A(a)      35,000     1,611,750
=======================================================================

Managed Health Care-1.02%

Aetna Inc.                                         50,000     2,015,000
=======================================================================

Motorcycle Manufacturers-1.59%

Harley-Davidson, Inc.(b)                           60,000     3,138,000
=======================================================================

Movies & Entertainment-1.69%

Viacom Inc.-Class B(a)                             75,000     3,345,750
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------

Multi-Line Insurance-2.06%

American International Group, Inc.                 65,000   $ 4,065,750
=======================================================================

Networking Equipment-0.45%

Cisco Systems, Inc.(a)                             80,000       894,400
=======================================================================

Oil & Gas Equipment & Services-2.69%

BJ Services Co.(a)(b)                              45,000     1,364,850
-----------------------------------------------------------------------
Smith International, Inc.(a)(b)                    75,000     2,344,500
-----------------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(a)        40,000     1,601,600
=======================================================================
                                                              5,310,950
=======================================================================

Oil & Gas Refining, Marketing &
  Transportation-0.61%

Premcor Inc.(a)(b)                                 60,000     1,203,000
=======================================================================

Packaged Foods & Meats-0.94%

General Mills, Inc.                                45,000     1,859,400
=======================================================================

Pharmaceuticals-8.43%

Barr Laboratories, Inc.(a)                         30,000     1,764,900
-----------------------------------------------------------------------
Bristol-Myers Squibb Co.                          100,000     2,461,000
-----------------------------------------------------------------------
Mylan Laboratories Inc.                           112,500     3,540,375
-----------------------------------------------------------------------
Pfizer Inc.                                       150,000     4,765,500
-----------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                         25,000     1,935,750
-----------------------------------------------------------------------
Wyeth(b)                                           65,000     2,177,500
=======================================================================
                                                             16,645,025
=======================================================================

Property & Casualty Insurance-2.15%

Allstate Corp. (The)                              100,000     3,978,000
-----------------------------------------------------------------------
Travelers Property Casualty Corp.-Class A(a)        6,480        85,990
-----------------------------------------------------------------------
Travelers Property Casualty Corp.-Class B(a)       13,314       180,005
=======================================================================
                                                              4,243,995
=======================================================================

Restaurants-0.72%

Wendy's International, Inc.                        45,000     1,425,600
=======================================================================

Semiconductor Equipment-0.76%

Applied Materials, Inc.(a)                        100,000     1,503,000
=======================================================================

Semiconductors-4.10%

Microchip Technology Inc.                          80,000     1,952,000
-----------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)(a)                            400,000     3,128,000
-----------------------------------------------------------------------
Texas Instruments Inc.                            190,000     3,013,400
=======================================================================
                                                              8,093,400
=======================================================================

Soft Drinks-2.35%

Coca-Cola Co. (The)                               100,000     4,648,000
=======================================================================

Specialty Stores-0.86%

Tiffany & Co.(b)                                   65,000     1,701,700
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------

Systems Software-5.01%

Microsoft Corp.(a)                                185,000   $ 9,891,950
=======================================================================

Wireless Telecommunication Services-0.57%

Nextel Communications, Inc.-Class A(a)            100,000     1,128,000
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $176,264,690)                         167,262,793
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT
CONVERTIBLE BONDS & NOTES-1.78%

Electronic Equipment & Instruments-0.99%

Sanmina-SCI Corp., Conv. Unsec. Sub. Notes,
  4.25%, 05/01/04                              $2,200,000     1,947,000
=======================================================================

Pharmaceuticals-0.64%

ALZA Corp., Conv. Gtd. Unsec. Sub. Deb.,
  1.03%, 07/28/20(c)                            1,500,000     1,275,000
=======================================================================

Telecommunications Equipment-0.15%

Kestrel Solutions, Inc., Conv. Sub. Notes,
  5.50%, 07/15/05 (Acquired
    07/20/00-10/10/00; Cost
    $5,800,000)(d)(e)(f)                        5,500,000       291,500
=======================================================================
Total Convertible Bonds & Notes (Cost
  $8,815,056)                                                 3,513,500
=======================================================================

U.S. TREASURY SECURITIES-1.01%

U.S. Treasury Bills-1.01%

1.64%, 12/19/02 (Cost $1,995,640)(g)            2,000,000     1,995,640
=======================================================================


                         NUMBER
                           OF       EXERCISE   EXPIRATION
                        CONTRACTS    PRICE       MONTH
OPTIONS
  PURCHASED-0.65%

Calls-0.16%

Anheuser-Busch Cos.,
  Inc. (Brewers)          1,000      $  55       Dec-02        105,000
----------------------------------------------------------------------
Hewlett-Packard Co.
  (Computer Hardware)       850         15       Dec-02        142,375
----------------------------------------------------------------------
Lockheed Martin Corp.
  (Aerospace &
  Defense)                1,500         70       Dec-02         63,750
======================================================================
                                                               311,125
======================================================================

Puts-0.49%

Air Products &
  Chemicals, Inc.
  (Industrial Gases)        300         40       Nov-02          8,250
----------------------------------------------------------------------
AOL Time Warner Inc.
  (Movies &
  Entertainment)          1,500       12.5       Nov-02         22,500
----------------------------------------------------------------------
S&P 500 Index               216        850       Dec-02        508,680
----------------------------------------------------------------------
S&P 500 Index               135        875       Dec-02        435,375
======================================================================
                                                               974,805
======================================================================
    Total Options
      Purchased (Cost
      $2,085,953)                                            1,285,930
======================================================================


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
MONEY MARKET FUNDS-8.14%

STIC Liquid Assets Portfolio(h)                8,037,921   $  8,037,921
-----------------------------------------------------------------------
STIC Prime Portfolio(h)                        8,037,921      8,037,921
=======================================================================
    Total Money Market Funds (Cost
      $16,075,842)                                           16,075,842
=======================================================================
TOTAL INVESTMENTS-96.24% (Cost $205,237,181)                190,133,705
=======================================================================
OTHER ASSETS LESS LIABILITIES-3.76%                           7,434,607
=======================================================================
NET ASSETS-100.00%                                         $197,568,312
_______________________________________________________________________
=======================================================================


                                               SHARES
                                                SOLD      MARKET
                                               SHORT       VALUE
-------------------------------------------------------------------
SECURITIES SOLD SHORT-11.48%(I)

American Electric Power Company, Inc.
  (Electric Utilities)                         72,000   $ 1,846,080
-------------------------------------------------------------------
Apollo Group, Inc.-Class A (Diversified
  Commercial Services)                         15,000       622,500
-------------------------------------------------------------------
Capital One Financial Corp. (Consumer
  Finance)                                     48,800     1,486,936
-------------------------------------------------------------------
eBay Inc. (Internet Retail)                    16,200     1,024,812
-------------------------------------------------------------------
Health Management Associates, Inc.-Class A
  (Health Care Facilities)                     35,000       669,200
-------------------------------------------------------------------
Hewlett-Packard Co. (Computer Hardware)        85,000     1,343,000
-------------------------------------------------------------------
Intuit Inc. (Application Software)             20,000     1,038,400
-------------------------------------------------------------------
Johnson & Johnson (Pharmaceuticals)            24,900     1,462,875
-------------------------------------------------------------------
Kohl's Corp. (Department Stores)               11,900       695,555
-------------------------------------------------------------------
Lennar Corp. (Homebuilding)                    12,500       689,625
-------------------------------------------------------------------
Lexmark International, Inc. (Computer Storage
  & Peripherals)                               22,000     1,307,240
-------------------------------------------------------------------
Noble Corp. (Cayman Islands) (Oil & Gas
  Drilling)                                    26,000   $   840,320
-------------------------------------------------------------------
Nokia Oyj-ADR (Finland) (Telecommunications
  Equipment)                                   80,000     1,329,600
-------------------------------------------------------------------
QUALCOMM Inc. (Telecommunications Equipment)   36,000     1,242,720
-------------------------------------------------------------------
SBC Communications Inc. (Integrated
  Telecommunications Service)                  42,500     1,090,550
-------------------------------------------------------------------
Sigma-Aldrich Corp. (Specialty Chemicals)      21,000       960,750
-------------------------------------------------------------------
Stryker Corp. (Health Care Equipment)          25,000     1,577,500
-------------------------------------------------------------------
Symantec Corp. (Systems Software)              19,800       792,000
-------------------------------------------------------------------
Tyco International Ltd. (Bermuda) (Industrial
  Conglomerates)                               51,500       744,690
-------------------------------------------------------------------
UnitedHealth Group Inc. (Managed HealthCare)   10,000       909,500
-------------------------------------------------------------------
Walgreen Co. (Drug Retail)                     30,000     1,012,500
===================================================================
    Total Securities Sold Short                         $22,686,353
___________________________________________________________________
===================================================================

ADR     - American Depositary Receipt
Conv.   - Convertible
Deb.    - Debentures
Gtd.    - Guaranteed
Sub.    - Subordinated
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 10.
(c) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(d) Security fair valued in accordance with the procedures established by the Board of Trustees.
(e) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The market value of this security at 10/31/02 represented 0.15% of the Fund's net assets. The Fund has no rights to demand registration of these securities.
(f) Defaulted security.
(g) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(h) The money market fund and the Fund are affiliated by having the same investment advisor.
(i) Collateral on short sales was segregated by the fund in the amount of $32,269,585 which represents 142.24% of market value of securities sold short.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost
  $205,237,181)                                  $190,133,705
-------------------------------------------------------------
Cash                                               14,122,773
-------------------------------------------------------------
Receivables for:
  Investments sold                                  1,369,738
-------------------------------------------------------------
  Fund shares sold                                    146,418
-------------------------------------------------------------
  Dividends and interest                              190,427
-------------------------------------------------------------
  Investments sold short                           22,366,559
-------------------------------------------------------------
  Short stock rebates                                  33,633
-------------------------------------------------------------
Investment for deferred compensation plan              12,512
-------------------------------------------------------------
Other assets                                          124,594
=============================================================
    Total assets                                  228,500,359
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             6,144,214
-------------------------------------------------------------
  Fund shares reacquired                              692,726
-------------------------------------------------------------
  Options written (premiums received
    $1,246,367)                                       987,687
-------------------------------------------------------------
  Deferred compensation plan                           12,512
-------------------------------------------------------------
  Short stock account dividends                        25,652
-------------------------------------------------------------
  Short positions covered                              52,880
-------------------------------------------------------------
Market value of securities sold short
  (proceeds from short sales $22,366,559)          22,686,353
-------------------------------------------------------------
Accrued interest                                       38,914
-------------------------------------------------------------
Accrued distribution fees                             154,956
-------------------------------------------------------------
Accrued trustees' fees                                    980
-------------------------------------------------------------
Accrued transfer agent fees                            93,873
-------------------------------------------------------------
Accrued operating expenses                             41,300
=============================================================
    Total liabilities                              30,932,047
=============================================================
Net assets applicable to shares outstanding      $197,568,312
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                          $ 89,218,493
_____________________________________________________________
=============================================================
Class B                                          $ 77,920,186
_____________________________________________________________
=============================================================
Class C                                          $ 30,429,633
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                            12,639,024
_____________________________________________________________
=============================================================
Class B                                            11,246,750
_____________________________________________________________
=============================================================
Class C                                             4,392,951
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                      $       7.06
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $7.06 divided by
      94.50%)                                    $       7.47
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                        $       6.93
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                        $       6.93
_____________________________________________________________
=============================================================

Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $22,186)                                       $  2,145,262
-------------------------------------------------------------
Dividends from affiliated money market funds          134,946
-------------------------------------------------------------
Interest                                              461,004
-------------------------------------------------------------
Short stock rebates                                   373,813
=============================================================
    Total investment income                         3,115,025
=============================================================

EXPENSES:

Advisory fees                                       1,459,196
-------------------------------------------------------------
Administrative services fees                           78,368
-------------------------------------------------------------
Custodian fees                                         57,640
-------------------------------------------------------------
Distribution fees -- Class A                          459,805
-------------------------------------------------------------
Distribution fees -- Class B                        1,141,328
-------------------------------------------------------------
Distribution fees -- Class C                          463,335
-------------------------------------------------------------
Interest                                              153,606
-------------------------------------------------------------
Transfer agent fees                                   704,769
-------------------------------------------------------------
Trustees' fees                                         10,382
-------------------------------------------------------------
Dividends on short sales                              277,995
-------------------------------------------------------------
Other                                                 192,952
=============================================================
    Total expenses                                  4,999,376
=============================================================
Less: Fees waived                                    (126,267)
-------------------------------------------------------------
    Expenses paid indirectly                           (5,009)
=============================================================
    Net expenses                                    4,868,100
=============================================================
Net investment income (loss)                       (1,753,075)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FUTURES CONTRACTS,
  OPTION CONTRACTS AND SECURITIES SOLD SHORT:

Net realized gain (loss) from:
  Investment securities                           (93,328,475)
-------------------------------------------------------------
  Futures contracts                                (1,850,143)
-------------------------------------------------------------
  Option contracts written                          3,486,919
-------------------------------------------------------------
  Securities sold short                             3,468,571
=============================================================
                                                  (88,223,128)
=============================================================
Change in net unrealized appreciation of:
  Investment securities                            30,816,216
-------------------------------------------------------------
  Option contracts written                            457,888
-------------------------------------------------------------
  Securities sold short                              (307,443)
=============================================================
                                                   30,966,661
=============================================================
Net gain (loss) from investment securities,
  futures contracts, option contracts and
  securities sold short                           (57,256,467)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                      $(59,009,542)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                  2002             2001
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (1,753,075)   $  (4,007,326)
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts, option contracts
    and securities sold short                                   (88,223,128)    (193,001,160)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, option contracts and securities
    sold short                                                   30,966,661      (32,286,411)
============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (59,009,542)    (229,294,897)
============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                --      (10,086,217)
--------------------------------------------------------------------------------------------
  Class B                                                                --       (7,676,342)
--------------------------------------------------------------------------------------------
  Class C                                                                --       (3,061,577)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (56,370,192)     (84,873,590)
--------------------------------------------------------------------------------------------
  Class B                                                       (41,637,881)     (44,122,306)
--------------------------------------------------------------------------------------------
  Class C                                                       (19,744,365)     (13,372,968)
============================================================================================
    Net increase (decrease) in net assets                      (176,761,980)    (392,487,897)
============================================================================================

NET ASSETS:

  Beginning of year                                             374,330,292      766,818,189
============================================================================================
  End of year                                                 $ 197,568,312    $ 374,330,292
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 493,823,201    $ 613,321,836
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (87,349)         (12,888)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures contracts,
    option contracts and securities sold short                 (281,002,949)    (192,779,821)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, option contracts and securities sold short      (15,164,591)     (46,198,835)
============================================================================================
                                                              $ 197,568,312    $ 374,330,292
____________________________________________________________________________________________
============================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Opportunities III Fund (the "Fund"), formerly AIM Large Cap Opportunities Fund, is a series portfolio of AIM Special Opportunities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital. The Fund reopened to new investors on October 1, 2002.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income and short stock rebate income are recorded on the accrual basis. Dividend income and dividend expense on short sales are recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. SECURITIES SOLD SHORT -- The Fund may enter into short sales of securities which it concurrently holds (against the box) or for which it holds no corresponding position (naked). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations disclosed in "A" above. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates.

       The Fund is required to segregate cash or securities as collateral in margin accounts at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the statement of operations represents income earned on short sale proceeds held on deposit with the broker. The Fund may also earn or incur margin interest on short sales transactions. Margin interest is the income earned (or expense incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received from the short sales.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. PUT OPTIONS -- The Fund may purchase and write put options including securities index options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying securities to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received.

I. CALL OPTIONS -- The Fund may write and buy call options, including securities index options. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

       A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

       An option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of hedged securities. Moreover, in the event the Fund was unable to close an option it had written, it might be unable to sell the securities used as cover.

J. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

K. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--CHANGE IN ACCOUNTING PRINCIPLE

As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Prior to November 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $67,583 reduction in the cost of securities and a corresponding $67,583 increase in net unrealized gains and losses, based on securities held by the Fund on November 1, 2001.

  The effect of this change in the current period was to decrease net investment income by $59,342 and to increase net unrealized gains and losses by $59,342. As a result, the net investment income per share decreased by $0.01 and the net realized and unrealized gains and losses per share remained the same. The ratio of net investment income to average net assets decreased by 0.02%.

NOTE 3--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays a base management fee calculated at the annual rate of 1.50% of the Fund's average daily net assets. The base management fee will be adjusted, on a monthly basis, (i) upward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment performance of the Class A shares exceeds the sum of 2.00% and the 12-month rolling investment record of the S&P 500 Index, or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment record of the S&P 500 Index less 2.00% exceeds the 12-month rolling investment performance of the Class A shares. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $2,317.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $78,368 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $389,988 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. During the Fund's closing to new investors, AIM Distributors has agreed to waive 0.10% of the Fund's average daily net assets of Class A distribution plan fees. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B and Class C shares paid $335,855, $1,141,328 and $463,335, respectively, and AIM Distributors waived fees of $123,950 for Class A shares.

  AIM Distributors retained commissions of $8,811 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $1,479, $428 and $3,010 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $5,636 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 4--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $4,249 and reductions in custodian fees of $760 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $5,009.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 6--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $240,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.10% on the unused balance of the committed line.

  During the year ended October 31, 2002, the average outstanding daily balance of bank loans for the Fund was $2,493,151 with a weighted average interest rate of 2.57%.
NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                         2002       2001
------------------------------------------------------------
Distributions paid from:
  Ordinary income                        $  --   $11,996,664
------------------------------------------------------------
  Long-term capital gain                   --      8,827,472
============================================================
                                                 $20,824,136
____________________________________________________________
============================================================


Tax Components of Beneficial Interest:

  As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments              $ (23,210,439)
----------------------------------------------------------
Temporary book/tax differences                     (19,768)
----------------------------------------------------------
Capital loss carryforward                     (273,024,682)
----------------------------------------------------------
Shares of beneficial interest                  493,823,201
==========================================================
                                             $ 197,568,312
__________________________________________________________
==========================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable to the tax deferral of losses on wash sales, certain short sales, differing book and tax treatment of bond premium amortization, the tax recognition of unrealized gains or losses on certain index options and other deferrals. Amount includes appreciation on option contracts written of $258,680.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                           CAPITAL LOSS
EXPIRATION                                 CARRYFORWARD
-------------------------------------------------------
October 31, 2009                           $187,853,698
-------------------------------------------------------
October 31, 2010                             85,170,984
=======================================================
                                           $273,024,682
_______________________________________________________
=======================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $527,291,986 and $656,422,025, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 was as follows:

Aggregate unrealized appreciation of:
  Investment securities                          $  8,016,375
-------------------------------------------------------------
  Securities sold short                               213,120
-------------------------------------------------------------
Aggregate unrealized (depreciation) of:
  Investment securities                           (29,744,935)
-------------------------------------------------------------
  Securities sold short                            (1,953,679)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                          $(23,469,119)
_____________________________________________________________
=============================================================


Cost of investments for tax purposes is $211,862,265.
Proceeds from securities sold short for tax purposes are $20,945,795.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of a net operating loss reclassification on October 31, 2002, undistributed net investment income (loss) was increased by $1,746,197 and shares of beneficial interest decreased by $1,746,197. This reclassification had no effect on net assets of the Fund.

NOTE 10--CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2002 are summarized as follows:

                                      CALL OPTION CONTRACTS
                                     ------------------------
                                     NUMBER OF     PREMIUMS
                                     CONTRACTS     RECEIVED
-------------------------------------------------------------
Beginning of year                       3,563     $   578,087
-------------------------------------------------------------
Written                                74,032      11,388,480
-------------------------------------------------------------
Closed                                (54,220)     (9,106,555)
-------------------------------------------------------------
Exercised                              (7,367)     (1,007,721)
-------------------------------------------------------------
Expired                                (6,468)       (674,032)
=============================================================
End of year                             9,540     $ 1,178,259
_____________________________________________________________
=============================================================

  Open call options written at October 31, 2002 were as follows:

                                                                     OCTOBER 31,
                                                                        2002         UNREALIZED
                       CONTRACT   STRIKE   NUMBER OF    PREMIUMS       MARKET       APPRECIATION
ISSUE                   MONTH     PRICE    CONTRACTS    RECEIVED        VALUE      (DEPRECIATION)
-------------------------------------------------------------------------------------------------
Abercrombie & Fitch
 Co.- Class A           Nov-02    $  20      1,000     $  119,016     $ 40,000        $ 79,016
-------------------------------------------------------------------------------------------------
Amgen Inc.              Dec-02       50        150         56,548       25,125          31,423
-------------------------------------------------------------------------------------------------
BJ Services Co.         Nov-02       30        450         36,264       73,125         (36,861)
-------------------------------------------------------------------------------------------------
Business Objects
 S.A.-ADR (France)      Nov-02       15      1,000         46,999       77,500         (30,501)
-------------------------------------------------------------------------------------------------
Charles Schwab Corp.
 (The)                  Nov-02       10      1,000         43,039       10,000          33,039
-------------------------------------------------------------------------------------------------
Colgate-Palmolive Co.   Dec-02       60        200         19,399        9,500           9,899
-------------------------------------------------------------------------------------------------
Exxon Mobil Corp.       Nov-02       35        570         66,688       17,100          49,588
-------------------------------------------------------------------------------------------------
Fannie Mae              Nov-02       65        250         86,748       85,000           1,748
-------------------------------------------------------------------------------------------------
Federated Department
 Stores, Inc.           Nov-02       30        250         51,748       47,500           4,248
-------------------------------------------------------------------------------------------------
Harley-Davidson, Inc.   Nov-02       55        600         88,197       24,000          64,197
-------------------------------------------------------------------------------------------------
Inco Ltd. (Canada)      Dec-02       20        300         32,099       21,750          10,349
-------------------------------------------------------------------------------------------------
Inco Ltd. (Canada)      Jan-03     17.5        500         43,999      117,500         (73,501)
-------------------------------------------------------------------------------------------------
Mercury Interactive
 Corp.                  Nov-02       25        325         51,024       81,250         (30,226)
-------------------------------------------------------------------------------------------------
Premcor Inc.            Dec-02       20        300         27,161       40,500         (13,339)
-------------------------------------------------------------------------------------------------
Procter & Gamble Co.
 (The)                  Dec-02       95        120         28,439       14,100          14,339
-------------------------------------------------------------------------------------------------
Royal Caribbean
 Cruises Ltd.           Nov-02       20        500         32,324       11,250          21,074
-------------------------------------------------------------------------------------------------
Smith International,
 Inc.                   Nov-02     32.5        750        121,526       73,125          48,401
-------------------------------------------------------------------------------------------------
3M Co.                  Nov-02      125        250         86,747      102,500         (15,753)
-------------------------------------------------------------------------------------------------
Tiffany & Co.           Nov-02     27.5        650         88,921       65,000          23,921
-------------------------------------------------------------------------------------------------
Wyeth                   Nov-02       35        375         51,373       19,687          31,686
=================================================================================================
                                             9,540     $1,178,259     $955,512        $222,747
_________________________________________________________________________________________________
=================================================================================================

NOTE 11--PUT OPTION CONTRACTS

Transactions in put options contracts written during the year ended October 31, 2002 are summarized as follows:

                                       PUT OPTION CONTRACTS
                                     ------------------------
                                     NUMBER OF     PREMIUMS
                                     CONTRACTS     RECEIVED
-------------------------------------------------------------
Beginning of year                       1,368     $   343,344
-------------------------------------------------------------
Purchased                              18,314       3,564,280
-------------------------------------------------------------
Closed                                (10,412)     (2,821,154)
-------------------------------------------------------------
Exercised                              (2,210)       (274,713)
-------------------------------------------------------------
Expired                                (5,350)       (743,649)
=============================================================
End of year                             1,710     $    68,108
_____________________________________________________________
=============================================================


  Open put option contracts written at October 31, 2002 were as follows:

                                                                  OCTOBER 31,
                       CONTRACT   STRIKE   NUMBER OF   PREMIUMS       2002        UNREALIZED
ISSUE                   MONTH     PRICE    CONTRACTS   RECEIVED   MARKET VALUE   APPRECIATION
---------------------------------------------------------------------------------------------
AOL Time Warner Inc.    Nov-02     $10       1,500     $26,999      $ 7,500        $19,499
---------------------------------------------------------------------------------------------
Sigma-Aldrich Corp.     Dec-02      40         210      41,109       24,675         16,434
=============================================================================================
                                             1,710     $68,108      $32,175        $35,933
_____________________________________________________________________________________________
=============================================================================================

NOTE 12--SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                          2002                            2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                         888,554*   $   7,394,951*     3,592,948    $  42,718,510
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         390,788        3,047,361      1,395,339       16,582,345
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         165,198        1,404,585        687,315        8,289,053
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                              --               --        783,366        9,557,193
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --        593,078        7,206,287
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --        236,058        2,868,267
==========================================================================================================================
Reacquired:
  Class A                                                      (7,642,955)     (63,765,143)   (12,454,161)    (137,149,293)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (5,550,550)*    (44,685,242)*   (6,396,626)     (67,910,938)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,604,233)     (21,148,950)    (2,288,820)     (24,530,288)
==========================================================================================================================
                                                              (14,353,198)   $(117,752,438)   (13,851,503)   $(142,368,864)
__________________________________________________________________________________________________________________________
==========================================================================================================================

* Includes automatic conversion of 106,381 shares of Class B shares in the amount of $852,736 to 104,337 shares of Class A shares in the amount of $852,736.

NOTE 13--FINANCIAL HIGHLIGHTS


The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                            CLASS A
                                                                ----------------------------------------------------------------
                                                                                                               DECEMBER 30, 1999
                                                                                               THREE MONTHS    (DATE OPERATIONS
                                                                 YEAR ENDED OCTOBER 31,          ENDED         COMMENCED) TO
                                                                ------------------------       OCTOBER 31,       JULY 31,
                                                                 2002             2001            2000             2000
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  8.83         $  13.60         $  13.12          $  10.00
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.02)(a)(b)     (0.03)(a)           --(a)          (0.01)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.75)           (4.37)            0.48              3.13
================================================================================================================================
    Total from investment operations                              (1.77)           (4.40)            0.48              3.12
================================================================================================================================
Less distributions from net realized gains                           --            (0.37)              --                --
================================================================================================================================
Net asset value, end of period                                  $  7.06         $   8.83         $  13.60          $  13.12
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                                  (20.05)%         (33.10)%           3.66%            31.20%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $89,218         $171,324         $373,614          $138,205
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets (including interest
  expense and dividends on short sales expense):
  With fee waivers                                                 1.26%(d)         2.16%            2.07%(e)          2.41%(e)
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              1.36%(d)         2.26%            2.10%(e)          2.49%(e)
================================================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense and dividends on short sales expense):
  With fee waivers                                                 1.11%(d)         2.12%            2.03%(e)          2.34%(e)
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              1.21%(d)         2.22%            2.06%(e)          2.42%(e)
================================================================================================================================
Ratio of net investment income (loss) to average net assets       (0.19)%(b)(d)    (0.30)%           0.04%(e)         (0.20)%(e)
================================================================================================================================
Ratio of interest expense and dividends on short sales
  expense to average net assets                                    0.15%(d)         0.04%            0.04%(e)          0.07%(e)
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                             195%             269%              38%              125%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $(0.01) and the ratio of net investment income to average net assets would have been (0.17)%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with generally accepted accounting principles, does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $131,372,836.
(e)  Annualized.


                                                                                            CLASS B
                                                               ------------------------------------------------------------------
                                                                                                              MARCH 31, 2000
                                                                                              THREE MONTHS     (DATE SALES
                                                                YEAR ENDED OCTOBER 31,          ENDED         COMMENCED) TO
                                                               ------------------------       OCTOBER 31,       JULY 31,
                                                                2002             2001            2000             2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  8.74         $  13.55         $  13.10           $  12.81
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.08)(a)(b)     (0.12)(a)        (0.02)(a)          (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (1.73)           (4.32)            0.47               0.31
=================================================================================================================================
    Total from investment operations                             (1.81)           (4.44)            0.45               0.29
=================================================================================================================================
Less distributions from net realized gains                          --            (0.37)              --                 --
=================================================================================================================================
Net asset value, end of period                                 $  6.93         $   8.74         $  13.55           $  13.10
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                 (20.71)%         (33.53)%           3.44%              2.26%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $77,920         $143,331         $282,120           $102,795
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets (including interest
  expense and dividends on short sales expense):
  With fee waivers                                                2.01%(d)         2.92%            2.77%(e)           3.10%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.01%(d)         2.92%            2.77%(e)           3.18%(e)
=================================================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense and dividends on short sales expense):
  With fee waivers                                                1.86%(d)         2.88%            2.73%(e)           3.03%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.86%(d)         2.88%            2.73%(e)           3.11%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.94)%(b)(d)    (1.06)%          (0.66)%(e)         (0.89)%(e)
=================================================================================================================================
Ratio of interest expense and dividends on short sales
  expense to average net assets                                   0.15%(d)         0.04%            0.04%(e)           0.07%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                            195%             269%              38%               125%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have been (0.92)%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $114,132,826.
(e)  Annualized.


                                                                                         CLASS C
                                                                ---------------------------------------------------------
                                                                                                              MARCH 31,
                                                                                                                2000
                                                                                                              (DATE SALES
                                                                                     ,        THREE MONTHS    COMMENCED)
                                                                YEAR ENDED OCTOBER 31,          ENDED            TO
                                                                -----------------------       OCTOBER 31,     JULY 31,
                                                                 2002            2001            2000           2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  8.73         $ 13.55         $  13.09        $ 12.81
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.08)(a)(b)    (0.12)(a)        (0.02)(a)      (0.02)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.72)          (4.33)            0.48           0.30
=========================================================================================================================
    Total from investment operations                              (1.80)          (4.45)            0.46           0.28
=========================================================================================================================
Less distributions from net realized gains                           --           (0.37)              --             --
=========================================================================================================================
Net asset value, end of period                                  $  6.93         $  8.73         $  13.55        $ 13.09
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(c)                                                  (20.62)%        (33.60)%           3.51%          2.19%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $30,430         $59,675         $111,084        $34,972
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets (including interest
  expense and dividends on short sales expense):
  With fee waivers                                                 2.01%(d)        2.92%            2.77%(e)       3.10%(e)
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              2.01%(d)        2.92%            2.77%(e)       3.18%(e)
=========================================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense and dividends on short sales expense):
  With fee waivers                                                 1.86%(d)        2.88%            2.73%(e)       3.03%(e)
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              1.86%(d)        2.88%            2.73%(e)       3.11%(e)
=========================================================================================================================
Ratio of net investment income (loss) to average net assets       (0.94)%(b)(d)   (1.06)%          (0.66)%(e)     (0.89)%(e)
=========================================================================================================================
Ratio of interest expense and dividends on short sales
  expense to average net assets                                    0.15%(d)        0.04%            0.04%(e)       0.07%(e)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             195%            269%              38%           125%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have been (0.92)%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $46,333,541.
(e)  Annualized.

Report of Independent Auditors

To the Shareholders of AIM Opportunities III Fund
And Board of Trustees of AIM Special Opportunities Funds:



We have audited the accompanying statement of assets and liabilities of AIM Opportunities III Fund (a portfolio AIM Special Opportunities Funds), including the schedule of investments, as of October 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented from commencement of operations through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the 2002 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Opportunities III Fund as of October 31, 2002, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.


/s/ ERNST & YOUNG LLP
Houston, Texas
December 10, 2002

OTHER INFORMATION

Trustees and Officers

As of December 31, 2001

The address of each trustee and officer of AIM Special Opportunities Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham* -- 1946       1998               Chairman, President and Chief Executive   None
   Trustee, Chairman and                              Officer, A I M Management Group Inc.
   President                                          (financial services holding company);
                                                      Chairman and President, A I M Advisors,
                                                      Inc. (registered investment advisor);
                                                      Director and Senior Vice President,
                                                      A I M Capital Management, Inc.
                                                      (registered investment advisor);
                                                      Chairman, A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc. (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer); and
                                                      Director and Vice Chairman, AMVESCAP
                                                      PLC (parent of AIM and a global
                                                      investment management firm)
-------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker &           Badgley Funds, Inc. (registered
   Trustee                                            McKenzie                                  investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1998               Chairman, Crockett Technology             ACE Limited (insurance
   Trustee                                            Associates (technology consulting         company); and Captaris, Inc.
                                                      company)                                  (unified messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.            None
   Trustee                                            (registered investment company) and DHJ
                                                      Media, Inc.; Director, Magellan
                                                      Insurance Company; Member of Advisor
                                                      Board of Rotary Power International
                                                      (designer, manufacturer, and seller of
                                                      rotary power engines); formerly,
                                                      Director, President and CEO, Volvo
                                                      Group North America, Inc.; and director
                                                      of various affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage   None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer,
                                                      Mercantile-Safe Deposit & Trust Co.;
                                                      and President, Mercantile Bankshares
                                                      Corp.
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1998               Chief Executive Officer, Twenty First     Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1998               Partner, law firm of Kramer Levin         Cortland Trust, Inc.
   Trustee                                            Naftalis and Frankel LLP                  (registered investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA   None
   Trustee                                            of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1998               Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1998               Executive Vice President, Development     None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

* Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of December 31, 2001


The address of each trustee and officer of AIM Special Opportunities Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum -- 1947            1998               Director and President, A I M Capital     N/A
   Senior Vice President                              Management, Inc.; Director and
                                                      Executive Vice President, A I M
                                                      Management Group Inc.; Director and
                                                      Senior Vice President, A I M Advisors,
                                                      Inc.; and Director, A I M Distributors,
                                                      Inc. and AMVESCAP PLC
-------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1998               Director, Senior Vice President,          N/A
   Senior Vice President and                          General Counsel and Secretary, A I M
   Secretary                                          Advisors, Inc. and A I M Management
                                                      Group Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company; and Vice President, A I M Fund
                                                      Services, Inc., A I M Capital
                                                      Management, Inc. and A I M
                                                      Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1998               Vice President and Chief Compliance       N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen -- 1940         1999               Vice President, A I M Advisors, Inc.      N/A
   Senior Vice President                              and A I M Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1998               Vice President and Fund Treasurer,        N/A
   Vice President and Treasurer                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Ernst & Young LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               5 Houston Center
Houston, TX 77046               Suite 100                       Suite 100                       1401 McKinney, Suite 1200
                                Houston, TX 77046               Houston, TX 77046               Houston, TX 77010-4035

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       A I M Fund Services, Inc.       State Street Bank and Trust
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022                                              Boston, MA 02110

THE AIM FAMILY OF FUNDS--Registered Trademark--

================================================================================

                                  [COVER IMAGE]

                                 MORE AGGRESSIVE

                                  SECTOR EQUITY

                           INTERNATIONAL/GLOBAL EQUITY

                                 DOMESTIC EQUITY

                                  FIXED INCOME

                                MORE CONSERVATIVE

================================================================================


===================================================================================================================================

                                                                                                         FIXED INCOME

         DOMESTIC EQUITY                        INTERNATIONAL/GLOBAL EQUITY                                TAXABLE

         MORE AGGRESSIVE                               MORE AGGRESSIVE                                 MORE AGGRESSIVE

AIM Emerging Growth Fund                   AIM Developing Markets Fund                    AIM High Yield Fund II
AIM Small Cap Growth Fund(1)               AIM European Small Company Fund                AIM High Yield Fund
AIM Aggressive Growth Fund                 AIM Asia Pacific Growth Fund(2)                AIM Strategic Income Fund
AIM Opportunities I Fund(2),(3)            AIM International Emerging Growth Fund         AIM Income Fund
AIM Mid Cap Growth Fund                    AIM Global Aggressive Growth Fund              AIM Global Income Fund
AIM Libra Fund                             AIM European Growth Fund(2)                    AIM Total Return Bond Fund
AIM Dent Demographic Trends Fund           AIM International Growth Fund(2)               AIM Intermediate Government Fund
AIM Opportunities II Fund(2),(3)           AIM Global Growth Fund                         AIM Short Term Bond Fund
AIM Constellation Fund                     AIM Worldwide Spectrum Fund                    AIM Floating Rate Fund
AIM Large Cap Growth Fund                  AIM Global Trends Fund                         AIM Limited Maturity Treasury Fund(4),(5)
AIM Weingarten Fund                        AIM International Core Equity Fund(2)          AIM Money Market Fund
AIM Opportunities III Fund(2),(3)
AIM Small Cap Equity Fund                             MORE CONSERVATIVE                               MORE CONSERVATIVE
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)                          SECTOR EQUITY                                     TAX-FREE
AIM Select Equity Fund
AIM Premier Equity II Fund(2)                           MORE AGGRESSIVE                                MORE AGGRESSIVE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                         AIM New Technology Fund                        AIM High Income Municipal Fund
AIM Mid Cap Basic Value Fund               AIM Global Science and Technology Fund(2)      AIM Municipal Bond Fund
AIM Large Cap Core Equity Fund             AIM Global Energy Fund                         AIM Tax-Free Intermediate Fund(4),(5)
AIM Charter Fund                           AIM Global Financial Services Fund             AIM Tax-Exempt Cash Fund
AIM Basic Value Fund                       AIM Global Health Care Fund
AIM Large Cap Basic Value Fund             AIM Global Utilities Fund                                  MORE CONSERVATIVE
AIM Balanced Fund*                         AIM Real Estate Fund
AIM Basic Balanced Fund*                                                                                 [AIM LOGO]
                                                       MORE CONSERVATIVE                          --Registered Trademark--
        MORE CONSERVATIVE

*Domestic equity and income fund

===================================================================================================================================

Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares were first offered on October 31, 2002.

    For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after Jan. 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages $117 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $323 billion in assets under management.

As of 9/30/02.
                            [AIM LOGO APPEARS HERE]
                            --Registered Trademark--

                 INVEST WITH DISCIPLINE--Registered Trademark--

A I M Distributors, Inc.                                               OPP3-AR-1